UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013

Neurotrope, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-172647	46-3522381
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

10732 Hawk’s Vista Street

Plantation, FL 33324

(Address of principal executive offices, including zip code)

(945) 632-6630

(Registrant’s telephone number, including area code)

BlueFlash Communications, Inc.

c/o Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 29, 2013 (the “Original Report”), is being filed to correct certain information in the Original Report. The text of the Original Report as corrected is set forth herein in its entirety. The amendments (other than insignificant typographical corrections) are in Item 2.01, under the captions:

•	“The Merger and Related Transactions—Registration Rights,” “—Common Stockholders’ Agreement” and “—Voting Agreement”

•	“Security Ownership of Certain Beneficial Owners and Management—Post Merger”

•	“Executive Compensation—Outstanding Equity Awards at Fiscal Year-End” and “—Employment Agreements”

•	“Certain Relationships and Related Transactions”

•	“Description of Securities—Options”

and in Item 9.01(a) in Note 6 – “Subsequent Events—Contractual Commitments” to the Registrant’s Financial Statements for the Period October 31, 2012 (Inception) Through December 31, 2012, and in Note 3 – “Contractual Commitments” and Note 10 – “Subsequent Events” to the Registrant’s Financial Statements for the Six Months Ended June 30, 2013 and the Period from October 31, 2012 (Inception) through June 30, 2013.

In addition, one exhibit is added in Item 9.01.

Table of Contents

FORWARD-LOOKING STATEMENTS		1

EXPLANATORY NOTE		2

Item 2.01	Completion of Acquisition or Disposition of Assets	4

	The Merger and Related Transactions	4

	Description of Business	11

	Description of Properties	34

	Risk Factors	35

	Management’s Discussion and Analysis of Financial Condition and Results of Operations	51

	Security Ownership of Certain Beneficial Owners and Management	56

	Directors, Executive Officers, Promoters and Control Persons	58

	Executive Compensation	63

	Summary Compensation Table	63

	Certain Relationships and Related Transactions	64

	Market Price of and Dividends on Common Equity and Related Stockholder Matters	65

	Description of Securities	67

	Legal Proceedings	71

	Indemnification of Directors and Officers	72

Item 3.02	Unregistered Sales of Equity Securities	73

Item 4.01	Changes in Registrant’s Certifying Accountant.	74

Item 5.01	Changes in Control of Registrant.	74

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.	75

Item 5.06	Change in Shell Company Status.	75

Item 9.01	Financial Statements and Exhibits.	76

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the development of commercially viable pharmaceuticals, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the SEC, and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with drug development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of pharmaceuticals and the healthcare industry, lack of product diversification, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the Securities and Exchange Commission (the “SEC”).

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EXPLANATORY NOTE

We were incorporated as BlueFlash Communications, Inc. in Florida on January 11, 2011. Prior to the Merger and Split-Off (each as defined below), our business was to provide software solutions to deliver geo-location targeted coupon advertising to mobile internet devices.

As previously reported, on August 9, 2013, we reincorporated in the State of Nevada by merging into a newly-formed special-purpose subsidiary, Neurotrope, Inc., which was the surviving corporation in the merger. As a result of this reincorporation merger, (i) we changed our name to Neurotrope, Inc., (ii) we changed our jurisdiction of incorporation from Florida to Nevada, (iii) we increased our authorized capital stock from 300,000,000 shares of common stock, par value $0.0001, to 300,000,000 shares of common stock, par value $0.0001, and 50,000,000 shares of “blank check” preferred stock, par value $0.0001, (iv) each share of BlueFlash Communications, Inc., common stock outstanding at the time of the reincorporation merger was automatically converted into 2.242 shares of Neurotrope, Inc., common stock, with the result that the 10,200,000 shares of common stock outstanding immediately prior to the reincorporation merger was converted into 22,868,400 shares of common stock outstanding immediately thereafter. All share and per share numbers in this Report relating to the common stock of Neurotrope, Inc., prior to this reincorporation merger have been adjusted to give effect to this conversion, unless otherwise stated.

In addition, in connection with the reincorporation, we changed our fiscal year from a fiscal year ending on January 31 of each year, which was used in our most recent filing with the SEC, to one ending on December 31 of each year. The report covering the transition period will be filed on Form 10-K.

On August 23, 2013, our wholly owned subsidiary, Neurotrope Acquisition, Inc., a corporation formed in the State of Nevada on August 15, 2013 (“Acquisition Sub”) merged (the “Merger”) with and into Neurotrope BioScience, Inc., a corporation incorporated in the State of Delaware on October 31, 2012 (“Neurotrope BioScience”). Neurotrope BioScience was the surviving corporation in the Merger and became our wholly owned subsidiary. All of the outstanding Neurotrope BioScience common stock was converted into shares of our common stock, par value $0.0001 per share (the “Common Stock”), on a one-for-one basis.

In connection with the Merger and pursuant to the Split-Off Agreement (defined below), we transferred our pre-Merger business to Marissa Watson, our pre-Merger majority stockholder, in exchange for the surrender by her and cancellation of 20,178,000 shares of our Common Stock. See Item 2.01, “Split-Off”, below.

As a result of the Merger and Split-Off, we discontinued our pre-Merger business and acquired the business of Neurotrope BioScience, and will continue the existing business operations of Neurotrope BioScience as a publicly-traded company under the name Neurotrope, Inc.

Also on August 23, 2013, Neurotrope BioScience closed a private placement of 11,533,375 shares of its Series A convertible preferred stock, for a purchase price of $1.00 per share, for aggregate gross proceeds of $11,533,375 (before deducting placement agent fees and expenses of the offering estimated at approximately $1,500,000). Neurotrope BioScience had previously closed between February and May 2013 on private placements of 10,386,625 shares of its Series A convertible preferred stock, for a purchase price of $1.00 per share, for aggregate gross proceeds of $10,386,625 (before deducting placement agent fees and expenses of the offering). These private placement offerings (the “PPO”) were exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemptions provided by Regulation D promulgated by the SEC thereunder. The PPO was sold to “accredited investors,” as defined in Regulation D. All of the outstanding Neurotrope BioScience Series A convertible preferred stock was converted into shares of our Series A convertible preferred stock (the “Series A Preferred Stock”) on a one-for-one basis in the Merger. Additional information concerning the PPO and the terms of the Series A Preferred Stock is presented below under “Description of Securities” and Item 3.02, “Unregistered Sales of Equity Securities.”

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In accordance with “reverse merger” accounting treatment, our historical financial statements as of period ends, and for periods ended, prior to the Merger will be replaced with the historical financial statements of Neurotrope BioScience prior to the Merger in all future filings with the SEC.

As used in this Current Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms “Neurotrope,” the “Company,” the “Registrant,” “we,” “us,” and “our” refer to Neurotrope, Inc., incorporated in Nevada, after giving effect to the Merger and the Split-Off.

This Current Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following Items in Form 8-K:

Item 1.01.	Entry into a Material Definitive Agreement

Item 2.01.	Completion of Acquisition or Disposition of Assets

Item 3.02.	Unregistered Sales of Equity Securities

Item 4.01.	Changes in Registrant’s Certifying Accountant

Item 5.01.	Changes in Control of Registrant

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.06.	Change in Shell Company Status

Item 9.01.	Financial Statements and Exhibits

Prior to the Merger, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). As a result of the Merger, we have ceased to be a shell company. The information contained in this Current Report, together with the information contained in our Annual Report on Form 10-K for the fiscal year ended January 31, 2013, and our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the SEC, constitute the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

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Item 1.01	Entry into a Material Definitive Agreement

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

THE MERGER AND RELATED TRANSACTIONS

Merger Agreement

On August 23, 2013 (the “Closing Date”), the Company, Acquisition Sub and Neurotrope BioScience entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), which closed on the same date.  Pursuant to the terms of the Merger Agreement, Acquisition Sub merged with and into Neurotrope BioScience, which was the surviving corporation and thus became a wholly-owned subsidiary of Neurotrope, Inc.

Pursuant to the Merger, we ceased to engage in the business of providing software solutions to deliver geo-location targeted coupon advertising to mobile internet devices and acquired the business of Neurotrope BioScience to engage in developing two product platforms, including a diagnostic test for Alzheimer’s Disease (“AD”) and a drug candidate called bryostatin for the treatment of Alzheimer’s Disease, both of which are in the clinical testing stage.  See “Split-Off” below.

At the closing of the Merger, (a) each of the 19,000,000 shares of Neurotrope BioScience’s common stock issued and outstanding immediately prior to the closing of the Merger was converted into one share of our Common Stock, and (b) each of the 21,920,000 shares of Neurotrope BioScience’s Series A convertible preferred stock issued and outstanding immediately prior to the closing of the Merger was converted into one share of our Series A Preferred Stock. (See “Description of Securities—Preferred Stock—Series A Preferred Stock” below for a description of the voting powers, preferences and other rights of our Series A Preferred Stock.) As a result, an aggregate of (a) 19,000,000 shares of our Common Stock were issued to the holders of Neurotrope BioScience’s common stock, and (b) 21,920,000 shares of our Series A Preferred Stock were issued to the holders of Neurotrope BioScience’s Series A convertible preferred stock. In addition, warrants issued to the placement agents and permitted sub-agents to purchase 900,000 shares of Neurotrope BioScience’s common stock were converted into Agent Warrants (as defined below) to purchase 900,000 shares of our Common Stock, and warrants issued to the placement agents and permitted sub-agents to purchase 1,217,000 shares of Neurotrope BioScience’s Series A convertible preferred stock were converted into Agent Warrants to purchase 1,217,000 shares of our Series A Preferred Stock. Neurotrope BioScience did not have any other stock purchase warrants or any stock options outstanding at the time of the Merger. The warrants to purchase 900,000 shares of our Common Stock and 1,217,000 shares of our Series A Preferred Stock issued on conversion of the warrants issued by Neurotrope BioScience as described above are referred to, collectively, as the “Agent Warrants.”

The Merger Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions. Breaches of the representations and warranties will be subject to customary indemnification provisions, subject to specified aggregate limits of liability.

The Merger will be treated as a recapitalization of the Company for financial accounting purposes. Neurotrope BioScience will be considered the acquirer for accounting purposes, and the historical financial statements of Neurotrope, Inc., before the Merger will be replaced with the historical financial statements of Neurotrope BioScience before the Merger in all future filings with the SEC.

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The parties have taken all actions necessary to ensure that the Merger is treated as a tax-free exchange under Section 351 of the Internal Revenue Code of 1986, as amended.

The issuance of shares of our Common Stock and Series A Preferred Stock to holders of Neurotrope BioScience’s capital stock in connection with the Merger was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and Regulation D promulgated by the SEC under that section. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement, and are subject to further contractual restrictions on transfer as described below.

We also agreed not to register under the Securities Act the resale of the shares of our Common Stock received in the Merger by our officers, directors and key employees and holders of 10% or more of our Common Stock for a period of two years following the closing of the Merger.

The form of the Merger Agreement is filed as an exhibit to this Report. All descriptions of the Merger Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

Split-Off

Upon the closing of the Merger, under the terms of a split-off agreement and a general release agreement, the Company transferred all of its pre-Merger operating assets and liabilities to its wholly-owned special-purpose subsidiary, Blue Flash Communications Corp., a Nevada corporation (“Split-Off Subsidiary”), formed on August 15, 2013. Thereafter, pursuant to the split-off agreement, the Company transferred all of the outstanding shares of capital stock of Split-Off Subsidiary to Marisa Watson, the pre-Merger majority stockholder of the Company, and the former sole officer and director of the Company (the “Split-Off”), in consideration of and in exchange for (i) the surrender and cancellation of an aggregate of 20,178,000 shares of our Common Stock held by Ms. Watson (which were cancelled and will resume the status of authorized but unissued shares of our Common Stock) and (ii) certain representations, covenants and indemnities. All descriptions of the split-off agreement and the general release agreement herein are qualified in their entirety by reference to the text thereof filed as exhibits hereto, which are incorporated herein by reference.

The PPO

Concurrently with the closing of the Merger and in contemplation of the Merger, Neurotrope BioScience held a closing of its PPO in which it sold 11,533,375 shares of its Series A preferred stock, at a price of $1.00 per share, for gross proceeds (before deducting commissions and expenses of the offering) of $11,533,375. The offering that resulted in this closing was conducted on a “best efforts” basis. This closing of the PPO and the closing of the Merger were conditioned upon each other.

Neurotrope BioScience had previously held closings of the PPO for 10,386,625 shares of its Series A convertible preferred stock, for a purchase price of $1.00 per share, for aggregate gross proceeds of $10,386,625 (before deducting placement agent fees and expenses of the offering).

Neurotrope BioScience agreed to pay the placement agents in the PPO, EDI Financial, Inc. and Allied Beacon Financial, Inc., registered broker-dealers, a cash commission of 10% of the gross funds raised from investors in the PPO. In addition, the placement agents received (a) for the first $12,000,000 of aggregate gross PPO proceeds (including the prior closings), (i) warrants exercisable for a period of ten (10) years to purchase a number of shares of Neurotrope BioScience common stock equal to 7.5% of the number of shares of Neurotrope BioScience Series A convertible preferred stock sold to investors introduced by them, with a per share exercise price of $0.01, and (ii) warrants exercisable for a period of ten (10) years to purchase a number of shares of Neurotrope BioScience Series A convertible preferred stock equal to 2.5% of the number of shares of Neurotrope BioScience Series A convertible preferred stock sold to investors introduced by them, with a per share exercise price of $1.00; and (b) on aggregate gross PPO proceeds in excess of $12,000,000, warrants exercisable for a period of ten (10) years to purchase a number of shares of Neurotrope BioScience Series A convertible preferred stock equal to 10% of the number of shares of Neurotrope BioScience Series A convertible preferred stock sold to investors introduced by them, with an exercise price of $1.00 per share. As a result of the foregoing, the placement agents and their permitted sub-agents were paid an aggregate commission of $2,117,000 and were issued warrants purchase an aggregate of 900,000 shares of Neurotrope BioScience common stock and warrants to purchase an aggregate of 1,217,000 shares of Neurotrope BioScience Series A convertible preferred stock, which were converted into Agent Warrants to purchase an aggregate of 900,000 shares of our Common Stock and an aggregate of 1,217,000 shares of our Series A Preferred Stock, as described more fully above. Neurotrope BioScience was also required to reimburse the placement agents $25,000 of legal expenses incurred in connection with the PPO. Neurotrope BioScience agreed to indemnify the placement agents and their sub-agents to the fullest extent permitted by law, against certain liabilities that may be incurred in connection with this PPO, including certain civil liabilities under the Securities Act, and, where such indemnification is not available, to contribute to the payments the placement agents and its sub-agents may be required to make in respect of such liabilities.

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All descriptions of the Agent Warrants herein are qualified in their entirety by reference to the text thereof filed as exhibits hereto, which are incorporated herein by reference.

Registration Rights

In connection with the PPO, we entered into a Preferred Stockholders Agreement, pursuant to which we have agreed to file a registration statement registering for resale the shares of our Common Stock underlying the shares of Series A Preferred Stock issued in the Merger in exchange for the shares of Neurotrope BioScience Series A convertible preferred stock sold in the PPO (the “Registrable Securities”) as follows: If at any time after the earlier of (i) five years after the closing of the PPO or (ii) 180 days after the effective date of the registration statement for an underwritten public offering of equity securities of the Company under the Securities Act with a price to the public of at least $5.00 per share and aggregate gross proceeds to the Company of at least $30,000,000 (a "QPO"), the Company receives a request from holders of at least 40% of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with the SEC with respect to Registrable Securities having an anticipated aggregate offering price, net of selling expenses, of at least $15,000,000, then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof to all other holders of Registrable Securities; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the initiating holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other holders, subject to certain limitations.

If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from holders of at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such holders having an anticipated aggregate offering price, net of selling expenses, of at least $1,000,000, then the Company shall (i) within ten (10) days after the date such request is given, give a notice to all other holders of Registrable Securities; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration, subject to certain limitations.

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If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the holders of Series A Preferred Stock) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than certain excluded registrations), the Company shall give each holder of Registrable Securities notice of such registration, and upon the request of each holder, shall, subject to certain limitations, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration.

We have agreed to maintain the effectiveness of any registration statement referred to above for at least 120 days after the date on which the registration statement is declared effective by the SEC, or, if earlier, until the distribution contemplated by the registration statement has been completed.

We will pay all expenses in connection with any registration obligation provided in the registration rights agreement, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of our counsel and of our independent accountants.  Each investor will be responsible for its own underwriting discounts and commissions, transfer taxes and the expenses of any attorney or other advisor such investor decides to employ.

Registration rights shall terminate upon the earliest of (i) the date when shares of registrable securities are eligible to be sold without restriction under Rule 144, (ii) the closing of a Deemed Liquidation Event, as such term is defined in the Company's certificate of incorporation and (iii) the fifth anniversary of the effective date of the company's first QPO after the Closing Date.

All descriptions of the Preferred Stockholders Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

The holders of the Agent Warrants have “piggyback” registration rights for the shares Common Stock underlying the Agent Warrants (including shares of Common Stock issuable upon conversion of the Series A Preferred Stock underlying the Agent Warrants) with respect to any registration statement filed by PubCo that would permit the inclusion of such underlying shares, and subject to customary limitations.

Common Stockholders’ Agreement

The Company has entered into an Amended and Restated Stockholders Agreement (the "Common Stockholders Agreement"), dated August 23, 2013, with all of the holders of Neurotrope BioScience’s common stock prior to the Merger: Neurosciences Research Ventures, Inc. (“NRV”), Dr. Daniel Alkon (“Alkon”), Northlea Partners LLLP (“Northlea”) and Dr. Jim New (“New”), which amends and restates in its entirety the agreement between such stockholders and Neurotrope BioScience in effect prior to the Merger. Pursuant to the Common Stockholders Agreement, the parties agreed to certain corporate governance matters pertaining to the Company (including with respect to the composition of the Board of Directors) and to certain restrictions on the transfer of shares of Common Stock held by such parties. Each shareholder who is a party to the Common Stockholders Agreement agreed that:

•	the authorized number of directors of the Company will be seven, with six directors elected by the holders of a majority of the outstanding Common Stock, voting as a separate class (each, a “Common Director”) and one director elected by the holders of a majority of the outstanding Series A Preferred Stock, voting as a separate class on an as-converted basis;

•	the following five persons shall be nominated and elected to the Board as Common Directors:

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o	two representatives designated by NRV (each, an “NRV Designee”), who initially shall be William S. Singer and Ralph Bean;

o	two representatives designated by designated by the “Majority Abeles Stockholders” (as defined therin) (each, an “Abeles Designee”), who initially shall be Dr. John Abeles and Dr. Jim New; and

o	one independent representative designated by the Board (the “Neurotrope Designee”), which designee has not been determined as of the date of this Report; and

•	subject to the provisions of applicable law, no NRV Designee, Abeles Designee or Neurotrope Designee shall be removed from the Board unless such removal is requested in writing by the party that designated such designee.

In addition, each shareholder who is a party to the Common Stockholders Agreement granted the other parties (including the Company) certain rights of first refusal with respect to the sale or transfer of his or its shares of Common Stock in the Company. Each shareholder who is a party to the Common Stockholders Agreement also agreed to certain tag-along rights and drag-along obligations with respect to their shares of common stock in the Company. In addition, Northlea Partners LLLP, Dr. Abeles and Dr. Jim New agreed to vote together for certain specified matters that are approved by the NRV Designees (and against such matters that are not approved by the NRV Designees), including with respect to (i) licensing or sublicensing of intellectual property licensed from BRNI, (ii) certain fundamental changes or changes in ownership with respect to the Company and (iii) the liquidation, dissolution or winding up of the Company. The voting obligations described in the preceding sentence will terminate on the earlier of the effective date of a Company QPO and the closing of a sale by the Company of equity securities resulting in gross proceeds to the Company of at least $12,000,000.

Voting Agreement

The Company, NRV, Northlea, New, Alkon, Hannah Rose Holdings, LLC (“HRH”) and another stockholder of the Company entered into a Voting Agreement dated as of August 23, 2013, pursuant to which HRH and such other stockholder (which holds 488,079 shares of Common Stock) agreed to vote all of their Common Stock such that:

•	the authorized number of directors of the Company will be seven, with six directors elected by the holders of a majority of the outstanding Common Stock, voting as a separate class (each, a “Common Director”) and one director elected by the holders of a majority of the outstanding Series A Preferred Stock, voting as a separate class on an as-converted basis;

•	the following five persons shall be nominated and elected to the Board as Common Directors:

o	two NRV Designees, who initially shall be William S. Singer and Ralph Bean;

o	two representatives designated by the holders of a majority in interest of the shares of Common Stock held by New and Northlea (each, an “Abeles Designee”), who initially shall be Dr. John Abeles and Dr. Jim New; and

o	one independent Neurotrope Designee, which designee has not been determined as of the date of this Report; and

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•	subject to the provisions of applicable law, no NRV Designee, Abeles Designee or Neurotrope Designee shall be removed from the Board unless such removal is requested in writing by the party that designated such designee.

In addition, each of NRV, Northlea, New and Alkon agreed to vote all of their Common Stock in favor of electing as a Common Director after the Merger one independent representative designated by HRH (the “HRH Designee”) as soon as practicable after such representative has been identified by HRH. NRV, Abeles, New and Alkon agree to vote their Common Stock in favor of the election of the HRH Designee only at the time of such individual's initial appointment to the Parent's Board, and nothing obligates them to vote in favor of the election of any other individual as an HRH Designee or in favor of the continuing service of the HRH Designee once elected to the Board.

For information on numbers of shares of our stock held by NRV, Abeles, New, Alkon and HRH, see “Security Ownership of Certain Beneficial Owners and Management” below.

2013 Equity Incentive Plan

Before the Merger, our Board of Directors adopted, and our stockholders approved, our 2013 Equity Incentive Plan (the “2013 Plan”), which provides for the issuance of incentive awards of up to 7,000,000 shares of our Common Stock to officers, key employees, consultants and directors. Following the closing of the Merger, options to purchase an aggregate of 5,154,404 shares of our Common Stock were issued to four founding stockholders of Neurotrope BioScience, our five directors and a consultant. See “Market Price of and Dividends on Common Equity and Related Stockholder Matters - Securities Authorized for Issuance under Equity Compensation Plans” below for more information about the 2013 Plan and the outstanding stock options.

Departure and Appointment of Directors and Officers

Our Board of Directors is authorized to consist of seven members and currently consists of five members, leaving two vacancies. On the Closing Date, Ronald Warren, our sole director before the Merger, resigned his position as a director, and John Abeles, Jim New, William Singer, Ralph Bean and Jay Haft were appointed to the Board of Directors.

Also on the Closing Date, Mr. Warren, our President, Secretary, Treasurer and sole officer before the Merger, resigned from these positions, and Jim New was appointed as our Chief Executive Officer and President, Robert Weinstein was appointed as our Chief Financial Officer and Treasurer, William Singer was appointed as our Secretary and Dan Alkon was appointed our Chief Scientific Officer by the Board.

See “Management – Directors and Executive Officers” below for information about our new directors and executive officers.

Lock-up Agreements and Other Restrictions

In connection with the Merger, each of our executive officers and directors named above and each person holding 10% or more of our Common Stock after giving effect to the Merger, the Split-Off and the PPO (the “Restricted Holders”), holding at that date in the aggregate 19,000,000 shares of our Common Stock, entered into agreements (the “Lock-Up and No Shorting Agreements”), whereby they are restricted for a period of 24 months after the Merger from certain sales or dispositions of our Common Stock held by them immediately after the Merger, except in certain limited circumstances (the “Lock-Up”).

Further, for a period of 24 months after the Merger, each Restricted Holder has agreed in the Lock-Up and No Shorting Agreements to be subject to restrictions on engaging in certain transactions, including effecting or agreeing to effect short sales, whether or not against the box, establishing any “put equivalent position” with respect to our Common Stock, borrowing or pre-borrowing any shares of our Common Stock, or granting other rights (including put or call options) with respect to our Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from our Common Stock, or otherwise seeks to hedge his position in our Common Stock.

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Pro Forma Ownership

Immediately after giving effect to (i) the Merger and (ii) the cancellation of 20,178,000 shares in the Split-Off, and (iii) the closing of the PPO there were 21,700,000 issued and outstanding shares of our Common Stock, as follows:

•	The stockholders of Neurotrope BioScience prior to the Merger hold 19,000,000 shares of our Common Stock; and

•	the stockholders of the Company prior to the Merger (excluding Marissa Watson, who surrendered her shares in the Split-Off) hold 2,700,000 shares of our Common Stock.

In addition,

•	the investors in the PPO hold 21,920,000 shares of our Series A Preferred Stock;

•	the placement agents and their permitted sub-agents hold Agent Warrants to purchase

o	900,000 shares of our Common Stock, subject to adjustment in certain circumstances as provided therein; and

o	1,217,000 shares of our Series A Preferred Stock, subject to adjustment in certain circumstances as provided therein

•	the 2013 Plan authorizes issuance of up to 7,000,000 shares of our Common Stock as incentive awards to executive officers, key employees, consultants and directors; options to purchase 5,154,404 shares of Common Stock have been granted under the 2013 Plan.

No other securities convertible into or exercisable or exchangeable for our Common Stock (including options or warrants) are outstanding.

Our common stock is quoted on the OTC Markets (OTCQB) under the symbol “BLFLD,” which will change to “NTRP” on September 9, 2013.

Accounting Treatment; Change of Control

The Merger is being accounted for as a “reverse merger,” and Neurotrope BioScience is deemed to be the acquirer in the reverse merger. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Merger will be those of Neurotrope BioScience and will be recorded at the historical cost basis of Neurotrope BioScience, and the consolidated financial statements after completion of the Merger will include the assets and liabilities of Neurotrope BioScience, historical operations of Neurotrope BioScience and operations of the Company and its subsidiaries from the closing date of the Merger. As a result of the issuance of the shares of our Common Stock pursuant to the Merger, a change in control of the Company occurred as of the date of consummation of the Merger. Except as described in this Current Report, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our Board of Directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

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We continue to be a “smaller reporting company,” as defined under the Exchange Act, following the Merger. We believe that as a result of the Merger we have ceased to be a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act).

DESCRIPTION OF BUSINESS

Immediately following the Merger, the business of Neurotrope BioScience became our business. Neurotrope BioScience’s was formed to develop and market two product platforms: a diagnostic test for Alzheimer’s Disease and a drug candidate called Bryostatin for the treatment of Alzheimer’s Disease, both of which are in the clinical testing stage.

History

As described above, we were incorporated in Florida as BlueFlash Communications, Inc. on January 11, 2011. Prior to the Merger and Split-Off (each as defined above), our business was to provide software solutions to deliver geo-location targeted coupon advertising to mobile internet devices. As a result of the Split-Off and the Merger, the Company discontinued its pre-Merger business and acquired the business of Neurotrope BioScience.

Our authorized capital stock currently consists of 300,000,000 shares of common stock, par value $0.0001, and 50,000,000 shares of “blank check” preferred stock, par value $0.0001, 24,325,000 of which has been designated as Series A Preferred Stock. Our common stock is quoted on the OTC Markets (OTCQB) under the symbol “BLFLD,” which will change to “NTRP” on September 9, 2013.

Our principal executive offices are located at 10732 Hawk’s Vista Street, Plantation, Florida 33324, USA. Our telephone number is 1-945-632-6630. Our website address is www.neurotropebioscience.com.

Neurotrope BioScience was incorporated on October 31, 2012, under the laws of the State of Delaware. It is a clinical stage biopharmaceutical and diagnostics company. The company has been principally focused on developing two product platforms, a diagnostic test for Alzheimer’s Disease (sometimes referred to herein as AD) and a drug candidate called bryostatin for the treatment of Alzheimer’s Disease, both of which are in the clinical testing stage.

We are considered to be a development stage company, as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 915-10, in that we are devoting substantially all of our efforts to establishing a new business, where planned principal operations have commenced, but no revenues have been derived from these operations.

Neurotrope BioScience entered into a Technology License and Services Agreement, dated October 31, 2012, with the Blanchette Rockefeller Neurosciences Institute (“BRNI”) and its affiliate NRV II, LLC, pursuant to which the company was granted an exclusive non-transferable license to certain patents and technologies required to develop our proposed products (for additional information, see “Description of Business—Intellectual Property—Technology License and Services Agreement”). The company was formed for the primary purpose of commercializing certain technologies, which were initially developed by BRNI, for therapeutic or diagnostic applications for Alzheimer’s Disease or other cognitive dysfunctions. These technologies have been under development since 1999 and have been financed through significant funding from a variety of non-investor sources (which include not-for-profit foundations, the National Institutes of Health (which is part of the U.S. Department of Health and Human Services) and contributions from individuals).

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BRNI is a non-profit medical research institution dedicated to the study of memory and memory disorders. BRNI was founded in 1999 in memory of Blanchette Ferry Hooker Rockefeller, the mother of U.S. Senator John D. Rockefeller IV, who died of Alzheimer’s Disease. BRNI operates out of two facilities: a 78,000 square foot research building located on the campus of the University of West Virginia located in Morgantown, West Virginia, and a 9,000 square foot facility located on the campus of John Hopkins University in Rockville, Maryland. Through financial contributions made by the Rockefeller family, other donations made by individuals, including the estate of Sir John Templeton, and funding from federal and state authorities, BRNI has supported a significant level of research and development identifying lead drug candidates which are now ready for clinical testing and ultimately commercialization. The technology and associated inventions underlying our products are proprietary to BRNI.

In addition to bryostatin and the diagnostic test for Alzheimer’s Disease, we intend to pursue development of two other technology platforms with applications related to the treatment of Alzheimer’s Disease based on technology developed by and licensed from BRNI: the first, a platform for transporting drugs into the brain through the “blood-brain-barrier”; and, the second, a group of drugs for enhancing cognition, mood and alertness for neuropsychiatric conditions.

We expect that our first product, a diagnostic test system for the non-invasive detection of AD, will finish the testing phase of its development in 2015, whereupon we will evaluate the feasibility of its commercialization. The test uses an enzyme target which we believe controls most, if not all, of the early and recognized AD pathological processes.

BRNI is currently running compassionate use clinical trials in familial Alzheimer’s Disease with the experimental drug prototype bryostatin under a U.S. Food and Drug Administration (“FDA”) approved study protocol. We plan to expand this clinical study effort in familial Alzheimer’s Disease in the 2013-2014 timeframe to include additional patients. Also, we plan to begin Phase 2 clinical studies with bryostatin in mild-to-moderate stage AD patients in 2014. Bryostatin modulates the same enzyme target used by the diagnostic test for the detection of AD. We have human safety data and laboratory and animal results that suggest we may be able to improve symptoms and halt the progress of AD. We believe the drug prototypes restore synaptic structures and functions damaged by AD, leading to improvements in cognition and memory. Beyond AD, several other neurodegenerative diseases, such as ischemic stroke, traumatic brain injury, Fragile X mental retardation, depression and aging in the brain, may be amenable to treatment with the same approach.

Alzheimer’s Disease and the Potential Market for our Products

The Epidemic of Alzheimer’s Disease

According to the Alzheimers Association, it was estimated that 36 million people worldwide had AD in 2010. The prevalence of AD is independent of race, ethnicity, geography, life style and, to a large extent, genetics. The most common cause of developing AD is living too long. In developing countries, where the median age of death is less than 65 years old, AD is rarely recognized or diagnosed. In the U.S in 2013, 5.2 million persons are estimated to have AD, and 96% of these people are older than 65 years of age.

Researchers have explored and continue to explore a wide range of drug mechanisms in hopes of developing drugs to combat this disease. Figure 1 illustrates the range of mechanisms under consideration. Our approach, which involves the activation of PKCe, represents a novel mechanism in the armamentarium of potential AD drug therapies.

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Figure 1. Different Pharmacologic Targets being pursued for the Treatment of AD1

It has been shown that, during several years preceding the diagnosis of dementia associated with Alzheimer’s Disease, there is a gradual cognition decline which at first may have rather benign characteristics. Entering the mild cognitive impairment (MCI) phase of the disease marks progression of AD to the point where there is synaptic dysfunction and loss of neurons (Figure 2). The mild cognitive impairment stage transitions into the moderate and, finally, severe stages of the disease that are characterized by greater systemic loss of neurons in the brain tissue.

[1]	Business Insights: Reference Code B100040-005, Publication Date May 2011, “Advances in Alzheimer’s Disease Drug Discovery”

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Figure 2. Early Diagnosis of AD is Essential to Effective Treatment2

This progressive degeneration produces some abnormalities in the brain’s neurotransmitter systems as would be expected in cell dysfunction. A combination of cholinergic and glutamatergic dysfunction appears to underlie some of the symptomology of AD, and thus have become targets for pharmacologic intervention.

The loss of neuronal function and neuronal cell death is also related to the abnormal processing of β amyloid (Aβ) peptide, ultimately leading to the formation of Aβ plaques in the brain. As illustrated in Figure 2, this amyloid load in the brain usually becomes marked before the symptoms of the mild cognitive impairment (MCI) phase appear in AD patients.

The amyloid cascade hypothesis states that amyloid pathology leads to tau protein hyperphosphorylation and neurofibrillary tangles, excitotoxicity, neuroinflammation and finally synaptic depletion and neuronal death. The majority of drug development efforts to date have focused on stopping the production of Aβ or its fragments, and the elimination of these peptides from either intracellular or extracellular locations, has represented the preponderance of drug design efforts to halt the progression of AD. However, these efforts have been unsuccessful.

Neurotrope believes the current disappointment in clearing formed amyloid as a therapeutic intervention comes from a faulty view of the process. In our view, amyloid is merely a signal of the final phase of the pathology, and its appearance is an indication that the cessation of neuronal function in neuronal cells “stained” with plaque is inevitable.

In the words of Dr. Dan Alkon, Scientific Director at BRNI and our Chief Scientific Officer, “AD is not primarily a disease of plaques and tangles as many had previously concluded, it is most importantly a disease of synapses. In animal studies we found that PKCe activation in neurons targets the loss of synapses in the Alzheimer’s brain, and can virtually eliminate all other elements of the disease, i.e. the elevation of the toxic protein A Beta, the loss of neurons, the appearance of plaques, and the loss of cognitive function.”

[2]	Lancet Neurol. 2010;9,119 CR Jack et al, “ Hypothetical model of dynamic biomarkers of the Alzheimer’s pathological cascade”

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Potential Market for our Products

According to an article titled “Progress in Alzheimer’s Disease” published in J. Neurol in 2012, there has been a dearth of new product introductions in the last 20 years either for the treatment of AD symptoms or its definitive diagnosis in patients who begin exhibiting the memory and cognitive disorders associated with the disease. According to the Alzheimer’s Association, all of the products introduced to date for the treatment of AD have yielded negative or marginal results with no long-term effect on the progression of AD and no improvement in the memory or cognitive performance of the patients receiving these therapies. With 36 million people worldwide estimated to have AD in 2010, there is significant commercial potential for a new therapeutic that is effective in delaying the progression of the disease.

We believe the market for drugs, therapies or diagnostics to treat and analyze AD exist exclusively in the developed world and are principally comprised of the North American, European and Japanese markets. The aggregate AD market is subdivided into four distinct segments which are shown in Figure 3, as are the projected compounded annual growth rates (CAGRs) for these segments over the 2009-2014 timeframe.

Sales of the major drug therapies available only by prescription are reported in Figure 3, which includes, among others, the acetylcholinesterase inhibitors (Exelon®, Razadyne®, and Aricept®) and the NMDA ligand Namenda®. These drugs are approved for the symptomatic treatment of the cognitive aspects of AD but have no meaningful effect on disease progression, giving only temporary improvement in cognitive decline. Despite their limited efficacy, this group of drugs had collective worldwide sales in 2011 in excess of approximately $6 billion, according to a BBC Research Report. The negative CAGR for this segment reflects the fact that this class of drugs faces generic competition over the timeframe considered.

Figure 3. Global Market for Alzheimer’s Disease ($ mm): 2009-20143

A much higher growth rate is projected for the use of biomarkers and diagnostics over the 2009-2014 timeframe. The use of techniques or tools to measure disease progression and clinical trial endpoints are, in our estimation, in high demand across the industry. We believe that there is currently no diagnostic test for AD that has achieved significant market penetration.

[3]	BCC Research Report PHM062A Alzheimer’s Disease Therapeutics and Diagnostics: Global Markets, January 2010. Available at http://www.bccresearch.com/market-research/pharmaceuticals/alzheimers-disease-therapeutics-phm062a.html

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The “Therapeutics for Treatment of Symptoms” category cited in Figure 3 represents drugs from other classes that are being used to temporarily treat some of the symptoms of AD4. Lastly “Imaging” techniques to visualize and map Alzheimer’s Disease in the brains of patients while they are still alive is making inroads in the industry with the approval of some recent products (e.g., Amyvid®).

Neurotrope’s Proposed Products

Challenges in Treating AD

One of the challenges in treating AD is that its symptoms become manifest only years after the disease process has actually commenced. Treatment strategies attempting to intervene once symptoms become apparent are focused on stimulating the neurotransmitter activity of still healthy neurons, or removing the amyloid plaque deposited in the brain. All drug development efforts to date that have targeted the removal of beta-amyloid or tau protein as their therapeutic mechanism of action have failed, and drugs approved for stimulating neurotransmitter activity offer short-lived, palliative results for AD patients. As such, these strategies have yielded negative or marginal results with no effect on the progression of AD and no improvement in the memory or cognitive performance of the patients receiving these therapies, according to an article published in The American Journal of Pathology.

Dead or dying neurons cannot be returned to function, and many in the AD field currently believe that stemming the progression of the disease may only be possible with very early stage intervention. The FDA is encouraging the pharmaceutical industry to increase efforts to investigate such early stage interventional treatments by recommending that modified clinical endpoints, both functional and cognitive, be established to monitor the efficacy of drug prototypes being tested in early stage AD patients, according to an article published in The New England Journal of Medicine5

In contrast, we believe that our data from various preclinical animal models demonstrates that activation of the enzyme called protein kinase C epsilon (“PKCe”) in central nervous system neurons returns neuronal vitality and function in areas of the brain damaged by AD, resulting in the restoration of memory and cognition.

Synaptogenesis

The research team at BRNI has developed a new approach to treat neurodegenerative disease through the activation of protein kinase C-epsilon (PKCe). While the inhibition of PKCe has previously been explored in clinical studies for the treatment of cancer, BRNI has discovered that the selective activation of this enzyme is effective in treating memory and cognition disorders stemming from neurodegenerative disease.

We believe that deficient activity or low concentrations of PKCe in aging subjects is one of the main causes of the neurodegeneration seen in AD. The schematic in Figure 4 illustrates only a portion of the changes mediated by PKCe, and how they may help reverse the neuronal damage and loss central to the pathogenic process in Alzheimer’s Disease.

[4]	See footnote 1.

[5]	NEJM.org: The New England Journal of Medicine, March 15, 2013, page 1: Drug Development of Early Alzheimer’s Disease, N. Kozauer, M.D., and Russell Katz, M.D.

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Figure 4. PKCe Activation Involves 5 Different Mechanisms to Stop the Progression of Alzheimer’s Disease6

Activation of PKCe has been achieved with drug prototypes that mimic the activity of diacylglycerol and phosphatidylserine, which are the natural ligands for this enzyme. In addition, a variety of in vitro and in vivo models have demonstrated that these drug prototypes are effective in restoring the structure and function of neuronal synapses. The first clinical application of the PKCe activators are focused on the treatment of Alzheimer’s Disease, but a number of other neurodegenerative diseases may be amenable to similar treatment. A list of these future drug targets is shown in Figure 5.

[6]	Based on unpublished BRNI research.

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Figure 5. Therapeutic targets for neuroregeneration through PKCe activation

Treatment of AD by Stimulating Synaptic Regeneration and Prevention of Neuronal Death

BRNI’s research program in this area lies outside the conventional wisdom that has dominated research efforts in the industry. The pathology of AD likely has multiple layers in its development and the accumulating presence of tau phosphorylated tangles and Aβ are causative factors in the poisoning of neurons and the resultant cognitive and memory disorders. However, once this process presents clinical manifestations of AD, restoring synaptic function thus far has not been effectively achieved by removing Aβ plaques with experimental drug interventions. Neurons cannot replicate, so once they’re poisoned with Aβ, the loss of function to the patient is irreversible.

BRNI’s and our approach is to restore general viability and hence synaptic function in still functioning neurons by stimulating the regeneration and growth of the dendritic branches in these neurons. This process can be visualized at the microscopic level in the neuronal cells of rats whose neurons have been damaged by ischemic shock (depriving oxygen) or traumatic injury to the brain. The morphology of the damaged neurons in these animal models looks strikingly different after they are treated with experimental drugs that activate the enzyme called protein kinase C epsilon (PKCe). The new growth of dendritic trees on the damaged neurons creates a multiplicity of new synaptic connections, basically re-wiring the damaged neurons and restoring their function. Earlier therapeutic intervention with a PKCe activator produces better outcomes in tests measuring restored animal cognition function.

PKCe Activation Stimulates the Formation of New Synaptic Connections

The new synaptic connections formed from the damaged neurons in the rats can be demonstrated in various behavioral models for the animals that are used to measure memory functions. Treatment with bryostatin, and similar compounds synthesized at BRNI, for 12 weeks in transgenic rodent models pre-disposed to develop an AD-type of pathology shortly after birth, showed that the compounds promoted the growth of new synapses and preserved the existing synapses. In addition, these drugs also stopped the decrease of PKCe and the increase of soluble amyloid, according an article published in Journal of Neuroscience.7

In cell tissue culture systems, the difference in morphology between neurons damaged by the application of ASPD (a modified form of Aβ) as compared to neurons activated by the application of bryostatin (Bryo) + retinoic acid (RA) is seen in Figure 6. Treatment with bryostatin, through PKCe activation, stimulates the regeneration of neurons and the formation of new synaptic connections.

[7]	Journal of Neuroscience 2011, 31 (2), 630, D. Alkon et al.

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Figure 6. Synaptogenesis in Hippocampus Neurons8

The Central Role of PKCe in Maintaining Neuron Structure and Function

Upon activation, PKCe migrates from the cytosol to the cell membrane where it activates the MAP kinases Erk1/2 and NF-κβ, causing a series of changes leading to increased DNA transcription, synaptic maturation, a consequent increase of neurotrophin levels (such as NGF and BDNF), an inhibition of apoptosis, a reduction of β amyloid, and mediation of APOE3 neuroprotection.

This myriad of events is orchestrated by PKCe, and prompts a number of secondary events occurring in both the pre- and post-synaptic portions of the neuron. Cellular visualization of this effect shows an increase in the number of pre-synaptic vesicles in the neurons, an increase in pre-synaptic levels of PKCe and an increase in the number of mushroom spines associated with individual synaptic boutons, which spines may be important in memory. Their genesis in these neurons is responsible for the formation of new synapses.

The central role of PKCe activation in these dynamic events occurs much further upstream from the pathology associated with the deposition of neurofibrillary tangles and Aβ. This does not contradict the amyloid hypotheses for AD, but offers an earlier timepoint for therapeutic intervention which could prevent the formation of tangles and plaque.

Decreased amyloid formation from PKCe activation results from an increase in the rate of Aβ degradation by ECE (endothelin converting enzyme) and also an induction of α secretase mediated cleavage of amyloid precursor protein through phosphorylation of an extracellular signal regulated kinase known as Erk 1 / 2. In rodent models genetically predisposed to forming large amounts of amyloid deposits in their brains, PKCe activation was found to interrupt the ongoing formation of amyloid, suggesting that this approach may delay the progression of AD.

[8]	Based on unpublished BRNI research.

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The key to BRNI’s innovation in this area has been in identifying highly potent drug prototypes which at low concentrations cause the specific and transient activation of PKCe, without interacting with the other isozyme variants of PKC whose inactivation would negate the synaptogenic properties of the e isoform.

Testing PKCe Activation in Man

The basic drug mechanism invoking PKCe activation for neuronal regeneration has never been evaluated in man for any drug class or therapeutic application. We believe that BRNI’s research in this field is an ideal platform for testing this approach in human subjects.

We have contracted with BRNI in a research and collaboration agreement for ongoing support in this field, and have licensed from BRNI a body of biomedical research comprised of new methods and drug prototypes designed to stimulate neuronal regeneration. For additional information, see “Description of Business—Intellectual Property—Technology License and Services Agreement.” The commercial application of this technology has potential to impact Alzheimer’s Disease as well as traumatic brain injury, ischemic stroke, post-traumatic stress syndrome and learning disorders.

Drug Prototypes That Treat AD Through Regeneration

BRNI has developed two distinct groups of small molecule drug prototypes categorized as the bryostatin and polyunsaturated fatty acid (PUFA) analogues which are effective in the activation of PKCe. Representative structures of these chemically distinct classes of drugs prototypes are shown in Figure 7.

Figure 7. Lead Structures from the Chemical Families of Bryostatin and PUFA Analogues Effective in the Activation of PKCe9

These molecules activate PKCe by binding to two different and distinct active sites on the enzyme. The natural ligands that bind to these sites and act as activators for PKCe are diacylglycerol and phosphatidylserine. The bryostatin analogues act as mimetics for diacylglycerol and, similarly, the PUFA analogues act as mimetics through their binding to the phosphatidylserine site. Both chemical families show a high level of specificity in activating the epsilon (e) variant in the PKC family of isozymes.

[9]	Trends in Biochemical Sciences V. 34, #3, p.136. T.J. Nelson et al, “ Neuroprotective versus Tumorigenic protein kinase C activators”

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Part of the hierarchal array of in vitro and in vivo tests used by BRNI in optimizing the potency of their drug prototypes is displayed in Figure 8. This “system” of drug screening is another major part of BRNI’s proprietary know-how.

Figure 8. Optimization of PKCe Activation Effects in Lead Drug Candidates: Array of in vitro and in vivo Test Models10

Bryostatin

The flagship product in our armamentarium is bryostatin. Bryostatin is a natural product isolated from a marine organism. Bryostatin is a PKCα and e activator that was originally developed as an anticancer drug. According to Clinical Cancer Research, this drug candidate was previously evaluated in 63 clinical studies involving more than 1,200 patients at the National Cancer Institute for the treatment of various forms of cancer. While having failed these studies as an experimental anti-cancer therapy, much useful information on the safety, pharmacodynamics and toxicity of the drug was obtained from these in-human trials.

[10]	Based on unpublished BRNI research.

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BRNI discovered that, at a much lower dose than what was used in these anticancer trials, bryostatin is a potent activator of PKCe and may have efficacy in treating AD. Activation of PKCe has now been shown to partially restore synaptic function in neurons damaged by AD, ischemic stroke or traumatic brain injury in in vitro and in vivo animal models.

The National Cancer Institute has entered into a material transfer agreement with BRNI to provide the bryostatin required for pre-clinical research as well as all of the Phase 2 clinical trials planned by the Company. The clinical material transfer agreement specifies that BRNI retains all of the bryostatin intellectual property. Our license agreement with BRNI (see “Description of Business—Intellectual Property—Technology License and Services Agreement”) permits our access to new bryostatin clinical trial data and information held by the National Cancer Institute, as well as past clinical, safety and toxicity data compiled by the National Cancer Institute during the time this drug was being evaluated for its anticancer properties. The National Cancer Institute has agreed to supply BRNI, and, thereby, us, with bryostatin to explore the efficacy of this drug in treating AD. The clinical material transfer agreement prohibits the use of bryostatin for commercial purposes, for which a separate license may be required.

BRNI has received FDA approval to conduct an exploratory evaluation of bryostatin on a compassionate use basis in AD patients who have an inherited form of AD, frequently called familial Alzheimer’s Disease. Familial Alzheimer’s Disease results from one of four major mutations in the genome, and this mutation is passed on from generation to generation within a family that carries the defective gene. The tragic consequence of familial Alzheimer’s Disease is that it strikes its victims at an early age, often while they are in their twenties. The aggressive progression of familial Alzheimer’s Disease can render these patients in the terminal stages of Alzheimer’s Disease in their late 30s and early 40s.

We intend to collaborate with BRNI and obtain our own approval from the FDA to further the clinical studies in Familial Alzheimer’s Disease initiated by BRNI throughout the 2013-2014 timeframe. We also plan to initiate a Phase 2a study in 12 AD patients to assess the safety and tolerability of the drug candidate in 2014. In both clinical studies, we will assess the efficacy of bryostatin on improving the cognition of these patients or delaying the progression of the disease.

PUFA

Several other drug prototypes termed the PUFA analogues have been synthesized at BRNI and evaluated for their PKCe activating properties in models of AD. The PUFA analogues are not structurally related to bryostatin and therefore activate PKCe at a different site than bryostatin. We believe the PUFA analogues represent a potential source for follow-on drug candidates. PKCe activators from BRNI’s PUFA family of drug prototypes have demonstrated neuroregeneration efficacy in BRNI’s laboratories roughly equivalent to that of bryostatin. Our goal is to commence clinical evaluation of a lead drug candidate from this chemical series in 2014. We plan for the PUFA analogues to undergo clinical evaluation for the treatment of AD regardless of the clinical test results generated by the initial evaluation of bryostatin.

Diagnostic Test for AD

If accurate biomarkers are established to allow clinicians to make an early diagnosis of AD and a determination of its severity, pharmacotherapy of the disease could start earlier and perhaps delay its progression and end-stage consequences.

The absolute determination of AD in patients is currently achieved only upon autopsy; clinicians are unable to definitively diagnose the disease in living patients. BRNI’s research on the role of PKCe in neuroregeneration has allowed it to develop different peripheral biomarkers that have a high correlation level with the presence of AD. BRNI has developed three peripheral biomarkers whose expression is mediated by PKCe. A description of these biomarkers and the assay systems used to measure them is displayed in Figure 9.

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Using fibroblasts obtained from a simple skin biopsy, a series of in vitro tests are used to amplify the expression of these biomarkers which can be used to detect AD. The skin fibroblast displays the same basic pathophysiology indicative of AD as a neuron in the central nervous system. At present, there have been four studies of our diagnostic test involving a total of 174 patients which have analyzed AD patients, patients with mixed dementia (AD plus other dementia), normal or controls, and patients with non-AD dementia.

Figure 9. Methodology for AD in vitro Diagnostic Test11

The molecular indices that form the backbone of the diagnostic test were derived from the convergence of signaling pathways that mediate Memory, AD Pathophysiology and Synaptogenesis. In each of these processes, the level of PKCe activation plays a central role. Each of the three peripheral biomarkers was individually evaluated against a separate group of subjects as illustrated in Figure 10. The specificity and selectivity for each of the biomarkers demonstrates the precision of this diagnostic test system, not only for the absolute confirmation of AD, but the ability of the test to discriminate AD dementia from that of other forms of dementia. We are currently planning the final clinical study in the development of this diagnostic test system, which is targeted for completion in 2015. This study will simultaneously evaluate all three biomarkers in approximately 300 AD patients providing additional cross-validation data between the different biomarkers.

[11]	Neurobiology of Aging 2010, V.31, p.889, Tapan Khan et al, and PNAS, 2006, V. 103 #35, p. 13203, “ An internally controlled peripheral biomarker for Alzheimer’s disease : Erk1 and Erk2 responses to the inflammatory signal bradykinin”

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Figure 10. Database for Validating the in vitro Diagnostic Test from Skin Biopsy Samples12

We plan to finish the testing phase of the development of this diagnostic test in 2015, whereupon we will evaluate the feasibility of its commercialization.

We believe the hallmarks of our diagnostic test are:

•	its ease of use for both the patient and clinician;

•	the ability of the test to differentiate AD-type dementias from those dementias having a different origin, and;

•	the test is equally accurate in confirming the presence of AD in patients who are asymptomatic, or in those patients who might be experiencing the first clinical signs of AD.

Future objectives for the diagnostic test are its application in establishing the stage of the AD progression and the rate of progression for the disease from the first diagnostic test result.

Based on current laboratory capacity, we expect to be able to analyze up to 100 samples per month. Quality control standards are applied against every parameter in the diagnostic test process, to help ensure a high level of consistency in the test results regardless of the laboratory or technicians operating the test.

We will actively seek a marketing partner to assist both in the promotion of the diagnostic test, and laboratory support to process tests that exceed our laboratory capacity.

[12]	Based on unpublished BRNI research.

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Learning and Memory Disorders

A parallel drug discovery program at BRNI, which is also licensed to us, has discovered a new role for the enzyme carbonic anhydrase in modulating the attention status of animals. This serves as a direct input to their learning capacity and the consolidation of new memories that are a consequence of the learning exercise. Drug prototypes that activate carbonic anhydrase transform the normal inhibitory synapses that are gamma-aminobutyric acid (GABA) mediated into excitatory synapses which enhance the learning capacity of the test animals.

Although this discovery will require at least several years of preclinical refinement before drug candidates are ready for testing in humans, the potential clinical applications offer a new mechanism to potentially modulate attention deficit disorder (ADD) and post-traumatic stress disorder (PTSD). Patients with ADD are not able to focus on a task long enough to facilitate the memory function and thus could benefit from a drug that activates carbonic anhydrase; while patients with PTSD struggle with turning off bad memories that alter their perceptions and disrupt their ability to absorb new sensory inputs from their current reality. In this case, carbonic anhydrase inhibitors may effectively turn off the feedback of bad memories which cloud their consciousness and have devastating effects on their daily existence.

Enhanced Delivery of Drugs Through the Blood-Brain-Barrier

The brain is self-enclosed by a fatty sheath that covers those blood vessels that are exposed to the peripheral blood supply. The evolutionary purpose of this fatty sheath is to prevent the brain from being exposed to deleterious substances of natural or man-made origins that may be circulating in our peripheral blood supply. This barrier also makes it very difficult for hydrophilic drugs to enter the brain. While the concentration of such drugs may be high when measured in the blood plasma, usually their concentration in the brain is only a fraction of that seen in the periphery. The blood-brain-barrier does employ active transport mechanisms to “import” from the peripheral blood supply essential nutrients it requires for its function. These active transport systems circumvent the barrier protection qualities of the blood-brain-barrier and can be exploited for the stealth delivery of drug substances needed in the brain to combat infection, inflammation or other disease.

BRNI has exploited one of these active transport systems which is responsible for moving cholesterol and apolipoprotein E (ApoE) across the blood-brain-barrier to support the brain’s metabolic function. The hydrophilic antibiotic tetracycline has been compartmentalized in synthetically prepared low density lipoprotein (LDL) micelles that have numerous molecules of ApoE imbedded in its membrane. The normal penetration of tetracycline into the brain when administered systemically is negligible, but can be dramatically improved when it is incorporated into the ApoE–LDL micelles.

This discovery has established a proof-in-principle for using LDL-ApoE micelles to facilitate the entry of hydrophilic drugs into the brain.

We plan to expand the development program for this blood-brain-barrier delivery system at BRNI, and generalize its application to a variety of drugs through a contract research service offered to other pharmaceutical companies seeking to improve the penetration of their drug prototypes into the brain.

Corporate Development Plan

Our priorities over the next 24 months are focused on achieving the following milestone events:

•	The first of these milestone events commences with our FDA Phase 2a single dose clinical study with bryostatin in AD patients. The results of this study are expected to be reported by the third quarter of 2014. If this study generates positive results, we expect to be positioned to initiate a Phase 2b study by the end of the fourth quarter of 2014;

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•	We are applying to the FDA for approval to conduct a multiple dose study with bryostatin on a compassionate use basis in AD patients who suffer from an early onset form of this disease due to an inherited genetic mutation. If approval is timely received, we expect the initial results from this study to be available by the end of the fourth quarter of 2013, with further ongoing results expected to be reported at different intervals throughout 2014; and

•	We plan to finish the testing phase of the development of our in vitro diagnostic test system for the detection of Alzheimer’s Disease in 2015, whereupon we will evaluate the feasibility of its commercialization.

Our operating plan for attaining these objectives is illustrated in Figure 11.

Figure 11. Operating Plan for the next 24 Months

We plan to engage a contract research organization to help plan, execute and analyze the two Phase 2 studies we have planned in AD. Based on a fast track clinical development plan, if the Phase 2 clinical development program for bryostatin is a success, we believe this product could possibly obtain FDA approval by the end of 2018.

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Ongoing consulting services furnished by BRNI will support our efforts to nominate a PUFA drug prototype for Phase 1 evaluation in AD, which is currently expected by the end of the second quarter of 2014.

Intellectual Property

Technology License and Services Agreement

Neurotrope BioScience entered into a Technology License and Services Agreement, dated October 31, 2012, with BRNI and its affiliate NRV II, LLC, which was amended by Amendment #1 to the License Agreement, dated August 21, 2013 (as amended, the “License Agreement”). Pursuant to the License Agreement, BRNI and NRV II, LLC granted to Neurotrope BioScience an exclusive, non-transferable, world-wide, royalty-bearing license to certain patents owned by BRNI or licensed to NRV II, LLC by BRNI as of or subsequent to October 31, 2012 to develop, use, manufacture, market and sell products or services for therapeutic or diagnostic applications for Alzheimer’s Disease or other cognitive dysfunctions. There are certain exceptions to the exclusivity of the license, including for BRNI and its affiliates to use the licensed intellectual property to engage in research and development and other non-commercial activities and to provide services to us or to perform other activities in connection with the License Agreement, and with respect to intellectual property acquired by BRNI or NRV II, LLC that would be subject to the License Agreement but is subject to a license existing as of the date of acquisition. Pursuant to the License Agreement, BRNI has the exclusive right (but not the obligation) to apply for, file, prosecute or maintain patents and patent applications for the technologies licensed to us. However, in order to maintain our rights to use the licensed technologies, we must reimburse BRNI for all of the attorney’s fees and other costs and expenses related to any of the foregoing.

The License Agreement requires us to use, and to pay the fees, costs and expenses of, BRNI to provide research and development services or other scientific assistance and support services unless BRNI provides its prior written consent to the use of third-party service provider, which consent may not be commercially unreasonably withheld. We are required to pay to BRNI a royalty in the amount of between 2% and 5% of the our revenues in connection with the licensed technology depending upon the percentage of our ownership held by Neuroscience Research Ventures, Inc., which is an affiliate of BRNI (the amount of the royalty generally increases as the percentage ownership by Neuroscience Research Ventures, Inc. decreases). Within 30 days after our receipt of any amount of capital raised in a financing prior to a public offering, we are required to pay to BRNI 5% of such amount as an advance payment of future royalties. In addition, upon the February 28, 2013 closing on the sale of Series A Preferred Stock, we were required to pay BRNI a fee in the amount of approximately $1.6 million. The License Agreement further requires us to pay BRNI (i) a fixed research fee equal to a pro-rata amount of $1 million in the year during which the we close on a $25 million round of financing, (ii) a fixed research fee of $1 million per year for each of the five calendar years following the completion of such financing and (iii) an annual fixed research fee in an amount to be negotiated and agreed upon no later than 90 days prior to the end of the fifth calendar year following the completion of such financing to be paid with respect to each remaining calendar year during the term of the License Agreement.

The term of the License Agreement continues until the later of the date (i) the last of the licensed patents expires, is abandoned or is declared unenforceable or invalid (in each case, determined in accordance with the License Agreement) and (ii) the last of the licensed technology enters the public domain. BRNI has the right to terminate the License Agreement after 30 days prior notice in certain circumstances, including if we were to materially breach any provisions of the License Agreement after a 60-day cure period for breaches that are capable of being cured, in the event of certain bankruptcy or insolvency proceedings or in the event of the termination of that certain Stockholders Agreement dated October 31, 2012 with respect to us.

Effective August 28, 2013, the Company signed a statement of work (“SOW”) with BRNI pursuant to the License Agreement, whereby the Company has contracted for the further development of its AD diagnostic product. The project is intended to validate each of three biomarkers in a heterogeneous patient population to determine sensitivity and selectivity parameters for each biomarker, or combination of biomarkers, to detect Alzheimer’s Disease. The three biomarkers to be evaluated are: the PKCe levels, the Erk1/2 ratios, and the fibroblast morphology test. Pursuant to the SOW, the Company is obligated to pay BRNI a total of $1,645,470 in twelve equal monthly installments of $137,123, payable on the first business day of each month. These payments are for operating expenses associated with BRNI’s diagnostic laboratories. Operating expenses that are incurred in excess of this total amount are the responsibility of BRNI unless prior approval is obtained from the Company. The SOW may be extended if BRNI provides the Company with two months advanced notice that the SOW objectives are not met within the initial twelve month period. The Company will agree to continue funding the SOW at the same monthly rate for a period not to exceed an additional six months to conclude the first anticipated clinical trial for the AD diagnostic product. In addition, the Company has agreed to pay an estimated $877,300 in external costs to complete the first clinical trial. If the results of the first clinical trial are accurate to pre-described tolerances, the Company has agreed to consider paying BRNI additional funds to further related research and development activities.

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BRNI’s Intellectual Property

BRNI has established an extensive intellectual property portfolio that includes 52 issued patents, 93 pending patents and 3 provisional patent filings, in the U.S. and elsewhere, which, we believe, together cover the world’s key pharmaceutical market. BRNI’s patent portfolio includes method of use patents claiming an extended family of bryostatin analogues in the treatment of cognitive dysfunction and memory disorders. Composition of matter and method of use patents have been issued to BRNI that cover the use of the PUFA family of molecules for the same therapeutic applications. BRNI has also filed patent applications for drug delivery systems and other composition formulations.

The License Agreement provides the Company rights to the patents and technologies required to develop its proposed products. The patents and technologies licensed to the Company pursuant to the License Agreement include, without limitation, the following:

•	an in vitro diagnostic system to detect AD;

•	drug prototypes composed of the bryostatin and PUFA chemical families;

•	a patent protected technology to enhance drug delivery through the blood-brain-barrier; and

•	lead molecules and methodologies to modify attention-gated learning, alertness and memory disorders through the modulation of the enzyme carbonic anhydrase.

A substantial amount of in-human data exists that was generated by the National Cancer Institute that involves the earlier evaluation of bryostatin as an anticancer agent. The National Cancer Institute also holds the existing inventory of the bryostatin drug product which is suitable for use in man. Our use of the substantial data package generated by the National Cancer Institute on bryostatin, as well as access to the clinical supply of this substance, is permitted under a material transfer agreements entered into and between the National Cancer Institute and BRNI.

There are no known patent conflicts or freedom to operate issues at this time which could encumber our ability to commercialize either the AD diagnostic system or the PKCe activators for the treatment of cognition and memory disorders. However, we cannot provide any assurance that such conflicts will not arise in the future. See the risk factors captioned “Our commercial success will depend, in part, on our ability, and the ability of our licensors, to obtain and maintain patent protection. Our licensors’ failure to obtain and maintain patent protection for our products may have a material adverse effect on our business.” and “Our licensed patented technologies may infringe on other patents, which may expose us to costly litigation.” under “Risk Factors—Risks Related to our Business.”

Governmental Regulation and Product Approval

The manufacturing and marketing of our potential products and our ongoing research and development activities are subject to extensive regulation by the FDA and comparable regulatory agencies in state and local jurisdictions and in foreign countries.

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United States Regulation

Before any of our products can be marketed in the United States, they must receive approval from the FDA. To receive this approval, any drug we develop must undergo rigorous preclinical testing and clinical trials that demonstrate the product candidate’s safety and effectiveness for each indicated use. This extensive regulatory process controls, among other things, the development, testing, manufacture, safety, efficacy, record keeping, labeling, storage, approval, advertising, promotion, sale, and distribution of pharmaceutical products.

In general, before any new ethical pharmaceutical product can be marketed in the United States, the process typically required by the FDA includes:

•	preclinical laboratory and animal tests;

•	submission of an investigational new drug application, or IND, which must become effective before human clinical trials may begin;

•	adequate and well-controlled human clinical trials to establish the safety and efficacy of the proposed drug for its intended use;

•	pre-approval inspection of manufacturing facilities and selected clinical investigators;

•	Submission of a New Drug Application, or NDA, to the FDA; and

•	FDA approval of an NDA, or an NDA supplement (for subsequent indications or other modifications, including a change in location of the manufacturing facility).

Preclinical Testing

In the United States, drug candidates are tested in animals until adequate proof of safety and efficacy is established. These preclinical studies generally evaluate the mechanism of action and pharmacology of the product and assess the potential safety and efficacy of the product. Tested compounds must be produced according to applicable current good manufacturing practice requirements and preclinical safety tests must be conducted in compliance with FDA and international regulations regarding good laboratory practices. The results of the preclinical tests, together with manufacturing information and analytical data, are generally submitted to the FDA as part of an IND, which must become effective before human clinical trials may commence. The IND will automatically become effective 30 days after receipt by the FDA, unless before that time the FDA requests an extension or raises concerns about the conduct of the clinical trials as outlined in the application. If the FDA has any concerns, the sponsor of the application and the FDA must resolve the concerns before clinical trials can begin. Regulatory authorities may require additional preclinical data before allowing the clinical studies to commence or proceed from one phase to another, and could demand that the studies be discontinued or suspended at any time if there are significant safety issues. Furthermore, an independent institutional review board for each medical center proposing to participate in the conduct of the clinical trial, must review and approve the clinical protocol and patient informed consent form before commencement of the study at the respective medical center.

Clinical Trials

Clinical trials for new drug candidates are typically conducted in three sequential phases that may overlap. In phase 1, the initial introduction of the drug candidate into human volunteers, the emphasis is on testing for safety or adverse effects, dosage, tolerance, metabolism, distribution, excretion, and clinical pharmacology. Phase 2 involves studies in a limited patient population to determine the initial efficacy of the drug candidate for specific targeted indications, to determine dosage tolerance and optimal dosage and to identify possible adverse side effects and safety risks. Once a compound shows evidence of effectiveness and is found to have an acceptable safety profile in phase 2 evaluations, pivotal phase 3 trials are undertaken to more fully evaluate clinical outcomes and to establish the overall risk/benefit profile of the drug, and to provide, if appropriate, an adequate basis for product labeling. During all clinical trials, physicians will monitor patients to determine effectiveness of the drug candidate and to observe and report any reactions or safety risks that may result from use of the drug candidate. The FDA, the trial sites internal review board or the sponsor may suspend a clinical trial at any time on various grounds, including a finding that the subjects are being exposed to an unacceptable health risk.

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The data from the clinical trials, together with preclinical data and other supporting information that establishes a drug candidate’s safety, are submitted to the FDA in the form of a new drug application (NDA) or NDA supplement (for approval of a new indication if the product candidate is already approved for another indication). Under applicable laws and FDA regulations, each NDA submitted for FDA approval is usually given an internal administrative review within 45 to 60 days following submission of the NDA. If deemed complete, the FDA will “file” the NDA, thereby triggering substantive review of the application. The FDA can refuse to file any NDA that it deems incomplete or not properly reviewable. The FDA has established internal substantive review goals of six months for priority NDAs (for drugs addressing serious or life threatening conditions for which there is an unmet medical need) and ten months for regular NDAs. The FDA, however, is not legally required to complete its review within these periods, and these performance goals may change over time. Moreover, the outcome of the review, even if generally favorable, is not typically an actual approval, but an “action letter” that describes additional work that must be done before the NDA can be approved. The FDA’s review of a NDA may involve review and recommendations by an independent FDA advisory committee. The FDA may deny approval of an NDA or an NDA supplement if the applicable regulatory criteria are not satisfied, or it may require additional clinical data and/or an additional pivotal phase 3 clinical trial. Even if such data are submitted, the FDA may ultimately decide that the NDA or NDA supplement does not satisfy the criteria for approval.

Data Review and Approval

Substantial financial resources are necessary to fund the research, clinical trials and related activities necessary to satisfy FDA requirements or similar requirements of state, local and foreign regulatory agencies. It normally takes many years to satisfy these various regulatory requirements, assuming they are satisfied. Information generated in this process is susceptible to varying interpretations that could delay, limit, or prevent regulatory approval at any stage of the process. Accordingly, the actual time and expense required to bring a product to market may vary substantially. We cannot assure you that we will submit applications for required authorizations to manufacture and/or market potential products or that any such application will be reviewed and approved by the appropriate regulatory authorities in a timely manner, if at all. Data obtained from clinical activities is not always conclusive and may be susceptible to varying interpretations, which could delay, limit or prevent regulatory approval. Success in early stage clinical trials does not ensure success in later stage clinical trials. Even if a product candidate receives regulatory approval, the approval may be significantly limited to specific disease states, patient populations and dosages, or have conditions placed on them that restrict the commercial applications, advertising, promotion or distribution of these products.

Once issued, the FDA may withdraw product approval if ongoing regulatory standards are not met or if safety problems occur after the product reaches the market. In addition, the FDA may require testing and surveillance programs to monitor the effect of approved products which have been commercialized, and the FDA has the power to prevent or limit further marketing of a product based on the results of these post-marketing programs. The FDA may also request additional clinical trials after a product is approved. These so-called phase 4 studies may be made a condition to be satisfied after a drug receives approval. The results of phase 4 studies can confirm the effectiveness of a product candidate and can provide important safety information via the FDA’s voluntary adverse drug reaction reporting system. Any products manufactured or distributed by us pursuant to FDA approvals would be subject to continuing regulation by the FDA, including record-keeping requirements and reporting of adverse experiences with the drug. Drug manufacturers and their subcontractors are required to register their establishments with the FDA and certain state agencies, and are subject to periodic unannounced inspections by the FDA and certain state agencies for compliance with good manufacturing practices, which impose certain procedural and documentation requirements upon us and our third-party manufacturers. We cannot be certain that we or our present or future suppliers will be able to comply with the good manufacturing practices regulations and other FDA regulatory requirements. If our present or future suppliers are not able to comply with these requirements, the FDA may halt our clinical trials, require us to recall a drug from distribution or withdraw approval of the NDA for that drug. Furthermore, even after regulatory approval is obtained, later discovery of previously unknown problems with a product may result in restrictions on the product or even complete withdrawal of the product from the market.

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The FDA closely regulates the marketing and promotion of drugs. Approval may be subject to post-marketing surveillance and other record keeping and reporting obligations, and involve ongoing requirements. Product approvals may be withdrawn if compliance with regulatory standards is not maintained or if problems occur following initial marketing. A company can make only those claims relating to safety and efficacy that are approved by the FDA. Failure to comply with these requirements can result in adverse publicity, warning letters, corrective advertising and potential civil and criminal penalties. Physicians may prescribe legally available drugs for uses that are not described in the product’s labeling and that differ from those tested by us and approved by the FDA. Such off-label uses are common across medical specialties. Physicians may believe that such off-label uses are the best treatment for many patients in varied circumstances. The FDA does not regulate the behavior of physicians in their choice of treatments. The FDA does, however, restrict manufacturers’ communications on the subject of such off-label use.

505(b)(2)

The traditional approval process for new drugs is set out in Section 505(b)(1) of the Federal Food, Drug, and Cosmetic Act. An alternative pathway to FDA approval, established by Section 505(b)(2) of the Federal Food, Drug, and Cosmetic Act, permits the applicant to rely on certain preclinical or clinical information generated by others for an approved product as some of the information required for approval and for which the applicant has not obtained a right of reference. The FDA may also require companies to perform additional studies to support the change from the approved product. The FDA may then approve the new product candidate for all or some of the indications for which the referenced product was approved, as well as for any new indications sought by the Section 505(b)(2) applicant.

To the extent that the Section 505(b)(2) applicant is relying on existing information for an already approved product, the applicant is required to certify to the FDA concerning any patents listed for the approved product in the FDA’s Orange Book publication. Specifically, the applicant must certify that either: (i) the required patent information has not been filed; (ii) the listed patent has expired; (iii) the listed patent has not expired, but will expire on a particular date and approval is sought after patent expiration; or (iv) the listed patent is valid or will not be infringed by the new product. If the applicant does not challenge the unexpired listed patents, the Section 505(b)(2) application will not be approved until all the listed patents claiming the referenced product have expired. The Section 505(b)(2) application also will not be approved until any non-patent exclusivity, such exclusivity for obtaining approval of a new chemical entity, listed in the Orange Book for the referenced product has expired.

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Fast Track Approval

The Federal Food, Drug, and Cosmetic Act, as amended, and FDA regulations provide certain mechanisms for the accelerated “Fast Track” approval of potential products intended to treat serious or life-threatening illnesses which have demonstrated the potential to address unmet medical needs. The procedures permit early consultation and commitment from the FDA regarding the preclinical and clinical studies necessary to gain marketing approval. Provisions of this regulatory framework also permit, in certain cases, NDAs to be approved on the basis of valid indirect measurements of benefit of product effectiveness, thus accelerating the normal approval process. In the future, certain potential products employing our technology might qualify for this accelerated regulatory procedure. Even if the FDA agrees that these potential products qualify for accelerated approval procedures, the FDA may deny approval of our drugs or may require additional studies before approval. The FDA may also require us to perform post-approval, or phase 4, studies as a condition of such early approval. In addition, the FDA may impose restrictions on distribution and/or promotion in connection with any accelerated approval, and may withdraw approval if post-approval studies do not confirm the intended clinical benefit or safety of the potential product.

Orphan Drug Designation

Under the Orphan Drug Act, the FDA may grant orphan drug designation to drugs intended to treat a rare disease or condition, which is generally a disease or condition that affects fewer than 200,000 individuals in the United States. Orphan drug designation must be requested before submitting a NDA. After the FDA grants orphan drug designation, the identity of the therapeutic agent and its potential orphan use are disclosed publicly by the FDA. Orphan drug designation does not convey any advantage in or shorten the duration of the regulatory review and approval process. If a product that has orphan drug designation subsequently receives FDA approval for the disease for which it has such designation, the product is entitled to orphan product exclusivity, which means that the FDA may not approve any other applications to market the same drug for the same disease, except in very limited circumstances, for seven years. These very limited circumstances are (i) an inability to supply the drug in sufficient quantities or (ii) a situation in which a new formulation of the drug has shown superior safety or efficacy. This exclusivity, however, also could block the approval of our product for seven years if a competitor obtains earlier approval of the same drug for the same indication.

Foreign Regulation

In addition to regulations in the United States, we will be subject to a variety of foreign regulations governing clinical trials and commercial sales and distribution of our products in foreign countries. Whether or not we obtain FDA approval for a product, we must obtain approval of a product by the comparable regulatory authorities of foreign countries before we can commence clinical trials or marketing of the product in those countries. The approval process varies from country to country, and the time may be longer or shorter than that required for FDA approval. The requirements governing the conduct of clinical trials, product licensing, pricing and reimbursement vary greatly from country to country.

Under European Union regulatory systems, we may submit marketing authorization applications either under a centralized or decentralized procedure. The centralized procedure, which is available for medicines produced by biotechnology or which are highly innovative, provides for the grant of a single marketing authorization that is valid for all EU member states. This authorization is a marketing authorization application. The decentralized procedure provides for mutual recognition of national approval decisions. Under this procedure, the holder of a national marketing authorization may submit an application to the remaining member states. Within 90 days of receiving the applications and assessment report, each member state must decide whether to recognize approval. This procedure is referred to as the mutual recognition procedure.

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The policies of the FDA and foreign regulatory authorities may change and additional government regulations may be enacted which could prevent or delay regulatory approval of our products and could also increase the cost of regulatory compliance. We cannot predict the likelihood, nature or extent of adverse governmental regulation that might arise from future legislative or administrative action, either in the United States or abroad.

Regulation of Diagnostic Tests

Our diagnostic test must be offered in a manner than complies with the regulatory framework developed by the FDA and the Centers for Medicare and Medicaid with respect to diagnostic tests. See the risk factors captioned “If we are unable to engage a CLIA-certified lab to process our diagnostic test at its facilities, the commercialization of our diagnostic test may be unsuccessful.” and “If the FDA were to begin requiring approval or clearance of our tests, we could incur substantial costs and time delays associated with meeting requirements for pre-market clearance or approval.”

Other Government Regulation

Our research and development activities use biological and hazardous materials that are dangerous to human health and safety or the environment. We are subject to a variety of federal, state and local laws and regulations governing the use, generation, manufacture, storage, handling and disposal of these materials and wastes resulting from these materials. We are also subject to regulation by the Occupational Safety and Health Administration and federal and state environmental protection agencies and to regulation under the Toxic Substances Control Act.

In addition, once our products are marketed commercially, we will have to comply with the various laws relating to the Medicare, Medicaid and other federal healthcare programs. These federal laws include, by way of example, the following:

•	The anti-kickback statute (Section 1128B(b) of the Social Security Act) prohibits certain business practices and relationships that might affect the provision and cost of healthcare services reimbursable under Medicare, Medicaid and other federal healthcare programs, including the payment or receipt of remuneration for the referral of patients whose care will be paid by Medicare or other governmental programs;

•	The physician self-referral prohibition (Ethics in Patient Referral Act of 1989, as amended, commonly referred to as the Stark Law, Section 1877 of the Social Security Act), which prohibits referrals by physicians of Medicare or Medicaid patients to providers of a broad range of designated healthcare services in which the physicians (or their immediate family members) have ownership interests or with which they have certain other financial arrangements;

•	The anti-inducement law (Section 1128A(a)(5) of the Social Security Act), which prohibits providers from offering anything to a Medicare or Medicaid beneficiary to induce that beneficiary to use items or services covered by either program;

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•	The False Claims Act (31 U.S.C. § 3729 et seq.), which prohibits any person from knowingly presenting or causing to be presented false or fraudulent claims for payment to the federal government (including the Medicare and Medicaid programs);

•	The Civil Monetary Penalties Law (Section 1128A of the Social Security Act), which authorizes the United States Department of Health and Human Services to impose civil penalties administratively for fraudulent or abusive acts.

Sanctions for violating these federal laws include criminal and civil penalties that range from punitive sanctions, damage assessments, money penalties, imprisonment, denial of Medicare and Medicaid payments, or exclusion from the Medicare and Medicaid programs, or both. These laws also impose an affirmative duty on those receiving Medicare or Medicaid funding to ensure that they do not employ or contract with persons excluded from the Medicare and other government programs.

Competition

We compete with many companies, research institutes, hospitals, governments and universities that are working to develop products and processes to treat or diagnose Alzheimer’s Disease. Many of these entities have substantially greater financial, technical, manufacturing, marketing, distribution and other resources than we do. However, there has been a dearth of new product introductions in the last 20 years either for the treatment of AD symptoms or its definitive diagnosis in patients who begin exhibiting the memory and cognitive disorders associated with the disease. All of the products introduced to date for the treatment of AD have yielded negative or marginal results with no effect on the progression of AD and no improvement in the memory or cognitive performance of the patients receiving these therapies. We believe that there is currently no diagnostic test for AD that has achieved significant market penetration, and thus the absolute determination of AD in patients is currently achieved only upon autopsy. We believe we are the only company currently pursuing PKCe activation as a mechanism to treat AD and neurodegenerative disease. Although we believe that we have no direct competitors working in this same field at the present time, we cannot provide assurance that our competitors will not discover compounds or processes that may be competitive with our products and introduce such products or processes before us.

Employees

As of the date of this current report, our sole full-time employee is our Chief Executive Officer, and we have no part-time employees. In addition, we have a part-time Chief Financial Officer, and a part-time consultant supporting our business development efforts, each of whom provides services as an independent contractor.

We plan to hire an additional six full-time employees within the next twelve months whose principal responsibilities will be the support of our clinical development activities.

Description of Properties

Our principal executive offices are currently located in the home of our Chief Executive Officer at 10732 Hawk’s Vista Street, Plantation, Florida 33324, USA. We incur no costs for the use of this office. We intend to relocate our headquarters to leased office space in the near future.

The 9,000 square foot BRNI lab that serves as the base of operations for the development of our diagnostic test is located on the campus of John Hopkins University in Rockville, Maryland. We do not lease space in this laboratory; rather, BRNI provides services to us from this lab pursuant to arrangements entered into between us and BRNI under the Technology License and Services Agreement, for which we compensate BRNI.

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RISK FACTORS

An investment in our securities involves a high degree of risk. You should not invest in our securities if you cannot afford to lose your entire investment. In deciding whether you should invest in our securities, you should carefully consider the following information together with all of the other information contained in this Current Report. Any of the following risk factors can cause our business, prospects, financial condition or results of operations to suffer and you to lose all or part of your investment.

Risks Related to Our Business and Financial Condition

Our ongoing viability as a company depends on our ability to successfully develop and commercialize bryostatin and our diagnostic test for the detection of Alzheimer’s Disease.

We are principally focused on developing two product platforms, a drug, bryostatin, for the treatment of Alzheimer’s Disease and a diagnostic test for the detection of Alzheimer’s Disease, both of which are still in the clinical testing stage and have not yet been fully developed. Our potential success is highly uncertain since both of our principal product candidates are in the development stage and are subject to regulatory approval. Our potential success depends upon our ability to complete development and successfully commercialize in a timely manner the diagnostic test for Alzheimer’s Disease and bryostatin for the treatment of Alzheimer’s Disease. We must develop bryostatin, test for efficacy in the targeted patient population and manufacture the finished dosage form of bryostatin on commercial scale to meet regulatory standards and receive regulatory approvals. The development and commercialization process is both time-consuming and costly, and involves a high degree of business risk. Bryostatin is still at an early stage in its product development cycle, and our follow-on products are still at the concept stage. In order to make our diagnostic test system for Alzheimer’s Disease commercially available, we must make investments to upgrade BRNI’s laboratory facilities or contract with a third-party lab for the processing of the test. The results of clinical testing of our products are uncertain and we cannot assure that we will be able to obtain regulatory approvals of our products. If obtained, regulatory approvals may take longer or be more expensive than anticipated. Furthermore, even if regulatory approvals are obtained, our products may not perform as we expect and we may not be able to be successfully and profitably produce and market our products. \Delays in any part of the process or our inability to obtain regulatory approval of our products could adversely affect our future operating results by restricting (or even prohibiting) the introduction and sale of our products.

We are a development stage company and have a limited operating history upon which investors can evaluate our future prospects. For that reason, it is difficult to judge our prospects.

We are in the early development stage and we are subject to all of the risks inherent in the establishment of a new business enterprise. While development of our products was started in 1999 by BRNI, we incorporated our business on October 31, 2012 and on that same date entered into an exclusive license agreement for the continuing development and commercialization of our products with BRNI, and therefore have a limited operating history. Our proposed products are currently in the research and development stage and we have not generated any revenues, nor do we expect our products to generate revenues for at least the next 24 to 36 months, if ever. As a result, the Company must be evaluated in light of the potential problems, delays, uncertainties and complications encountered in connection with a newly established pharmaceutical development business. The risks include, but are not limited to, the possibilities that any or all of our potential products will be found to be ineffective or, that the products once developed, although effective, are not economical to market; that our competitors hold proprietary rights that preclude us from marketing such products; that our competitors market a superior or equivalent product; or the failure to receive necessary regulatory clearances for our proposed products. To achieve profitable operations, we must successfully develop, obtain regulatory approval for, introduce and successfully market at a profit products that are currently in the research and development phase. Much of the clinical development work and testing for our product candidates remains to be completed. No assurance can be given that our research and development efforts will be successful, that required regulatory approvals will be obtained, that any of our products will be safe and effective, that any products, if developed and introduced, will be successfully marketed or achieve market acceptance or that products will be marketed at prices necessary to generate profits. Failure to successfully develop, obtain regulatory approvals for, or introduce and market our products would have material adverse effects on our business prospects, financial condition and results of operations.

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We will rely on BRNI, and may also rely on other independent third-party contract research organizations, to perform clinical and non-clinical studies of our drug candidate and diagnostic test and to perform other research and development services.

The License Agreement requires the Company to use BRNI as its Preferred Provider to provide research and development services or other scientific assistance and support services, including clinical trials. With BRNI’s prior written consent, we may, however, also rely on independent third-party contract research organizations to perform clinical and non-clinical studies of our drug candidate and diagnostic test (each such third-party contract research organization, along with BRNI, a “CRO”). Many important aspects of the services that may be performed for us by CROs would be out of our direct control. If there were to be any dispute or disruption in our relationship with such CROs, the development of our diagnostic test and drug candidate may be delayed. Moreover, in our regulatory submissions, we would expect to rely on the quality and validity of the clinical work performed by third-party CROs. If any of our CROs’ processes, methodologies or results were determined to be invalid or inadequate, our own clinical data and results and related regulatory approvals could be materially adversely impacted.

We have relied on the representations and materials provided by BRNI, including scientific, peer-reviewed and non-peer reviewed publications, abstracts, slides, internal documents, verbal communications, patents and related patent filings, with respect to the results of its research related to our proposed products.

BRNI began the development of the intellectual property that forms the basis for our proposed products in 1999. We have relied on the quality and validity of the research results obtained by BRNI with respect to this intellectual property, and we have not independently verified, or engaged a third party to independently verify, the raw preclinical and clinical data produced by BRNI. If any of BRNI’s basic processes, methodologies or results were determined to be invalid or inadequate, our own clinical data and results and related regulatory approvals, could be materially adversely impacted.

If we do not obtain the necessary regulatory approvals in the U.S. and/or other countries, we will not be able to sell our drug candidates.

We cannot assure you that we will receive the approvals necessary to commercialize any of our drug candidates or any drug candidates we acquire or develop in the future. We will need approval from the FDA to commercialize our drug candidates in the U.S. and approvals from similar regulatory authorities in foreign jurisdictions to commercialize our drug candidates in those jurisdictions. In order to obtain FDA approval of bryostatin or any other drug candidate for the treatment of Alzheimer’s Disease, we must submit to the FDA a Biologics License Application, or BLA, demonstrating that the drug candidate is safe, pure and potent, or effective for its intended use. This demonstration requires significant research including completion of clinical trials. Satisfaction of the FDA’s regulatory requirements typically takes many years, depends upon the type, complexity and novelty of the drug candidate and requires substantial resources for research, development and testing. We cannot predict whether our clinical trials will demonstrate the safety and efficacy of our drug candidates or if the results of any clinical trials will be sufficient to advance to the next phase of development or for approval from FDA. We also cannot predict whether our research and clinical approaches will result in drugs or therapeutics that the FDA considers safe and effective for the proposed indications. The FDA has substantial discretion in the drug approval process. The approval process may be delayed by changes in government regulation, future legislation or administrative action or changes in FDA policy that occur prior to or during our regulatory review. Delays in obtaining regulatory approvals may: prevent or delay commercialization of, and our ability to derive revenues from, our drug candidates; and diminish any competitive advantages that we may otherwise believe that we hold. Even if we comply with all FDA requests, the FDA may ultimately reject one or more of our BLAs. We may never obtain regulatory clearance for any of our drug candidates. Failure to obtain FDA approval of our drug candidates will leave us without a saleable product and therefore without any source of revenues. In addition, the FDA may require us to conduct additional clinical testing or to perform post-marketing studies, as a condition to granting marketing approval of a drug product. If conditional marketing approval is obtained, the results generated after approval could result in loss of marketing approval, changes in product labeling, and/or new or increased concerns about the side effects or efficacy of a product. The FDA has significant post-market authority, including the explicit authority to require post-market studies and clinical trials, labeling changes based on new safety information and compliance with FDA-approved risk evaluation and mitigation strategies. The FDA’s exercise of its authority has in some cases resulted, and in the future could result, in delays or increased costs during product development, clinical trials and regulatory review, increased costs to comply with additional post-approval regulatory requirements and potential restrictions on sales of approved drugs. In foreign jurisdictions, the regulatory approval processes generally include the same or similar risks as those associated with the FDA approval procedures described above. We cannot assure you that we will receive the approvals necessary to commercialize our drug candidates for sale either within or outside the United States.

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If we are unable to engage a CLIA-certified lab to process our diagnostic test at its facilities, the commercialization of our diagnostic test may be unsuccessful.

We plan to offer our diagnostic test for Alzheimer’s Disease in the United States solely in conjunction with a comprehensive panel of laboratory services provided in a laboratory that has been accredited under the Clinical Laboratory Improvement Amendments of 1988 (“CLIA”) to perform high complexity testing. We believe that if our test is solely available through a CLIA-certified lab, we may market the test as a laboratory developed test (“LDT”). Under current FDA enforcement policies and guidance, LDT’s generally do not require FDA premarket clearance or approval before commercialization, and we plan to market our test on that basis. If we are unable to contract with a CLIA-certified lab for the processing of our diagnostic test, we may not be able to market the test as a LTD, which could result in substantial delay in the commercialization of our diagnostic test.

If the FDA were to begin requiring approval or clearance of our tests, we could incur substantial costs and time delays associated with meeting requirements for pre-market clearance or approval.

Although the FDA maintains that it has authority to regulate the development and use of LDT’s, such as ours, as medical devices, it has not exercised its authority with respect to most LDT’s as a matter of enforcement discretion. The FDA does not generally extend its enforcement discretion to reagents or software provided by third parties and used to perform LDT’s, and therefore these products must typically comply with FDA medical device regulations, which are wide-ranging and govern, among other things: product design and development, product testing, product labeling, product storage, pre-market clearance or approval, advertising and promotion and product sales and distribution.

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We believe that our diagnostic test, as utilized in a CLIA-certified laboratory testing, is an LDT. As a result, we believe that pursuant to the FDA’s current policies and guidance that the FDA does not require that we obtain regulatory clearances or approvals for our test. The container we provide for collection and transport of biopsy samples from a pathology laboratory to our clinical reference laboratory may be a medical device subject to FDA regulation but, we believe, is currently exempt from pre-market review by the FDA. While we believe that we are currently in material compliance with applicable laws and regulations, we cannot assure you that the FDA or other regulatory agencies would agree with our determination, and a determination that we have violated these laws, or a public announcement that we are being investigated for possible violations of these laws, could adversely affect our business prospects, financial condition and results of operations.

Moreover, FDA guidance and policy pertaining to diagnostic testing is continuing to evolve and is subject to ongoing review and revision. A significant change in any of the laws, regulations or policies may require us to change our business model in order to maintain regulatory compliance. At various times since 2006, the FDA has issued guidance documents or announced draft guidance regarding initiatives that may require varying levels of FDA oversight of our test. For example, in June 2010, the FDA announced a public meeting to discuss the agency’s oversight of LDT’s prompted by the increased complexity of LDT’s and their increasingly important role in clinical decision-making and disease management, particularly in the context of personalized medicine. The FDA indicated that it was considering a risk-based application of oversight to LDT’s and that, following public input and discussion, it might issue separate draft guidance on the regulation of LDT’s, which ultimately could require that we seek and obtain either pre-market clearance or approval of LDT’s, depending upon the risk-based approach FDA adopts. The public meeting was held in July 2010 and further public comments were submitted to the FDA through September 2010. The FDA has stated it is continuing to develop draft guidance in this area. Section 1143 of the Food and Drug Administration Safety and Innovation Act, signed by the U.S. President on July 9, 2012, requires the FDA to notify the U.S. Congress at least 60 days prior to issuing a draft or final guidance regulating LDT’s and provide details of the anticipated action.

We cannot provide any assurance that FDA regulation, including pre-market review, will not be required in the future for our tests, whether through additional guidance issued by the FDA, new enforcement policies adopted by the FDA or new legislation enacted by Congress. We believe it is possible that legislation will be enacted into law or guidance could be issued by the FDA which may result in increased regulatory burdens for us to offer our test.

The requirement of pre-market review could negatively affect our business until such review is completed and clearance to market or approval is obtained. The FDA could require that we stop selling our tests pending pre-market clearance or approval. If the FDA allows our test to remain on the market but there is uncertainty about our tests, if they are labeled investigational by the FDA or if labeling claims FDA allows us to make are very limited, orders or reimbursement may decline. The regulatory approval process may involve, among other things, successfully completing additional clinical trials and making a 510(k) submission, or filing a pre-market approval application with the FDA. If the FDA requires pre-market review, our tests may not be cleared or approved on a timely basis, if at all. We may also decide voluntarily to pursue FDA pre-market review of our tests if we determine that doing so would be appropriate.

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If we were required to conduct additional clinical trials prior to continuing to offer our test, those trials could lead to delays or failure to obtain necessary regulatory approval, which could cause significant delays in commercializing any future products and harm our ability to generate revenue.

We have not generated any revenues since our inception and we do not expect to generate revenue for the foreseeable future. If we do not generate revenues and achieve profitability, we may have to curtail or cease our development plans and operations.

Our ability to generate revenues depends upon many factors, including our ability to complete development of our proposed products, our ability to obtain necessary regulatory approvals for our proposed products and our ability to successfully commercialize, market and sell our products. We have not generated any revenues since our inception on October 31, 2012. We expect to incur significant operating losses over the next several years. If we do not generate revenues, do not achieve profitability and do not have other sources of financing for our business, we may have to curtail or cease our development plans and operations, which could cause investors to lose the entire amount of their investment.

Our operating losses and lack of revenues raise substantial doubt about our ability to continue as a going concern. If we do not continue as a going concern, investors could lose their entire investment.

Our operating losses and lack of revenues to support our cost structure raise substantial doubt about our ability to continue as a going concern. If we do not generate revenues, do not achieve profitability and do not have other sources of financing for our business, we may have to curtail or cease our development plans and operations, which could cause investors to lose the entire amount of their investment.

We will likely need additional financing to continue our operations. If we are unable to obtain additional financing on acceptable terms, we may have to curtail or cease our development plans and operations.

Since our inception on October 31, 2012, we have raised approximately $18,000,000 (net of offering expenses and advanced royalties paid to BRNI) from the sale of shares of our Series A Preferred Stock and, as of the date of this current report, we had approximately $16 million of available cash. We expect that our operating expenses over the next several years will increase as we expand our product acquisition, facilities, infrastructure and research and development activities. Based upon our projected activities, we believe that our current available cash will be sufficient to support our current operating plan for between 36 and 48 months. However, if our operating plan changes or we incur significant unanticipated expenses, we may require additional capital before this timeframe. Additional funds may be raised through debt financing and/or the issuance of equity securities, there being no assurance that any type of financing on terms acceptable to us will be available or otherwise occur. Debt financing must be repaid regardless of whether we generate revenues or cash flows from operations and may be secured by substantially all of our assets. Any equity financing or debt financing that requires the issuance of warrants or other equity securities to the lender would cause the percentage ownership by our current shareholders to be diluted, which dilution may be substantial. Also, any additional equity securities issued may have rights, preferences or privileges senior to those of existing shareholders. If such financing is not available when required or is not available on acceptable terms, we may be required to reduce or eliminate certain product candidates and development activities related to bryostatin or the “bryologs” and it may ultimately require us to suspend or cease operations, which could cause investors to lose the entire amount of their investment.

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If our Technology License and Services Agreement with BRNI were terminated, we may be required to cease operations.

Our rights to develop, commercialize and sell our proposed products are dependent upon our Technology License and Services Agreement with BRNI and its affiliate NRV II, LLC. BRNI has the right to terminate this agreement after 30 days prior notice in certain circumstances, including if we were to materially breach any provisions of the agreement after a 60-day cure period for breaches that are capable of being cured, in the event of certain bankruptcy or insolvency proceedings or in the event of the termination of the Common Stockholders Agreement with respect to the Company. Additionally, this agreement provides that the license may not be assigned, including by means of a change of control of the Company, without the consent of BRNI. For additional information regarding the Technology License and Services Agreement, see “Description of Business—Intellectual Property—Technology License and Services Agreement.” If the Technology License and Services Agreement were terminated, we would no longer have the rights to develop, commercialize and sell our proposed products, and we may be required to cease operations.

Our commercial success will depend, in part, on our ability, and the ability of our licensors, to obtain and maintain patent protection. Our licensors’ failure to obtain and maintain patent protection for our products may have a material adverse effect on our business.

Pursuant to our Technology License and Services Agreement with BRNI and its affiliate NRV II, LLC, we have obtained rights to certain patents owned by BRNI or licensed to NRV II, LLC by BRNI as of or subsequent to October 31, 2012. For additional information regarding the Technology License and Services Agreement, see “Description of Business—Intellectual Property—Technology License and Services Agreement.” In the future, we may seek rights from third parties to other patents or patent applications. Our success will depend, in part, on our ability and the ability of our licensors to maintain and/or obtain and enforce patent protection for our proposed products and to preserve our trade secrets, and to operate without infringing upon the proprietary rights of third parties. Patent positions in the field of biotechnology and pharmaceuticals are generally highly uncertain and involve complex legal and scientific questions. We cannot be certain that we or our licensors were the first inventors of inventions covered by our licensed patents or that we or they were the first to file. Accordingly, the patents licensed to us may not be valid or afford us protection against competitors with similar technology. The failure to maintain and/or obtain patent protection on the technologies underlying our proposed products may have material adverse effects on our competitive position and business prospects.

Our licensed patented technologies may infringe on other patents, which may expose us to costly litigation.

It is possible that our licensed patented technologies may infringe on patents or other rights owned by others. We may have to alter our products or processes, pay additional licensing fees, pay to defend an infringement action or challenge the validity of the patents in court or cease activities altogether because of patent rights of third parties, thereby causing additional unexpected costs and delays to us. Patent litigation is costly and time consuming, and we may not have sufficient resources to pay for such litigation. Pursuant to our Technology License and Services Agreement with BRNI and its affiliate NRV II, LLC, BRNI has the exclusive right (but not the obligation) to apply for, file, prosecute or maintain patents and patent applications for our licensed technologies. However, in order to maintain our rights to use our licensed technologies, we must reimburse BRNI for all of the attorney’s fees and other costs and expenses related to any of the foregoing. For additional information regarding the Technology License and Services Agreement, see “Description of Business—Intellectual Property—Technology License and Services Agreement.” If the patents licensed to us are determined to infringe a patent owned by a third party and we do not obtain a license under such third-party patents, or if we are found liable for infringement or are not able to have such third-party patents declared invalid, we may be liable for significant money damages, we may encounter significant delays in bringing products to market or we may be precluded from participating in the manufacture, use or sale of products or methods of treatment requiring such licenses.

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We may not be able to protect our trade secrets and other unpatented proprietary technologies, which could give our competitors an advantage over us.

In addition to our reliance on patents owned by BRNI, we rely upon trade secrets and other unpatented proprietary technologies. We may not be able to adequately protect our rights with regard to such unpatented proprietary technologies or competitors may independently develop substantially equivalent technologies. We seek to protect trade secrets and proprietary knowledge, in part through confidentiality agreements with our employees, consultants, advisors and collaborators. Nevertheless, these agreements may not effectively prevent disclosure of our confidential information and may not provide us with an adequate remedy in the event of unauthorized disclosure of such information and, as a result, our competitors could gain a competitive advantage over us.

We are dependent on Dr. James New, our Chief Executive Officer, for the successful execution of our business plan. The loss of Dr. New, or other key members of our prospective management team he may recruit, could have a material adverse effect on our business prospects.

We are highly dependent on Dr. James New, our Chief Executive Officer. We currently have an employment agreement with Dr. New, the material terms of which are described under “Executive and Director Compensation—Executive Compensation.” We are also dependent on his network of contacts and experience to recruit key talent to the Company. We do not have key-man insurance on any of our officers. Loss of the services of Dr. New could have a material adverse effect on our business prospects, financial condition and results of operations.

If we are unable to hire additional qualified personnel our business prospects may suffer.

Although we have not experienced any problems attracting and retaining key executives in the recent past and do not know that any key employee has plans to retire or leave our company, our success and achievement of our business plans depend upon our ability to recruit, hire, train and retain other highly qualified technical and managerial personnel. Competition for qualified employees among pharmaceutical and biotechnology companies is intense, and the loss of any of such persons, or an inability to attract, retain and motivate any additional highly skilled employees required for the implementation of our business plans and activities, could have a materially adverse effect on us. Our inability to attract and retain the necessary technical and managerial personnel and consultants and scientific and/or regulatory consultants and advisors could have a material adverse effect on our business prospects, financial condition and results of operations.

We may not be able to in-license or acquire new development-stage products or technologies.

Our product commercialization strategy relies, to some extent, on our ability to in-license or acquire product formulation techniques, new chemical entities, or related know-how in these fields that have proprietary protection. Another element of our strategy is focused on acquiring development stage products from competitors that are consistent with our product portfolio objectives and commercialization strategy. The acquisition of products requires the identification of appropriate candidates, negotiation of terms of acquisition, financing for the acquisition and integration of the candidates into our portfolio. Failure to accomplish any of these tasks may diminish our growth rate and adversely alter our competitive position.

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We are dependent upon the National Cancer Institute to supply bryostatin for our clinical trials.

BRNI has entered into a material transfer agreement with the National Cancer Institute, pursuant to which the National Cancer Institute has agreed to supply bryostatin to BRNI and one or more of its private sector collaborators and clinical trial investigators for the conduct of Phase 2 clinical trials and compassionate use trials. This agreement does not provide for a sufficient amount of bryostatin to support the completion of all clinical trials required to ultimately obtain FDA approval of bryostatin for the treatment of Alzheimer’s Disease. The National Cancer Institute currently is the only available source for the supply of bryostatin. Therefore, BRNI or we will have to enter into one or more subsequent agreements with the National Cancer Institute for the supply of additional amounts of bryostatin. If BRNI or we are unable to secure such additional agreements or if the National Cancer Institute otherwise discontinued for any reason supplying us with bryostatin, then we would have to discontinue our efforts to develop and commercialize bryostatin for the treatment of Alzheimer’s Disease.

We are dependent on BRNI to conduct clinical non-clinical studies of our drug candidates and diagnostic test and to provide services for certain core aspects of our business, and we may engage other third parties to provide such services in the future. Any interruption or failure by these third parties to meet their obligations pursuant to various agreements with us could have a material adverse effect on our business, results of operations and financial condition.

We rely on BRNI to conduct clinical and non-clinical studies of our drug candidates and diagnostic test and provide us with other services, and we may engage other third parties to provide such services in the future. Such third party contractors are subject to FDA requirements. Our business and financial viability are dependent on the regulatory compliance of these third parties, and on the strength, validity and terms of our various contracts with these third parties. Any interruption or failure by these third party contractors to meet their obligations pursuant to various agreements with us may be outside of our control and could have a material adverse effect on our business, financial condition and the results of operations.

We expect to rely on third parties to manufacture our proposed products and, as a result, we may not be able to control our product development.

We currently do not have an FDA approved manufacturing facility. We expect to rely on contract manufacturers to produce quantities of products and substances necessary for product commercialization. See also the risk factor above captioned “We are dependent upon the National Cancer Institute to supply bryostatin for our clinical trials.” Contract manufacturers that we may use must adhere to current good manufacturing practice regulations enforced by the FDA through its facilities inspection program. If the facilities of such manufacturers cannot pass a pre-approval plant inspection, the FDA pre-market approval of our products will not be granted. As a result:

•	there are a limited number of manufacturers that could produce the products for us and we may not be able to identify and enter into acceptable agreements with any manufacturers;

•	the products may not be produced at costs or in quantities necessary to make them commercially viable;

•	the quality of the products may not be acceptable to us;

•	our manufacturing partners may go out of business or file for bankruptcy;

•	our manufacturing partners may decide not to manufacture our products for us;

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•	our manufacturing partners could fail to manufacture to our specifications;

•	there could be delays in the delivery of quantities needed;

•	we could be unable fulfill our commercial needs in the event we obtain regulatory approvals and there is strong market demand; or

•	ongoing inspections by the FDA or other regulatory authorities may result in suspensions, seizures, recalls, fines, injunctions, revocations and/or criminal prosecutions.

If we are unable to engage contract manufacturers or suppliers to manufacture or have packaged our products or if we are unable to contract for a sufficient supply of required products and substances on acceptable terms, or if we encounter delays or difficulties in our relationships with these manufacturers, or with a regulatory agency, then the submission of products for regulatory approval and subsequent sales of such products would be delayed. Any such delay may have a materially adverse effect on our business prospects, financial condition and results of operations.

We may rely on third parties for marketing and sales and our revenue prospects may depend on their efforts.

We currently have no experience in sales, marketing or distribution. We do not anticipate having the resources in the foreseeable future to allocate to the sales and marketing of our proposed products. As a result, our future success may depend, in part, on our ability to enter into and maintain collaborative relationships with one or more third parties, the collaborator’s strategic interest in the products we have under development and such collaborator’s ability to successfully market and sell any such products. We intend to pursue collaborative arrangements regarding the sales and marketing of our products as appropriate. However, we may not be able to establish or maintain such collaborative arrangements or, if we are able to do so, they may not have effective sales forces. To the extent that we decide not to, or are unable to, enter into collaborative arrangements with respect to the sales and marketing of our proposed products, significant capital expenditures, management resources and time will be required to establish and develop an in-house marketing and sales force with technical expertise. To the extent that we depend on third parties for marketing and distribution, any revenues received by us will depend upon the efforts of such third parties, which may not be successful.

If our products are not accepted by the medical community or health insurance companies, our business prospects will suffer.

Commercial sales of our proposed products will substantially depend upon the products’ efficacy and on their acceptance by the medical community, providers of comprehensive healthcare insurance, healthcare benefit plan managers, the Centers for Medicare and Medicaid Services (which is the U.S. federal agency which administers Medicare, Medicaid and the State Children’s Health Insurance Program) and other organizations. Widespread acceptance of our products will require educating the medical community and third party payers of medical treatments as to the benefits and reliability of the products. Our proposed products may not be accepted, and, even if they are accepted, we are unable to estimate the length of time it would take to gain such acceptance.

The branded prescription segment of the pharmaceutical industry in which we operate is competitive, and we are particularly subject to the risks of such competition.

The branded prescription segment of the pharmaceutical industry in which we operate is competitive, in part, because the products that are sold require extensive sales and marketing resources invested in their commercialization. The increasing cost of prescription pharmaceuticals has caused providers of comprehensive healthcare insurance, healthcare benefit plan managers, the Centers for Medicare and Medicaid Services, as well as other organizations, collectively known as third party payers, to tightly control and dictate their drug formulary plans to control the costs associated with the use of prescription pharmaceutical products used by enrollees in these plans. Our ability to gain formulary access to drug plans supported by these third party payers is substantially dependent on the differentiated patient benefit that our proposed products can provide compared closely to similar products claiming the same benefits or advantages. We may not be able to differentiate our proposed products from those of our competitors, successfully develop or introduce new products that are less costly or offer better performance than those of our competitors, or offer purchasers of our proposed products payment and other commercial terms as favorable as those offered by our competitors. We expect that some of our proposed products will eventually face competition from a significant number of biotechnology or large pharmaceutical companies. Because certain of our competitors have substantially greater financial and other resources than we have, we are particularly subject to the risks inherent in competing with them. The effects of this competition could materially adversely affect our business prospects, financial condition and results of operations.

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Our business will expose us to potential product liability risks, which could result in significant product liability exposure.

Our business will expose us to potential product liability risks that are inherent in the testing, designing, manufacturing and marketing of human diagnostic and therapeutic products. Product liability insurance in the pharmaceutical industry is generally expensive, and we may not be able to obtain or maintain product liability insurance in the future on acceptable terms or with adequate coverage against potential liabilities, if at all. A successful products liability claim brought against us could have a material adverse effect on our business prospects, financial condition and results of operations.

We do not currently have clinical trial liability insurance for our products and a successful clinical trial liability claim against us could have a material adverse effect on our financial condition even with such insurance coverage.

Our business will expose us to potential liability that results from risks associated with conducting clinical trials of our products. We do not currently have clinical trial liability insurance for our bryostatin drug product. Although we plan to procure insurance coverage for our bryostatin product prior to initiation of our planned Phase 2a trial as well as for future trials, there is no guarantee that we will be able to procure such coverage on favorable rates if at all and, even if procured, there is no guarantee that we will procure adequate coverage to satisfy any liability we may incur. A successful clinical trial liability claim brought against us could have a material adverse effect on our business prospects, financial condition and results of operations even if we successfully obtain clinical trial insurance.

We do not currently have comprehensive insurance and a successful liability claim against us could have a material adverse effect on our financial condition.

Our business and actions can expose us to potential liability risks that are inherent in business. We do not currently maintain commercial general liability insurance. A successful liability claim brought against us could have a material adverse effect on our business prospects, financial condition and results of operations.

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Reforms in the health care industry and the uncertainty associated with pharmaceutical pricing, reimbursement and related matters could adversely affect the marketing, pricing and demand for our products.

Public and private entities are seeking ways to reduce or contain increasing health care costs. All generic pharmaceutical manufacturers whose products are covered by the Medicaid program are required to rebate to each state a percentage of their “average manufacturer price” for the products in question. The extension of prescription drug coverage to all Medicare recipients was approved by Congress several years ago. Numerous other proposals to curb rising pharmaceutical prices have also been introduced or proposed in Congress and in some state legislatures. We cannot predict the nature of the measures that may be adopted or their effect on our competitive position. Our ability to market our products depends, in part, on reimbursement levels for them and related treatment established by health care providers, private health insurers and other organizations, including health maintenance organizations and managed care organizations. In the event that governmental authorities enact additional legislation or adopt regulations that affect third party coverage and reimbursement, demand for our products may be reduced, which may materially adversely affect our business prospects, financial condition and results of operations.

Consolidation in the pharmaceutical industry could materially affect our ability to operate as an independent entity.

The dearth of new product introductions in the branded prescription segment of the pharmaceutical market is a direct result of a long drought in basic research productivity in the industry. The pressure to grow revenues while containing the escalating costs of basic research and development has resulted in an increase in mergers and acquisitions in our industry. More consolidation in the pharmaceutical industry is expected over the next five years. We could become an acquisition target by a larger competitor and, as a consequence, suffer serious disruptions to our business model or even lose control of our ability to operate as an independent entity. Such events could have a material adverse effect on our product development efforts or the commercialization of our proposed products.

Risks Related to Our Common Stock

There currently is no public market for our Common Stock. Failure to develop or maintain a trading market could negatively affect the value of our Common Stock and make it difficult or impossible for you to sell your shares.

There is currently no public market for shares of our Common Stock and one may never develop. Our common stock is quoted on the OTC Markets. The OTC Markets is a thinly traded market and lacks the liquidity of certain other public markets with which some investors may have more experience. We may not ever be able to satisfy the listing requirements for our Common Stock to be listed on a national securities exchange, which are often a more widely-traded and liquid market. Some, but not all, of the factors which may delay or prevent the listing of our Common Stock on a more widely-traded and liquid market include the following: our stockholders’ equity may be insufficient; the market value of our outstanding securities may be too low; our net income from operations may be too low; our Common Stock may not be sufficiently widely held; we may not be able to secure market makers for our Common Stock; and we may fail to meet the rules and requirements mandated by the several exchanges and markets to have our Common Stock listed. Should we fail to satisfy the initial listing standards of the national exchanges, or our Common Stock is otherwise rejected for listing and remains listed on the OTC Markets or suspended from the OTC Markets, the trading price of our Common Stock could suffer and the trading market for our Common Stock may be less liquid and our Common Stock price may be subject to increased volatility.

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We cannot assure you that our Common Stock will become liquid or that it will be listed on a securities exchange.

Until our Common Stock is listed on a national securities exchange such as the New York Stock Exchange or the Nasdaq Stock Market, we expect our Common Stock to remain eligible for quotation on the OTC Markets, or on another over-the-counter quotation system, or in the “pink sheets.” In those venues, however, an investor may find it difficult to obtain accurate quotations as to the market value of our Common Stock. In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling our Common Stock, which may further affect the liquidity of our Common Stock. This would also make it more difficult for us to raise capital.

Our common stock is subject to the “penny stock” rules of the SEC and the trading market in the securities is limited, which makes transactions in the stock cumbersome and may reduce the value of an investment in the stock.

The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

•	that a broker or dealer approve a person’s account for transactions in penny stocks; and

•	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must:

•	obtain financial information and investment experience objectives of the person; and

•	make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form sets forth:

•	the basis on which the broker or dealer made the suitability determination; and

•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of common stock and cause a decline in the market value of stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. If we remain subject to the penny stock rules for any significant period, it could have an adverse effect on the market, if any, for our securities. If our securities are subject to the penny stock rules, investors will find it more difficult to dispose of our securities.

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The price of our Common Stock may become volatile, which could lead to losses by investors and costly securities litigation.

The trading price of our Common Stock is likely to be highly volatile and could fluctuate in response to factors such as:

•	actual or anticipated variations in our operating results;

•	announcements of developments by us or our competitors;

•	announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

•	adoption of new accounting standards affecting our Company’s industry;

•	additions or departures of key personnel;

•	sales of our Common Stock or other securities in the open market;

•	changes in our industry;

•	regulatory and economic developments, including our ability to obtain working capital financing;

•	our ability to execute our business plan; and

•	other events or factors, many of which are beyond our control.

The stock market is subject to significant price and volume fluctuations. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been initiated against the public company. Litigation initiated against us, whether or not successful, could result in substantial costs and diversion of our management’s attention and resources, which could harm our business and financial condition.

We do not anticipate dividends to be paid on our Common Stock, and investors may lose the entire amount of their investment.

Cash dividends have never been declared or paid on our Common Stock, and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares. If we do not pay dividends, our Common Stock may be less valuable because a return on your investment will only occur if our stock price appreciates. We cannot assure stockholders of a positive return on their investment when they sell their shares, nor can we assure that stockholders will not lose the entire amount of their investment.

If securities analysts do not initiate coverage or continue to cover our Common Stock or publish unfavorable research or reports about our business, this may have a negative impact on the market price of our Common Stock.

The trading market for our Common Stock will depend on the research and reports that securities analysts publish about our business and the Company. It is often more difficult to obtain analyst coverage for companies whose securities are traded on the OTC Markets. We do not have any control over securities analysts. There is no guarantee that securities analysts will cover our Common Stock. If securities analysts do not cover our Common Stock, the lack of research coverage may adversely affect its market price. If we are covered by securities analysts, and our stock is the subject of an unfavorable report, our stock price and trading volume would likely decline. If one or more of these analysts ceases to cover the Company or fails to publish regular reports on the Company, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

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State Blue Sky registration: potential limitations on resale of the shares.

The holders of the shares of the Company, and persons who desire to purchase the shares in any trading market that might develop in the future, should be aware that there may be significant state law restrictions upon the ability of investors to resell the securities. Accordingly, investors should consider the secondary market for the Company’s securities to be a limited one. It is the intention of our management to seek coverage and publication of information regarding the Company in an accepted publication which permits a “manuals exemption.” This manuals exemption permits a security to be sold by stockholders in a particular state without being registered if the company issuing the security has a listing for that security in a securities manual recognized by that state. The listing entry must contain (i) the names of issuers, officers, and directors, (ii) an issuer’s balance sheet, and (iii) a profit and loss statement for either the fiscal year preceding the balance sheet or for the most recent fiscal year of operations. The principal accepted manuals are those published by Standard and Poor’s, and Mergent, Inc. Many states expressly recognize these manuals. A smaller number of states declare that they recognize securities manuals, but do not specify the recognized manuals. Among others, the following states do not have any provisions and, therefore, do not expressly recognize the manuals exemption: Alabama, Illinois, Kentucky, Louisiana, New York, Tennessee and Virginia.

You may experience dilution of your ownership interests because of the future issuance of additional shares of our Common Stock.

Any future issuance of our equity or equity-backed securities may dilute then-current stockholders’ ownership percentages and could also result in a decrease in the fair market value of our equity securities, because our assets would be owned by a larger pool of outstanding equity. As described above, we may need to raise additional capital through public or private offerings of our common or preferred stock or other securities that are convertible into or exercisable for our common or preferred stock. We may also issue such securities in connection with hiring or retaining employees and consultants (including stock options issued under our equity incentive plans), as payment to providers of goods and services, in connection with future acquisitions or for other business purposes. Our Board of Directors may at any time authorize the issuance of additional common or preferred stock without common stockholder approval, subject only to the total number of authorized common and preferred shares set forth in our articles of incorporation. The terms of equity securities issued by us in future transactions may be more favorable to new investors, and may include dividend and/or liquidation preferences, superior voting rights and the issuance of warrants or other derivative securities, which may have a further dilutive effect. Also, the future issuance of any such additional shares of common or preferred stock or other securities may create downward pressure on the trading price of the common stock. There can be no assurance that any such future issuances will not be at a price (or exercise prices) below the price at which shares of the common stock are then traded. See “Description of Securities” below.

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The conversion of our issued and outstanding shares of Series A preferred stock could have the effect of diluting the voting power of our common stock holders.

The conversion of our shares of Series A preferred stock could have the effect of changing or preventing a change of control of the Company and could dilute your interests. Our authorized capital stock includes 50,000,000 shares of preferred stock, of which 24,325,000 shares are designated as Series A Preferred Stock.

The effects of the conversion of shares of our Series A preferred stock upon the rights of our common shareholders might include, among other things, restricting dividends on our common stock, diluting the voting power of our common stock holders, reducing the market price of the common stock, or impairing the liquidation rights of the common stock.

We may obtain additional capital through the issuance of preferred stock, which may limit your rights as a holder of our Common Stock.

Without any stockholder vote or action, our Board of Directors may designate and approve for issuance shares of our preferred stock. The terms of any preferred stock may include priority claims to assets and dividends and special voting rights which could limit the rights of the holders of our Common Stock. The designation and issuance of preferred stock favorable to current management or stockholders could make any possible takeover of the Company or the removal of our management more difficult.

Being a public company is expensive and administratively burdensome.

As a public reporting company we are subject to the information and reporting requirements of the Securities Act, the Exchange Act and other federal securities laws, rules and regulations related thereto, including compliance with the Sarbanes-Oxley Act. Complying with these laws and regulations requires the time and attention of our Board of Directors and management, and increases our expenses. Among other things, we must:

•	maintain and evaluate a system of internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act and the related rules and regulations of the SEC and the Public Company Accounting Oversight Board;

•	maintain policies relating to disclosure controls and procedures;

•	prepare and distribute periodic reports in compliance with our obligations under federal securities laws;

•	institute a more comprehensive compliance function, including with respect to corporate governance; and

•	involve, to a greater degree, our outside legal counsel and accountants in the above activities.

The costs of preparing and filing annual and quarterly reports, proxy statements and other information with the SEC and furnishing audited reports to stockholders is expensive and much greater than that of a privately-held company, and compliance with these rules and regulations may require us to hire additional financial reporting, internal controls and other finance personnel, and will involve a material increase in regulatory, legal and accounting expenses and the attention of management. There can be no assurance that we will be able to comply with the applicable regulations in a timely manner, if at all. In addition, being a public company has made it more expensive for us to obtain director and officer liability insurance. In the future, we may be required to accept reduced coverage or incur substantially higher costs to obtain this coverage. These factors could also make it more difficult for us to attract and retain qualified executives and members of our Board of Directors, particularly directors willing to serve on an audit committee which we expect to establish.

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Any failure to maintain effective internal control over our financial reporting could materially adversely affect us.

Section 404 of the Sarbanes-Oxley Act of 2002 will require us to include in our annual reports on Form 10-K an assessment by management of the effectiveness of our internal control over financial reporting. In addition, at such time, if any, as we are no longer a “smaller reporting company,” our independent auditors will have to attest to and report on management’s assessment of the effectiveness of such internal control over financial reporting. While we intend to diligently and thoroughly document, review, test and improve our internal control over financial reporting in order to ensure compliance with Section 404, management may not be able to conclude that our internal control over financial reporting is effective. Furthermore, even if management were to reach such a conclusion, if our independent auditors are not satisfied with the adequacy of our internal control over financial reporting, or if the independent auditors interpret the requirements, rules or regulations differently than we do, then they may decline to attest to management’s assessment or may issue a report that is qualified. Any of these events could result in a loss of investor confidence in the reliability of our financial statements, which in turn could negatively impact the price of our Common Stock.

In particular, we must perform system and process evaluation and testing of our internal control over financial reporting to allow management and (if required in future) our independent registered public accounting firm to report on the effectiveness of our internal control over financial reporting, as required by Section 404. Our compliance with Section 404 may require that we incur substantial accounting expense and expend significant management efforts. We currently do not have an internal audit group, and we will need to retain the services of additional accounting and financial staff or consultants with appropriate public company experience and technical accounting knowledge to satisfy the ongoing requirements of Section 404. We intend to review the effectiveness of our internal controls and procedures and make any changes management determines appropriate, including to achieve compliance with Section 404 by the date on which we are required to so comply.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND results OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in this report. The management’s discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under “Risk Factors” in this Form 8-K, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company’s actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this report.

As the result of the Merger and the change in business and operations of the Company, from engaging in the business of providing software solutions to deliver geo-location targeted coupon advertising to mobile internet devices, to the business of developing two product platforms, including a diagnostic test for Alzheimer’s Disease (“AD”) and a drug candidate called bryostatin for the treatment of AD, a discussion of the past financial results of Neurotrope, Inc., is not pertinent, and under applicable accounting principles the historical financial results of Neurotrope BioScience, the accounting acquirer, prior to the Merger are considered the historical financial results of the Company.

The following discussion highlights Neurotrope BioScience’s results of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on Neurotrope BioScience’s audited and unaudited financial statements contained in this Report, which we have prepared in accordance with United States generally accepted accounting principles. You should read the discussion and analysis together with such financial statements and the related notes thereto.

Basis of Presentation

The audited financial statements for our fiscal years ended December 31, 2012, and the unaudited financial statements for our fiscal six months ended June 30, 2013, include a summary of our significant accounting policies and should be read in conjunction with the discussion below. In the opinion of management, all material adjustments necessary to present fairly the results of operations for such periods have been included in these audited financial statements. All such adjustments are of a normal recurring nature.

Overview

Neurotrope BioScience, Inc. was founded as a Delaware Corporation in October 2012. Activities since the Company’s inception, through June 30, 2013, were devoted primarily to the development and commercialization of AD diagnostics and related therapeutic products for large and growing markets using innovative patented technology licensed from BRNI. This BRNI licensed technology has been under development since 1999 and have been financed from a variety of non-investor sources including not-for-profit foundations, the National Institute of Health and individual philanthropists. For a detailed description of the BRNI license agreement, refer to “Certain Relationships and Related Transactions” below in this Item 2.01.

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As of June 30, 2013, the Company had devoted substantially all of its efforts to product development, raising capital and building infrastructure through utilizing its strategic alliances, specifically with BRNI. The Company did not, as of that date, realize any revenues from its planned principal operations. Accordingly, the Company is considered to be in the development stage.

Strategy

One of the central tenets developed by BRNI is that the neurodegeneration underlying these neurological diseases can be halted and reversed if treatment is initiated early enough. This process occurs by an improvement in nerve cell viability and synaptic function through activation of an enzyme called protein kinase C (PKC). This enzyme is actually a super family of isozymes ( α, β, γ, δ, ε … ) which have different activities in different tissues. The PKCepsilon (aka PKCε) variant has a very high concentration in the synapses of neurons, suggesting it plays a role in maintaining synaptic function. Deficient activity or low concentrations of PKCepsilon in aging subjects is thought to be once of main causes of the neurodegeneration seen in AD. Through a variety of the latest biomedical techniques and animal models developed to map and quantify neuroregeneration, BRNI has established a very central role for PKCepsilon in re-modeling or restoring synaptic function in both healthy and diseased neurons in the central nervous system.

The flagship product in the Neurotrope armamentarium is bryostatin. This drug has previously been evaluated in 1,200 patients at the National Cancer Institute (“NCI”) for the treatment of various forms of cancer. While bryostatin did not show sufficient anti-cancer effects to warrant commercialization of the compound, much useful information on the safety, pharmacodynamics, and toxicity of the drug was gleaned from these in-human trials.

BRNI discovered that at a much lower dose than that which was used in these anticancer trials, bryostatin is a potent activator of PKCε and may have efficacy in treating AD. Activation of PKCε has now been shown to partially restore synaptic function in neurons damaged by AD, ischemic stroke or traumatic brain injury in in vitro and in vivo animal models.

The NCI has allowed BRNI access to the valuable chemical, animal and human data from its cancer studies. Through the licenses forged between BRNI and Neurotrope, Neurotope in turn has access to this same information to be used in our own research and regulatory programs.

The Company’s strategy is to efficiently utilize BRNI’s proprietary and patented technologies to further the development of those technologies toward commercializing a diagnostic and therapeutic product for AD and potentially utilize these technologies to diagnose and treat other neurological diseases.

Critical Accounting Policies, Estimates, and Judgments

Our financial statements are prepared in accordance with accounting principles that are generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. We continually evaluate our estimates and judgments, our commitments to strategic alliance partners and the timing of the achievement of collaboration milestones. We base our estimates and judgments on historical experience and other factors that we believe to be reasonable under the circumstances. Materially different results can occur as circumstances change and additional information becomes known. Besides the estimates identified above that are considered critical, we make many other accounting estimates in preparing our financial statements and related disclosures. All estimates, whether or not deemed critical, affect reported amounts of assets, liabilities, revenues and expenses, as well as disclosures of contingent assets and liabilities. These estimates and judgments are also based on historical experience and other factors that are believed to be reasonable under the circumstances. Materially different results can occur as circumstances change and additional information becomes known, even for estimates and judgments that are not deemed critical.

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Results of Operations

Fiscal period ended June 30, 2013

The Company began operations in October 2012. As a result, no comparable financial information is applicable and information is presented for the six months ended June 30, 2013 only.

Revenues

The Company has not generated any revenues for the six months ended June 30, 2013.

Operating Expenses

Overview

Total operating expenses for the six months ended June 30, 2013 were $1,325,545. Most significantly, during this period, the Company incurred related party research and development expenses for its ongoing development of its future diagnostic testing and pharmaceutical product in collaboration with BRNI and administrative expenses to manage the Company’s business.

Research and Development Expenses

For the six months ended June 30, 2013, the Company incurred $318,894 to BRNI for ongoing research and development and to fund an ongoing compassionate use trial of the Company’s AD therapeutic product under development.

General and Administrative Expenses

The Company incurred related party general and administrative expenses totaling $660,327. Of this amount, $469,898 was paid to BRNI as a prepaid royalty against future royalties payable to BRNI upon commercialization of licensed technologies. In addition, $122,457 was incurred for salaries, taxes, insurance and travel expenses of our Chief Executive Officer, $42,972 was incurred for financial and business development consulting expenses and $25,000 was incurred for travel and other administrative expenses associated with Company operating activities.

The Company incurred $346,324 of general and administrative salaries for the six months ended June 30, 2013. $153,611 was incurred for legal expenses, principally relating to the BRNI licensing agreement, $92,200 was incurred for professional fees associated with financial and accounting advisory services, $82,348 was incurred for outside operations consulting services, $10,413 was incurred for accounting services and $7,754 was incurred for office supplies and expenses.

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Fiscal year ended December 31, 2012

The Company began operations in October 2012. As a result, no comparable financial information is applicable and information is presented for the year ended December 31, 2012 only.

Revenues

The Company has not generated revenues for the year ended December 31, 2012.

Operating Expenses

Overview

Total operating expenses for the year ended December 31, 2012 were $1,437,793. Most significantly, during this period, the Company incurred related party research and development expenses for its ongoing development of its future diagnostic testing and pharmaceutical product in collaboration with BRNI and administrative expenses to manage the Company’s business.

Research and Development Expenses

For the year ended December 31, 2012, the Company incurred expenses to BRNI totaling $983,491 for ongoing research and development incurred to fund the Company’s use of BRNI resources.

General and Administrative Expenses

The Company incurred related party general and administrative expenses totaling $257,145. Of this amount, $139,901 was incurred by BRNI for expenses associated with patent estate maintenance and licensing and administrative services provided to the Company, $41,667 was incurred for consulting fees paid to our current Chief Executive Officer (who was acting as a consultant rather than an employee at that time) and $27,552 was incurred for travel expenses.

The Company incurred $197,157 of general and administrative salaries for the year ended December 31, 2012. $193,594 was incurred for legal expenses, principally relating to the Company licensing agreement with BRNI and employment agreement expenses and $3,562 was incurred for professional fees associated with financial and accounting advisory services.

Financial Condition, Liquidity and Capital Resources

Since its inception, the Company has primarily devoted its efforts to negotiating the license agreement with BRNI and using BRNI’s resources to further the development of the Company’s diagnostic and therapeutic products toward commercialization while conducting business planning and recruiting executive management. Accordingly, the Company is considered to be in the development stage.

Cash and Working Capital

Since inception, the Company incurred negative cash flows from operations. As of June 30, 2013, the Company had an accumulated deficit of $2,763,338 and had working capital of $6,609,624 as compared to a working capital deficit of $1,437,793 as of December 31, 2012. The $8,047,417 increase in working capital was primarily attributable to the Company’s private placements of the Series A Preferred Stock in February and May 2013, providing total net proceeds of approximately $9.4 million, offset by operating losses incurred by the Company for the six months ended June 30, 2013.

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As of December 31, 2012, the Company incurred operating losses of $1,437,793 which were all payable at year end as the Company did not have any cash as of December 31, 2012 to pay expenses. A portion of these payables were paid in 2013 upon the Company raising cash proceeds from its private placements of Series A Preferred Stock in February and May 2013.

Sources of Liquidity

Since inception, we have satisfied our operating cash requirements from the private placement of Series A Preferred Stock sold principally to outside investors.

In February 2013, through a private placement, the Company issued 9,073,300 shares of Series A Preferred Stock at $1.00 per share, resulting in gross proceeds of $9,073,300. In connection with the closing of the private placement, the Company paid a placement agent $882,330. In May 2013, the Company issued an additional 1,313,325 shares of Series A Preferred Stock, resulting in gross proceeds of $1,313,325, on which the Company paid a placement agent $131,332. In August 2013, the Company issued 11,533,375 of Series A Preferred Stock at $1.00 per share, resulting in gross proceeds of $11,533,375. In connection with the closing of the private placement, the Company paid a placement agent $1,128,337. We believe that the Merger will provide additional alternatives to issue securities and raise capital in the future.

As of August 23, 2013 (after the closing of its Series A Preferred Stock placement discussed above), the Company has approximately $16 million in cash. During the next two years, the Company expects to spend approximately $8 million on development of both its AD diagnostic and therapeutic products. With these expenditures, the Company anticipates launching its commercialized AD diagnostic product and conducting significant clinical trials on its AD therapeutic. The Company expects to also incur approximately $4 million in general and administrative costs to support the Company’s ongoing research and development expenses and its expenses associated with being a publicly traded company.

Pursuant to the SOW signed with BRNI on August 28, 2013, the Company is obligated to pay BRNI a total of $1,645,470 in twelve equal monthly installments of $137,123, payable on the first business day of each month. In addition, the Company has agreed to pay an estimated $877,300 in external costs to complete the first clinical trial.

With the proceeds from the private placements of Series A, management believes the Company has sufficient capital to fund its research and development and related general and administrative expenses for at least the next 24 to 36 months of operations under its current business plan. Management believes the Company will generate revenues through commercialization of its diagnostic product within the next 36 months. The Company is contemplating raising an additional $25 million to further its product development. This fundraising has not yet begun, and no specific terms have been set. There can be no assurance that financing will be available when required in sufficient amounts, on acceptable terms or at all.

Off-Balance Sheet Arrangements

The Company did not engage in any “off-balance sheet arrangements” (as that term is defined in Item 303(a)(4)(ii) of Regulation S-K) as of June 30, 2013.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Pre Merger

The following table sets forth certain information regarding the beneficial ownership of our common stock as of January 31, 2013, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

Common Stock	Marissa Watson* 1801 26th Street, Sacramento, CA 95816	9,000,000 shares Secretary, Treasurer, Director	88.2%

Common Stock	All officers and directors as a group	9,000,000	88.2%

* Ms. Watson served as the Company’s Chief Executive Officer, Chief Financial Officer, President and sole Director until June 20, 2013.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

Post Merger

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of August 26, 2013, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock or Series A Preferred Stock (our only classes of voting securities), (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock or Series A Preferred Stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. Other than the Merger, to our knowledge, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o Neurotrope, Inc., 10732 Hawk’s Vista Street, Plantation, Florida 33324, USA.

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Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)	Series A Preferred Stock Beneficially Owned	Percent of Series A Preferred Stock Beneficially Owned(1)

Intuitive Neurotrope LLC(2) Attn: William Dioguardi 1901 Main Street Lake Como, NJ 07719	4,086,625	15.9%	4,086,625	18.6%

Neurosciences Research Ventures, Inc.(3) 364 Patteson Drive, #279 Morgantown, WV 26505	10,687,500	45.8%	0	-

Hannah Rose Holdings, LLC(4) 101 Grovers Mill Road Suite #200 Lawrenceville, NJ 08648	3,014,424	13.3%	1,000,000	4.6%

E. Jeffrey Peierls(5) 73 South Holman Way Golden, CO 80401	2,000,000	8.4%	2,000,000	9.1%

Dr. Daniel Alkon(6)	1,125,000	5.1%	0	-

Dr. Jim New(7)	4,545,000	20.3%	0	-

Robert Weinstein	0	-	0	-

Dr. John H. Abeles(8)	6,901,536	29.5%	750,000	3.4%

William Singer	10,843	0.1%	0	-

Ralph Bean	9,036	-	0	-

Jay Haft	34,036	0.2%	25,000	0.1%

All directors and executive officers as a group (6 persons)	11,500,452	50.0%	775,000	3.5%

(1)	Applicable percentage ownership is based on 21,700,000 shares of common stock outstanding and 21,920,000 shares of Series A Preferred Stock outstanding as of August 29, 2013, together with securities exercisable or convertible into shares of common stock or Series A Preferred Stock, respectively, within 60 days of August 29, 2013 for each shareholder. Each share of Series A Preferred Stock is convertible at any time into one share of common stock, at the option of the holder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. The shares issuable pursuant to the exercise or conversion of such securities are deemed outstanding for the purpose of computing the percentage of ownership of the security holder, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.
(2)	William Dioguardi, the manager of Intuitive Neurotrope LLC, has sole power to (i) vote or direct the vote of the shares beneficially owned by Intuitive Neurotrope LLC and (ii) dispose or direct the disposition of the shares beneficially owned by Intuitive Neurotrope LLC.
(3)	Neurosciences Research Ventures, Inc. is an affiliate of the Blanchette Rockefeller Neurosciences Institute. In addition to such shares, Neurosciences Research Ventures, Inc. may be deemed to be in a group with Dr. Daniel Alkon, Northlea Partners LLLP, Dr. Jim New, Hannah Rose Holdings, LLC and another stockholder, and thereby deemed to beneficially own any shares that are beneficially owned by such shareholders, as a result of their agreement to vote their shares in the Company in favor of certain matters pursuant to an Amended and Restated Stockholders Agreement and a Voting Agreement, each dated August 23, 2013 (see also “Certain Relationships and Related Transactions”).
(4)	Hannah Rose Holdings, LLC is controlled by Matt Rosenblum. Hannah Rose Holdings, LLC and Mr. Rosenblum may be deemed to be in a group with Neurosciences Research Ventures, Inc., Dr. Daniel Alkon, Dr. Jim New, Northlea Partners LLLP and another stockholder, and thereby deemed to beneficially own any shares that are beneficially owned by such shareholders, as a result of their agreement to vote their shares in the Company in favor of certain matters pursuant to a Voting Agreement dated August 23, 2013 (see also “Certain Relationships and Related Transactions”).
(5)	The shares of common stock and Series A Preferred Stock indicated as beneficially owned by E. Jeffrey Peierls includes shares of Series A Preferred Stock that are owned by Brian E. Peierls, E. Jeffrey Peierls, The Peierls Bypass Trust, U.D.E.F. Peierls for Brian E. Peierls, U.D.E.F. Peierls for E. Jeffrey Peierls, U.D.J.N. Peierls for Brian Eliot Peierls, U.D.J.N. Peierls for E. Jeffrey Pierls, U.D.E.S. Peierls for E.F. Peierls et al., U.W.E.S. Peierls for Brian E. Peierls Accumulation, U.W.E.S. Peierls for E. Jeffrey Peierls Accumulation, U.W.J.N. Peierls for Brian E. Peierls, U.W.J.N. Peierls for E. Jeffrey Peierls, The Peierls Foundation, Inc., U.D. Ethel F. Peierls Charitable Lead Trust and U.W. Libby Peierls Marital Trust. E. Jeffrey Peierls has sole power to vote or direct the vote, and to dispose or direct the disposition, of such shares of common stock and Series A Preferred Stock.
(6)	In addition to the shares of common stock indicated as beneficially owned by Dr. Daniel Alkon, Dr. Alkon may be deemed to be in a group with Neurosciences Research Ventures, Inc., Northlea Partners LLLP, Dr. Jim New, Hannah Rose Holdings, LLC and another stockholder, and thereby deemed to beneficially own any shares that are beneficially owned by such shareholders, as a result of their agreement to vote their shares in the Company in favor of certain matters pursuant to an Amended and Restated Stockholders Agreement and a Voting Agreement, each dated August 23, 2013 (see also “Certain Relationships and Related Transactions”).
(7)	In addition to the shares of common stock indicated as beneficially owned by Dr. Jim New, Dr. New may be deemed to be in a group with Neurosciences Research Ventures, Inc., Dr. Daniel Alkon, Northlea Partners LLLP, Hannah Rose Holdings, LLC and another stockholder, and thereby deemed to beneficially own any shares that are beneficially owned by such shareholders, as a result of their agreement to vote their shares in the Company in favor of certain matters pursuant to an Amended and Restated Stockholders Agreement and a Voting Agreement, each dated August 23, 2013 (see also “Certain Relationships and Related Transactions”).
(8)	The shares of common stock and Series A Preferred Stock indicated as beneficially owned by Dr. John H. Abeles are held by Northlea Partners LLLP. Dr. Abeles is an affiliate of Northlea Partners LLLP and has sole power to vote or direct the vote, and to dispose or direct the disposition, of such shares of common stock and Series A Preferred Stock. In addition to such shares, Dr. Abeles and Northlea Partners LLLP may be deemed to be in a group with Neurosciences Research Ventures, Inc., Dr. Daniel Alkon, Dr. Jim New, Hannah Rose Holdings, LLC and another stockholder, and thereby deemed to beneficially own any shares that are beneficially owned by such shareholders, as a result of their agreement to vote their shares in the Company in favor of certain matters pursuant to an Amended and Restated Stockholders Agreement and a Voting Agreement, each dated August 23, 2013 (see also “Certain Relationships and Related Transactions”).

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Directors, Executive Officers, Promoters and Control Persons

Directors and Executive Officers

Below are the names of and certain information regarding the Company’s current executive officers and directors who were appointed effective as of the closing of the Merger:

Name	Age	Position	Date Named to Board of Directors/as Executive Officer

John Abeles	68	Director and Chairman of the Board	August 23, 2013

Jim New	60	Director and Chief Executive Officer	August 23, 2013

William Singer	72	Director and Secretary	August 23, 2013

Ralph Bean	72	Director	August 23, 2013

Jay M. Haft	77	Director	August 23, 2013

Robert Weinstein	53	Chief Financial Officer and Treasurer	August 23, 2013

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Directors are elected by a plurality of the votes cast at the annual meeting of stockholders and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

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A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action.

The authorized number of directors to constitute our Board of Directors is seven. Pursuant to the terms of the Merger Agreement, Neurotrope BioScience and the Company agreed that the Company’s Board of Directors, as of the closing of the Merger, would consist of five members, of whom Neurotrope BioScience had the right to nominate four directors. In addition, (a) as described above, the holders of Series A Preferred Stock have the right to nominate one director, and (b) Hannah Rose Holdings LLC, a pre-reverse merger stockholder of the Company beneficially owning approximately 13.3% of our common stock, has the right to nominate one “independent” director, subject to the Company’s approval, not to be unreasonably withheld. Our Board of Directors is now comprised of Messrs. Abeles, New, Singer and Bean, who were nominated by Neurotrope BioScience, and Mr. Haft, who was nominated by the holders of Series A Preferred Stock. Executive officers are appointed by the Board of Directors and serve at its pleasure. The Company agreed in the Merger Agreement cause to be appointed as soon as practicable after the closing two additional “independent” directors, including the Hannah Rose Holdings nominee, for a total of seven directors. See “The Merger and Related Transactions—Common Stockholders’ Agreement” and “—Voting Agreement” above.

The principal occupation and business experience during the past five years for our executive officers and directors is as follows:

Dr. John H. Abeles – Director and Chairman of the Board of Directors. Dr. Abeles is the President and founder of MedVest, Inc., which has provided consulting services to health care and high technology companies since 1980. His many board positions, both past and present, provide him with a unique perspective to counsel emerging companies on their strategic planning functions, capital raising activities, and operational effectiveness.

Dr. Abeles was born in 1945 in Rhodesia (now Zimbabwe). He practiced Medicine in London, before joining the Pharmaceutical Industry as a Senior Medical Executive, with Sterling Drug, Pfizer Inc. and Revlon Health Care. In 1975 he became a Wall Street health-care analyst with Kidder Peabody until 1980. Dr. Abeles was one of the first physicians to become an analyst at a Wall Street investment firm.

He is also the Managing Member of Dalyda Finance LLC, a family company engaging promising artistic and performing talent.

Since March 1992, Dr. Abeles has been the Founder, Sole Investor and General Partner of Northlea Partners LLLP, a private venture capital and private capital family office headquartered in Boca Raton, Florida.

Since 1998, he has served as the Chairman of UniMedica Inc., a web-enabled medical school education consulting and publishing firm, and as Assistant Professor of Clinical Pharmacology and Therapeutics at the International University of Health Sciences. He has served as a Director of Higuchi Bio-Science Institute, University of Kansas since 1997, and as a Director of the College of Chemistry Advisory Board at the University of California at Berkeley since 2001.

Dr. Abeles received his Medical degree as well as a degree in Pharmacology from the University of Birmingham, England. He is a Fellow of the Royal Society of Medicine, London.

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Dr. Jim New – Chief Executive Officer and Director. Dr. New has served as Chief Executive Officer and a director of the Company since November 1, 2012 (from November 1, 2012 until February 28, 2013 as an independent contractor and since February 28, 2013 as an employee of the Company).

Dr. New’s industry experience spans the science and business elements of commercial pharmaceutical operations, as well as both the brand and generic pharmaceutical product development functions in the industry. Most recently he was CEO of AIKO Biotechnology (2011), and prior to this CEO of Lifecycle Pharma (2009). From 2002-2007 he was CEO and co-founder of Abrika Pharmaceuticals, which was acquired by Actavis. From 1999-2001 he worked for Novartis in Switzerland, first as Head of Worldwide Business Development, and later as Head of Mergers and Acquisitions. He was Senior Director of Licensing and Development at Pfizer from 1994-1999 and Director of Corporate Development at GlaxoSmithKline in 1993. From 1988 to 1992 he worked as a Director in the Licensing Department at Bristol-Myers Squibb, and from 1980 -1987 he worked as a medicinal chemist at BMS.

Dr. New received his undergraduate degree in Biology at SUNY Geneseo, a M.S. degree in Biochemistry at the University of Maine, his Ph.D. in Medicinal Chemistry at the University of Buffalo, and his MBA degree from Columbia Business School.

Robert Weinstein - Chief Financial Officer. Mr. Weinstein joined the Company in June 2013 as its acting Chief Financial Officer. He has extensive accounting and finance experience, spanning more than 25 years, as a public accountant, investment banker, healthcare private equity fund principal and chief financial officer.

From September 2011 to current, Mr. Weinstein has been an independent consultant for several healthcare companies in the pharmaceutical and biotechnology industries. From March 2010 to August 2011, he was the Chief Financial Officer of Green Energy Management Services Holdings, Inc., a publicly-traded energy consulting company. From August 2007 to February 2010, Mr. Weinstein served as Chief Financial Officer of Xcorporeal, Inc., a publicly-traded, development-stage medical device company which was sold in March 2010 to Fresenius Medical USA, the largest provider of dialysis equipment and services worldwide.

Mr. Weinstein received his MBA degree in finance and international business from the University of Chicago Graduate School of Business, is a Certified Public Accountant (inactive), and received his BS degree in accounting from the State University of New York at Albany.

William S. Singer – Director. Mr. Singer serves as President of BRNI and is also on its board of directors. He was a partner in the Chicago office of the law firm of Kirkland & Ellis LLP from 1980 until 2006 and has been of-counsel to that firm since that time, and concentrates his practice on corporate, real estate, and legislative matters. Since 2006, he also has been the sole proprietor of Singer Consulting LLC, which advises clients on federal legislation. He has been listed in Crain’s Who’s Who in Chicago Business 2000, 2001, 2002, 2003, and 2004 editions.

Mr. Singer has been prominently active in Chicago public service, serving as an Alderman for several years as a candidate for Mayoral office.

Ralph Bean – Director. Mr. Bean received his law degree from West Virginia University where he also obtained his undergraduate degree in Political Science. While in law school, he was the Editor in Chief of the West Virginia Law Review and was inducted into the Order of the Coif. He received his master of law degree from Harvard University in 1967. Mr. Bean is admitted to practice law in West Virginia, Virginia and the District of Columbia.

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Mr. Bean has an extensive background in government relations, public utility and energy concerns. He began his practice of law as a corporate counsel for C&P Telephone Companies in Charleston and later in Washington, D.C. Returning to West Virginia, Mr. Bean served as Elections Chief in the office of then Secretary of State Jay Rockefeller from 1970 to 1972. In 1974, Mr. Bean joined the Consolidated Natural Gas System (CNG) as corporate counsel.

In 1984, Mr. Bean was appointed general counsel of Hope Gas Inc., CNG’s local distribution company in West Virginia. He was named president of Hope Gas in 1986 and held this position until December 1995 when he joined Steptoe & Johnson PLLC as a partner of the firm.

He has participated in two WV trade missions to Asia and serves on the following high-level boards: A Vision Shared (successor to the WV Council for Community & Economic Development); Discover the Real WV Foundation (Emeritus); Claude Worthington Benedum Foundation - the largest source of private philanthropy in WV (Emeritus); West Virginia University Foundation (Emeritus); Huntington National Bank WV; Board member and past chair of BRNI.

Jay M. Haft – Director. Mr. Haft has served as Chairman of the Board of Directors at Dusa Pharmaceuticals since 2008, and retired from that position upon the recent sale of the company. Since 2005 to the present, Mr. Haft has been a partner and a member of the Investment Committee of Columbus Nova, a private investment arm of the Renova Group. From 1989 to 1994 he was a senior corporate partner of the law firm of Parker, Duryee, Rosoff and Haft, and was of counsel to the same firm from 1994 until 2002. He is currently of counsel to the law firm of Reed Smith. Mr. Haft has served on approximately 30 corporate boards, including his tenure as Chairman of the Emerson Radio Corporation. He is also active in the non-profit sector as well, particularly in the areas of education and art. Mr. Haft earned his Bachelor’s degree and graduated Phi Beta Kappa from Yale University and earned his law degree from Yale Law School.

Other Key Personnel

Dr. Daniel Alkon – Chief Scientific Officer. Dr. Alkon received his undergraduate degree in chemistry in 1965 at the University of Pennsylvania. After earning his M.D. at Cornell University and finishing an internship in medicine at the Mt Sinai Hospital in New York, he joined the staff of the National Institutes of Health where during his 30 year career he became a medical Director in the U.S. Public Health Service at the NINDS and Chief of the Laboratory of Adaptive Systems. In 1999, Dr. Alkon then became the founding Scientific Director of BRNI and occupies the Toyota Chair in Neuroscience at the Institute. In this position he and his team conduct multidisciplinary research on the molecular and biophysical mechanisms of memory and memory dysfunction in psychiatric and neurological disorders, particularly Alzheimer’s disease.  He is also a Professor at BRNI and a Professor of Neurology at West Virginia University.

As an internationally recognized pioneer in research on brain-based neural networks and the molecular basis of memory, he has authored hundreds of scientific articles as well as several books including Memory Traces in the Brain by Cambridge University Press, and the popular book Memory’s Voice by Harper Collins.

Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors.”

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Family Relationships

There are no family relationships among our Directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

•	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

•	being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Board Committees

The Company currently has not established any committees of the Board of Directors. Our Board of Directors may designate from among its members an executive committee and one or more other committees in the future. We do not have a nominating committee or a nominating committee charter. Further, we do not have a policy with regard to the consideration of any director candidates recommended by security holders. To date, other than as described above, no security holders have made any such recommendations. The entire Board of Directors performs all functions that would otherwise be performed by committees. Given the present size of our board it is not practical for us to have committees. If we are able to grow our business and increase our operations, we intend to expand the size of our board and allocate responsibilities accordingly.

Audit Committee Financial Expert

We have no separate audit committee at this time. The entire Board of Directors oversees our audits and auditing procedures. The Board of Directors has at this time not determined whether any director is an “audit committee financial expert” within the meaning of Item 407(d)(5) for SEC regulation S-K.

Code of Ethics

The Company currently has not adopted a written code of ethics.

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EXECUTIVE COMPENSATION

Summary Compensation Table

Name & Principal Position	Fiscal Year ended December 31,	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Marissa	2012	0	0	0	0	0	0	0	0
Watson (1)	2011	0	0	0	0	0	0	0	0
Jim New	2012	41,667	0	0	0	0	0	0	0
(2)	2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	On June 20, 2013, Ms. Watson resigned as our sole officer and director.
(2)	Reflects compensation received from Neurotrope BioScience, which was formed in 2012. Salary was accrued in 2012 but paid in 2013. On February 28, 2013, Mr. New was appointed as our Chief Executive Officer and President

Outstanding Equity Awards at Fiscal Year-End

We have one compensation plan approved by our stockholders, the 2013 Plan. As of December 31,2012, we had not granted any awards under any plan. (For awards granted subsequently, see “Description of Securities – Options” below). We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans.

Except as indicated below, we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers listed above.

Employment Agreements

Jim New. Dr. Jim New has served as Chief Executive Officer and a director of Neurotrope BioScience since November 1, 2012 (from November 1, 2012 until February 28, 2013 as an independent contractor and from February 28, 2013 as an employee) and of Neurotrope since August 23, 2013. Neurotrope BioScience paid Dr. New $250,000 (on an annualized basis) for his services as Chief Executive Officer of the Company during the period when Dr. New was an independent contractor to Neurotrope (November 1, 2012 until February 28, 2013). Neurotrope BioScience entered into an employment agreement with Dr. New dated as of February 25, 2013. Pursuant to the terms of that employment agreement, upon the closing of the Merger, the Company, as successor to Neurotrope BioScience, became the counterparty to the employment agreement with Dr. New. Pursuant to his employment agreement, Dr. New currently serves as Chief Executive Officer of the Company. Dr. New’s employment agreement continues for a term of four years from February 28, 2013. Pursuant to Dr. New’s employment agreement, his initial salary is $250,000 per year, which will increase to $300,000 per year beginning on the later of (the date of increase is referred to as the “Salary Increase Date”) (i) February 28, 2015 (the second annual anniversary of the commencement of Dr. New’s employment term) and (ii) the Company’s closing on a B round of financing in an amount equal to $25 million. In addition, Dr. New is entitled to a guaranteed cash bonus equal to $50,000 per year during the periods prior to the Salary Increase Date and $100,000 per year during periods after the Salary Increase Date. The Company also is required to make available to Dr. New any benefits and perquisites that may from time to time be generally provided to its executive officers. Until the Company implements a group health insurance policy for its employees, the Company has agreed to reimburse Dr. New for the cost of family health insurance coverage up to $1,254 per month on a grossed-up tax basis. Neurotrope BioScience also paid Dr. New $10,000 as a reimbursement of legal fees incurred in connection with Dr. New’s employment agreement and his purchase of shares of common stock in Neurotrope BioScience. Dr. New is entitled to holidays, personal days and sick days in accordance with the Company’s standard policies and procedures in effect from time to time and four weeks of paid vacation per year. The Company may terminate Dr. New’s employment agreement at any time without cause (as defined in Dr. New’s employment agreement), and Dr. New may resign at any time for good reason (as defined in Dr. New’s employment agreement), upon not less than 30 days prior written notice, in which case the Company would be required to pay Dr. New severance in an amount equal to one year of salary plus payment for any accrued but unused vacation or leave time and one year of family health insurance. In the event the Company were to terminate Dr. New’s employment for cause or if Dr. New were to resign without good reason, then Dr. New would be entitled only to accrued but unpaid salary and accrued but unused vacation or leave time through the date of termination.

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Robert Weinstein. Neurotrope BioScience entered into a consulting agreement, dated as of June 2, 2013, with Medical Cash Management Solutions, LLC, pursuant to which Robert Weinstein (who is an affiliate of Medical Cash Management Solutions, LLC) served as Chief Financial Officer of the Neurotrope BioScience on a part-time basis. The term of the consulting agreement expires November 30, 2013, unless it is extended by mutual agreement of the parties. During the term of the consulting agreement, Mr. Weinstein is required to devote at least three days per week to the Company. As consideration for Mr. Weinstein’s services, the Company is required to pay Medical Cash Management Solutions, LLC, $20,000 per month during the term of the consulting agreement unless it is terminated earlier as described below. Either party may voluntarily terminate the consulting agreement upon 30 days prior written notice. In addition, the Company has the right to terminate the Consulting Agreement at any time for cause (as defined in the consulting agreement) or in the event of Mr. Weinstein’s disability (as defined in the consulting agreement). The consulting agreement will automatically terminate if Mr. Weinstein ceases to be managing member of Medical Cash Management Solutions, LLC or in the event of Mr. Weinstein’s death.

Director Compensation

The Company currently does not pay any cash compensation to members of its board of directors for their services as directors of the Company, except that it pays Dr. Abeles $9,000 per month in consideration of his service as Chairman of the board of directors. However, the Company reimburses its directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the board of directors. The Company will grant to each new director, at the time of such director's appointment, an option to purchase 250,000 common shares, with a term of ten years, exercisable at the fair market value per share of the common stock on the date of grant, which will vest 20% per year for each of five years after the date of grant (subject to acceleration of vesting upon a change of control of the Company).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000.00 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s common stock, or an immediate family member of any of those persons.

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The descriptions set forth above under the captions “The Merger and Related Transactions—Merger Agreement,” “—Split-Off,” “—the PPO,” “—Registration Rights,” “—Other Rights of Series A Preferred Stock,” “—Common Stockholders’ Agreement,” “—2013 Equity Incentive Plan,” “—Lock-up Agreements and Other Restrictions” and “Executive Compensation—Employment Agreements” and —Director Compensation” and below under “Description of Securities—Options” are incorporated herein by reference.

Northlea Partners LLLP, which is controlled by our Chairman of the Board, Dr. John Abeles, purchased an aggregate of 750,000 shares of Series A Preferred Stock in the PPO for an aggregate purchase price of $750,000. Jay Haft, our director, purchased an aggregate of 25,000 shares of Series A Preferred Stock in the PPO for an aggregate purchase price of $25,000.

Our rights to develop, commercialize and sell our proposed products are dependent upon Neurotrope BioScience’s Technology License and Services Agreement with BRNI and its affiliate NRV II, LLC. 20.7% of our outstanding voting securities are owned by Neurosciences Research Ventures, Inc., which is an affiliate of BRNI, and 2.2% of our outstanding voting securities are owned by Dan Alkon, who is the Scientific Director of BRNI and to the Chief Scientific Officer of the Company. We are required to pay significant fees and royalties to BRNI pursuant to the Technology License and Services Agreement. The Technology License and Services Agreement requires us to use, and to pay the fees, costs and expenses of, only BRNI to provide research and development services or other scientific assistance and support services unless BRNI provides its prior written consent. In addition, BRNI has the right to terminate the Technology License and Services Agreement in certain circumstances. For additional information, see “Description of Business—Intellectual Property—Technology License and Services Agreement” above.

The Company’s director, William S. Singer, also currently serves as President of BRNI and serves as a member of BRNI’s board of directors. Company director Ralph Bean is also a member of the BRNI board of directors.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our Common Stock is quoted on the OTC Markets (OTCQB) under the symbol “BLFLD,” which will change to “NTRP” on September 9, 2013.

However, no shares of Common Stock have been traded as of August 26, 2013.

As of the date of this Report, we have 21,700,000 shares of Common Stock outstanding held by 18 stockholders of record. To date, we have not paid dividends on our Common Stock.

As of the date of this Report , we have 21,920,000 outstanding shares of Series A Preferred Stock held by 154 stockholders of record.

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Dividend Policy

We have never paid any cash dividends on our capital stock and do not anticipate paying any cash dividends on our Common Stock in the foreseeable future. We intend to retain future earnings to fund ongoing operations and future capital requirements. Any future determination to pay cash dividends will be at the discretion of our Board of Directors and will be dependent upon financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

Securities Authorized for Issuance under Equity Compensation Plans

The Company had no equity compensation plans as of the end of fiscal year 2012.

On August 22, 2013, our Board of Directors of the Company adopted, and on August 22, 2013, our stockholders approved, the 2013 Equity Incentive Plan, which reserves a total of 7,000,000 shares of our Common Stock for issuance under the 2013 Plan. If an incentive award granted under the 2013 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2013 Plan.

In addition, the number of shares of our Common Stock subject to the 2013 Plan, any number of shares subject to any numerical limit in the 2013 Plan, and the number of shares and terms of any incentive award are expected to be adjusted in the event of any change in our outstanding our Common Stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Administration

The compensation committee of the Board, or the Board in the absence of such a committee, will administer the 2013 Plan. Subject to the terms of the 2013 Plan, the compensation committee or the Board has complete authority and discretion to determine the terms of awards under the 2013 Plan.

Grants

The 2013 Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Internal Revenue Code (as amended, the “Code”) and stock appreciation rights, as described below:

•	Options granted under the 2013 Plan entitle the grantee, upon exercise, to purchase a specified number of shares from us at a specified exercise price per share. The exercise price for shares of our Common Stock covered by an option generally cannot be less than the fair market value of our Common Stock on the date of grant unless agreed to otherwise at the time of the grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of our Common Stock on the date of grant.

•	Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the compensation committee, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

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•	The compensation committee may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

•	The 2013 Plan authorizes the granting of stock awards. The compensation committee will establish the number of shares of our Common Stock to be awarded and the terms applicable to each award, including performance restrictions.

•	Stock appreciation rights (“SARs”) entitle the participant to receive a distribution in an amount not to exceed the number of shares of our Common Stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of our Common Stock on the date of exercise of the SAR and the market price of a share of our Common Stock on the date of grant of the SAR.

Duration, Amendment, and Termination

The Board has the power to amend, suspend or terminate the 2013 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of our Common Stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year. Unless sooner terminated, the 2013 Plan would terminate ten years after it is adopted.

As of the date hereof, options to purchase an aggregate of 5,154,404 shares of our Common Stock have been issued under the 2013 Plan. See “Description of Securities—Options” below for more information.

DESCRIPTION OF SECURITIES

We have authorized capital stock consisting of 300,000,000 shares of Common Stock, $0.0001 par value, and 50,000,000 shares of preferred stock, $0.0001 par value, 24,325,000 of which shares have been designated as Series A preferred stock. As of the date of this Report, we had 21,700,000 shares of Common Stock issued and outstanding, and 21,920,000 shares of Series A preferred stock issued and outstanding.

Common Stock

The holders of outstanding shares of common stock are entitled to receive dividends out of assets or funds legally available for the payment of dividends of such times and in such amounts as the board from time to time may determine. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. There is no cumulative voting of the election of directors then standing for election. The common stock is not entitled to pre-emptive rights and is not subject to conversion or redemption. Upon liquidation, dissolution or winding up of our company, the assets legally available for distribution to stockholders are distributable ratably among the holders of the common stock after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors. Each outstanding share of common stock is duly and validly issued, fully paid and non-assessable.

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Preferred Stock

Shares of preferred stock may be issued from time to time in one or more series, each of which will have such distinctive designation or title as shall be determined by our Board of Directors prior to the issuance of any shares thereof. Preferred stock will have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of our capital stock entitled to vote generally in the election of the directors, voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.

While we do not currently have any plans for the issuance of additional preferred stock, the issuance of such preferred stock could adversely affect the rights of the holders of common stock and, therefore, reduce the value of the common stock. It is not possible to state the actual effect of the issuance of any shares of preferred stock on the rights of holders of the common stock until the Board of Directors determines the specific rights of the holders of the preferred stock; however, these effects may include:

•	Restricting dividends on the common stock;

•	Diluting the voting power of the common stock;

•	Impairing the liquidation rights of the common stock; or

•	Delaying or preventing a change in control of the Company without further action by the stockholders.

Other than in connection with shares of preferred stock (as explained above), which preferred stock is not currently designated nor contemplated by us, we do not believe that any provision of our charter or By-Laws would delay, defer or prevent a change in control.

Series A Preferred Stock

Dividends. The holders of Series A Preferred Stock are entitled to receive non-cumulative dividends, in preference to any dividend on our Common Stock, at the rate of 8% of the original purchase price ($1.00 per share) per annum, payable if, when and as declared by PubCo's board of directors.

Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Company, or the sale of substantially all of the assets of the Company, the holders of Series A Preferred Stock would be entitled to receive, in respect of each share of Series A Preferred Stock, prior and in preference to any distribution of the assets of the Company to the holders of Common Stock, an amount equal to $1.00 per share plus all declared but unpaid dividends.

Automatic Conversion. Each share of Series A Preferred Stock plus declared but unpaid dividends will convert automatically into shares of Common Stock at the applicable conversion rate then in effect on the earlier of (i) a consent vote by a holders of a majority of shares of Series A Preferred Stock (a “Majority Vote”) or (ii) the consummation of a qualified underwritten public offering of our Common Stock with a price per share to the public of at least $5.00 per share and aggregate proceeds (net of the underwriting discount and commissions) in excess of $30,000,000.

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The conversion rate for the Series A Preferred Stock is initially 1:1, subject to anti-dilution and other customary adjustments.

Optional Conversion. Each holder of Series A Preferred Stock has the right to convert such holder’s Series A Preferred Stock, at the option of such holder, at any time, into shares of Common Stock at the applicable conversion ratio. Initially each share of Series A Preferred Stock is convertible into one share of Common Stock, subject to adjustment in certain events.

Anti-dilution adjustments. Standard broad-based weighted average adjustment to the Series A Preferred Stock conversion price if any subsequent sale of stock or stock equivalents is done at a lower price per share, subject to customary exceptions.

Voting. The holders of Series A Preferred Stock will vote on an as-if converted basis with the holders of the Common Stock and any future series of preferred stock or Common Stock that, by its terms, votes on an as-if converted basis with the Common Stock on all matters to be voted on or consented to by the stockholders, other than the election of the six Common Directors, and except as may otherwise be required by Nevada law.

Registration Rights. See Item 2.01, “Completion of Acquisition or Disposition of Assets—The Merger and Related Transactions—Registration Rights” for a description of the registration rights granted to the holders of the Series A Preferred Stock, which description is incorporated herein by reference.

Other Rights of and Restrictions on Series A Preferred Stock.

The Preferred Stockholders Agreement also provides that:

Restrictions on Sales of Control of the Company. No holder of Series A Preferred Stock shall be a party to any transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than 50% of the outstanding voting power of the Company (a “Stock Sale”) unless all holders of Series A Preferred Stock are allowed to participate in such transaction and the consideration received pursuant to such transaction is allocated among the parties thereto in the manner specified, unless the holders of a majority of the Preferred Stock elect otherwise by written notice given to the Company.

Transfer Rights and Restrictions.

•	Each holder of Series A Preferred Stock grants to the Company a right of first refusal to purchase all or any portion of any capital stock of the Company that such stockholder may propose to transfer, sell or pledge at the same price and on the same terms and conditions as those offered to the prospective transferee.

•	Each holder of Series A Preferred Stock grants to the other holders of Series A Preferred Stock a secondary refusal right to purchase all or any portion of any such capital stock of the Company that such stockholder may propose to transfer, sell or pledge not taken up by the Company pursuant to its right of first refusal.

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•	Notwithstanding the foregoing, the above rights of refusal will not apply: (a) upon a transfer by a holder of Series A Preferred Stock that is an entity to its stockholders, members, partners or other equity holders, (b) to a pledge of that creates a mere security interest in the pledged capital stock, or (c) upon a transfer by a holder of Series A Preferred Stock that is a natural person that is made (i) for bona fide estate planning purposes and (ii) to his or her spouse, child (natural or adopted), or any other direct lineal descendant (or his or her spouse) (all of the foregoing collectively referred to as “family members”), or any other person approved by the Board of Directors of the Company, or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, such Stockholder or their respective family members.

•	The above rights of refusal also will not apply to the sale of any capital stock (a) to the public in an offering pursuant to an effective registration statement under the Securities Act of 1933, as amended or (b) pursuant to a Deemed Liquidation Event (as defined in the Company’s Certificate of Incorporation).

•	No holder of Series A Preferred Stock shall transfer, sell or pledge any capital stock of the Company (a) unless such transfer has been approved by the Company’s Board of Directors, (b) to any entity which, in the determination of the Company’s Board of Directors, directly or indirectly competes with the Company or (c) to any customer, distributor or supplier of the Company, if the Company’s Board of Directors should determine that such transfer would result in such customer, distributor or supplier receiving information that would place the Company at a competitive disadvantage with respect to such customer, distributor or supplier.

•	The above transfer rights and restrictions will automatically terminate upon the earlier of (a) immediately prior to the consummation of an underwritten public offering of equity securities of the Company with a price to the public of at least $5 per share and aggregate gross proceeds of at least $30,000,000 and (b) the consummation of a Deemed Liquidation Event (as defined in the Company’s Certificate of Incorporation).

Options

Options to purchase an aggregate of 5,154,404 shares of our Common Stock have been issued under the 2013 Plan on August 23, 2013, as follows:

•	Options to purchase 300,000 shares of Common Stock issued to a consultant with a term of ten years, at an exercise price of $1.00 per share. The option vested with respect to 20% of the shares as of February 28, 2013, and the balance is vesting on a daily basis over the four-year period beginning on February 28, 2013.

•	Options to purchase 3,554,404 shares of Common Stock issued to founding stockholders and a consultant of Neurotrope BioScience with a term of ten years, at an exercise price of $1.75 per share. These options are fully vested. These options were issued to:

o	955,500 to Northlea Partners LLLP, controlled by our Chairman, Dr. John Abeles

o	707,000 to our Chief Executive Officer and Director, Dr. Jim New

o	175,000 to our Chief Scientific Officer, Dr. Dan Alkon

o	1,662,500 to Neurosciences Research Ventures, Inc.

o	54,404 to a consultant to the the Company

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•	Options to purchase 1,300,000 shares of Common Stock issued to directors, observers and a consultant (or their affiliates) with a term of ten years, at an exercise price of $1.00 per share. These options vest on a daily basis over five years from August 23, 2013. These options were issued to:

o	250,000 to Northlea Partners LLLP, controlled by our Chairman, Dr. John Abeles

o	250,000 to Ralph Bean

o	300,000 to Bill Singer

o	250,000 to Jay Haft

o	250,000 to a board observer and consultant to the Company

Warrants

As of the date hereof, the Agent Warrants entitle their holders to purchase 900,000 shares of Common Stock, with a term of ten years and an exercise price of $0.01 per share, and 1,217,000 shares of Series A Preferred Stock, with a term of ten years and an exercise price of $1.00 per share.

The Agent Warrants contain customary provisions for adjustment in the event of stock splits, subdivision or combination, mergers, etc.

The holders of the Agent Warrants have the right to exercise the warrant by means of a cashless (or “net-issue”) basis.

See Item 2.01, “Completion of Acquisition or Disposition of Assets—The Merger and Related Transactions—Registration Rights” for a description of the registration rights granted to the holders of the Agent Warrants, which description is incorporated herein by reference.

This summary description of the Agent Warrants is qualified in its entirety by reference to the form of such warrants filed as an exhibit to this Current Report.

Convertible Securities

As of the date hereof, other than the Common Stock options, Agent Warrants and Series A Preferred Stock described above, the Company does not have any outstanding convertible securities.

Transfer Agent

The transfer agent for our Common Stock is Philadelphia Stock Transfer, Inc. The transfer agent’s address is 2320 Haverford Rd., Suite 230, Ardmore, PA 19003 and its telephone number is +1-484-416-3124.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business.

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We are currently not aware of any pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Nevada Private Corporation Law and our Articles of Incorporation allow us to indemnify our officers and directors from certain liabilities and our By-Laws state that we shall indemnify every (i) present or former director or officer of us, (ii) any person who while serving in any of the capacities referred to in clause (i) served at our request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) (each an “Indemnitee”).

Our By-Laws provide that we shall indemnify an Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any proceeding in which he was, is or is threatened to be named as defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, if it is determined that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his official capacity, that his conduct was in our best interests and, in all other cases, that his conduct was at least not opposed to our best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to us or is found liable on the basis that personal benefit was improperly received by the Indemnitee, the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the proceeding and (ii) shall not be made in respect of any proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to us.

Other than in the limited situation described above, our By-Laws provide that no indemnification shall be made in respect to any proceeding in which such Indemnitee has been (a) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee’s official capacity, or (b) found liable to us. The termination of any proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a) or (b) above. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall, include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee. The indemnification provided shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

In addition to our By-Laws and our Articles of Incorporation, we have entered into an Indemnification Agreement with each of our directors pursuant to which we will be obligated to maintain liability insurance in favor of the directors serving the Company and its subsidiaries and affiliates. We will also be required to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law and our governing documents. We believe that entering into the contemplated agreements will help attract and retain highly competent and qualified persons to serve the Company. The form of Indemnification Agreement is filed as an exhibit to this Current Report.

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Other than discussed above, none of our By-Laws, our Articles of Incorporation or any indemnification agreement with any director of the Company includes any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 3.02	Unregistered Sales of Equity Securities

All share and per share stock numbers in this section are after giving effect to the Merger on August 23, 2013, in which each share of Neurotrope BioScience common stock outstanding at the time of the Merger was automatically converted into one share of our Common Stock, and each share of Neurotrope BioScience Series A convertible preferred stock outstanding at the time of the Merger was automatically converted into one share of our Series A Preferred Stock.

The PPO

The information regarding the PPO, the Series A Preferred Stock and the Agent Warrants set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets—The Merger and Related Transactions—The PPO,” “Description of Securities—Preferred Stock—Series A Preferred Stock” and “Description of Securities—Warrants” is incorporated herein by reference.

Shares Issued in Connection with the Merger

On August 23, 2013, pursuant to the terms of the Merger Agreement, all of the shares of common stock of Neurotrope BioScience were exchanged for 19,000,000 restricted shares of our Common Stock, and all of the shares of Series A Preferred Stock of Neurotrope BioScience were exchanged for 21,920,000 shares of our Series A Preferred Stock. This transaction was exempt from registration under Section 4(2) of the Securities Act as not involving any public offering. None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

Sales of Unregistered Securities of Neurotrope BioScience

At the time of its formation on October 31, 2012, Neurotrope BioScience issued 1,000 shares of its common stock to its founders, at a price of $0.01 per share, in a private placement offering exempt from registration requirements. The number of shares of Neurotrope BioScience common stock issued to each such founder in such offering are as follows:

o	475 to Neurosciences Research Ventures, Inc.

o	273 to Northlea Partners LLLP

o	202 to Jim New

o	50 to Dan Alkon

On February 28, 2013, Neurotrope BioScience effected a stock split in which each of the 1,000 issued and outstanding shares of its common stock was converted into 19,000 shares of its common stock.

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Each of these issuances was exempt from registration under Section 4(2) of the Securities Act as transactions by an issuer not involving any public offering. The recipients of securities in each transaction represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the share certificates and other instruments issued in such transactions. None of these securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 23, 2013, Lake & Associates CPA’s LLC, was dismissed as our independent registered public accountant. On the same date, Friedman LLP was engaged as our new independent public accounting firm. The Board of Directors of the Company approved the dismissal of Lake & Associates CPA’s LLC, and approved the engagement of Friedman LLP as our independent auditor.

None of the reports of Lake & Associates CPA’s LLC on our financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that our audited financial statements contained in our Annual Reports on Form 10-K for the fiscal years ended January 31, 2013, and January 31, 2012, filed with the SEC, included a going concern qualification in the report of Lake & Associates CPA’s LLC.

During the Company’s two most recent fiscal years ended January 31, 2013 and 2012, and the subsequent interim periods preceding their dismissal, there were no disagreements with Lake & Associates CPA’s LLC, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Lake & Associates CPA’s LLC, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements.

The Company provided Lake & Associates CPA’s LLC with a copy of the disclosures it is making in this Report and has requested that Lake & Associates CPA’s LLC, furnish it with a letter addressed to the SEC stating whether they agree with the above statements. The letter has not yet been received but will be filed as an exhibit to this Form 8-K by amendment if and when it is received.

On August 29, 2013, the Company was informed by letter from the SEC that effective August 13, 2013, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Lake & Associates CPA’s LLC and barred Jay Charles Lake, CPA, from being an associated person of a registered public accounting firm, on the basis of the PCAOB’s findings that Lake & Associates CPA’s LLC and Mr. Lake (the “Respondents”) violated PCAOB rules and auditing standards in auditing the 2009 financial statements of four issuer clients, that the firm violated PCAOB quality control standards, and that Mr. Lake directly and substantially contributed to the Firm’s violation of PCAOB quality control standards.  Specifically, the PCAOB alleges that Respondents failed to, among other things: (a) plan the audits adequately; (b) perform sufficient audit procedures on material accounts, including revenue, accounts receivable, and inventory; and (c) prepare and maintain sufficient audit documentation.  The full text of the PCAOB’s order can be found at http://pcaobus.org/Enforcement/Decisions/Documents/ 08132013_Lake.pdf. The Company was unaware of this action by the PCAOB at the time that our Board of Directors approved the dismissal of Lake & Associates CPA’s LLC as our independent registered public accountant.  No report of Lake & Associates CPA’s LLC is included in this Current Report on Form 8-K.  The Company is not one of the issuers whose financial statements were referred to in the PCAOB’s order.

During the two most recent fiscal years and the interim periods preceding the engagement, and through the date of this Report, neither the Company nor anyone on its behalf has previously consulted with Friedman LLP regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Friedman LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 5.01	Changes in Control of Registrant.

The information regarding change of control of the Company in connection with the Merger set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets—The Merger and Related Transactions” is incorporated herein by reference.

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Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The information regarding departure and election of directors and departure and appointment of principal officers of the Company in connection with the Merger set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets—The Merger and Related Transactions” is incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

Prior to the Merger, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). As a result of the Merger, we have ceased to be a shell company. The information contained in this Current Report, together with the information contained in our Annual Report on Form 10-K for the fiscal year ended January 31, 2013, and our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the SEC, constitute the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

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Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

In accordance with Item 9.01(a), Neurotrope BioScience’s audited financial statements as of, and for the period from inception to December 31, 2012, and Neurotrope BioScience’s unaudited condensed financial statements as of, and for the six months ended June 30, 2013, are included in this Report beginning on Page F-1.

(b)	Pro forma financial information.

In accordance with Item 9.01(b), unaudited pro forma condensed combined financial statements as of June 30, 2013, and for the period October 31, 2012 (Inception) to December 31, 2012, and the six months ended June 30, 2013, and the accompanying notes are included in this Report beginning on Page F-25.

(d)	Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

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Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 20, 2013, between BlueFlash Communications, Inc. and Neurotrope, Inc. (incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 8, 2013)

2.2	Amendment to Agreement and Plan of Merger, dated July 10, 2013, between BlueFlash Communications, Inc. and Neurotrope, Inc. (incorporated by reference from Exhibit 2.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 8, 2013)

2.3*	Agreement and Plan of Merger and Reorganization, dated as of August 23, 2013, by and among the Registrant, Acquisition Sub and Neurotrope BioScience, Inc.

3.1	Articles of Incorporation of the Registrant (incorporated by reference from Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 8, 2013)

3.2	Florida Articles of Merger of BlueFlash Communications, Inc. with and into Neurotrope, Inc., filed August 5, 2013 (incorporated by reference from Exhibit 3.3 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 8, 2013)

3.3	Nevada Articles of Merger of BlueFlash Communications, Inc. with and into Neurotrope, Inc., filed August 5, 2013 (incorporated by reference from Exhibit 3.4 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 8, 2013)

3.4*	Certificate of Merger of Neurotrope BioScience, Inc., with and into Neurotrope Acquisition, Inc., filed August 23, 2013

3.5	Amended and Restated By-Laws of the Registrant (incorporated by reference from Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 8, 2013)

10.1*	Split-Off Agreement, dated as of August 23, 2013, by and among the Registrant, Blue Flash Communications Corp. and Marissa Watson

10.2*	General Release Agreement, dated as of August 23, 2013, by and among the Registrant, Blue Flash Communications Corp. and Marissa Watson

10.3*	Form of Lock-Up and No Short Selling Agreement between the Registrant and the officers, directors and shareholders party thereto

10.4*	Form of Subscription Agreement between Neurotrope BioScience, Inc., and the investors party thereto

10.5*	Form of Agent Warrant for Common Stock of the Registrant

10.6*	Form of Agent Warrant for Series A Preferred Stock of the Registrant

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10.7*	Placement Agency Agreement, dated June 25, 2013, between Neurotrope BioScience, Inc., and EDI Financial, Inc.

10.8*	Amendment to Placement Agency Agreement, dated August 12, 2013, between Neurotrope BioScience, Inc., and EDI Financial, Inc.

10.9*†	Employment Agreement, dated February 25, 2013, between the Registrant (as successor to Neurotrope BioScience) and Dr. James New

10.10*†	Consulting Agreement, dated as of June 2, 2013, between the Registrant and Medical Cash Management Solutions, LLC (assigned to the Registrant)

10.11*†	The Registrant’s 2013 Equity Incentive Plan

10.12*†	Form of Option Agreement under 2013 Equity Incentive Plan

10.13*	Technology License and Services Agreement, dated October 31, 2012, among the Registrant, BRNI and NRV II, LLC

10.14*	Amendment #1 to Technology License and Services Agreement, dated August 21, 2013 among the Registrant, BRNI and NRV II, LLC

10.15*	Common Stockholders Agreement, dated August 23, 2013, among the Registrant and the stockholders party thereto

10.16*	Form of Preferred Stockholders Agreement, dated August 23, 2013, among the Registrant and the stockholders party thereto

10.17*	Voting Agreement dated as of August 23, 2013, among the Registrant and the stockholders party thereto

10.18**	Statement of Work Agreement dated August 20,2013, between Neurotrope BioScience and BRNI

16.1***	Letter from Lake & Associates CPA’s LLC to the Securities and Exchange Commission dated August 12, 2013

*	Incorporated by reference from identically numbered exhibit filed with the Company’s Current Report on Form 8-K filed with the SEC on August 29, 2013.
**	Filed herewith
***	To be filed by amendment.
†	Management contract or compensatory plan or arrangement

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NEUROTROPE, INC.

FINANCIAL STATEMENTS

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

of Neurotrope Bioscience, Inc.

We have audited the accompanying balance sheet of Neurotrope Bioscience, Inc. (the “Company”), a development stage company, as of December 31, 2012 and the related statements of operations, changes in stockholders’ deficiency and cash flows for the period October 31, 2012 (inception) through December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012, and the results of its operations and its cash flows for the period October 31, 2012 (inception) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Friedman LLP

East Hanover, New Jersey

August 1, 2013

F-2

NEUROTROPE BIOSCIENCE, INC.

 (A Development Stage Company)

 BALANCE SHEET

December 31, 2012

ASSETS

CURRENT ASSETS
Cash	$-

TOTAL CURRENT ASSETS	-

TOTAL ASSETS	$-

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable - related party	$1,198,969
Accounts payable	$192,342
Accrued expenses - related party	41,667
Advances from related party	4,815

TOTAL CURRENT LIABILITIES	1,437,793

TOTAL LIABILITIES	1,437,793

SHAREHOLDERS' DEFICIT
Common stock - 45.000,000 shares authorized at
$0.01 par value; 19,000,000 shares issued and
outstanding	190,000
Deficit accumulated during the development stage	(1,627,793)

TOTAL SHAREHOLDERS' DEFICIT	(1,437,793)

TOTAL LIABILITIES AND SHAREHOLDERS'
DEFICIT	$-

See accompanying notes to financial statements.

F-3

NEUROTROPE BIOSCIENCE, INC.

 (A Development Stage Company)

 STATEMENT OF OPERATIONS

For the Period October 31, 2012 (Inception) Through December 31,  2012

EXPENSES
Research and development - related party	$983,491
General and administrative - related party	257,145
General and administrative	197,157

TOTAL EXPENSES	1,437,793

NET LOSS	$(1,437,793)

See accompanying notes to financial statements.

F-4

NEUROTROPE BIOSCIENCE, INC.

 (A Development Stage Company)

 STATEMENT OF DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE

For the Period October 31, 2012 (Inception) Through December 31,  2012

		Deficit
		Accumulated
		During the
	Common	Development
	Stock	Stage	Total

Balance, October 31, 2012	$-	$-	$-

Issuance of common stock	190,000	(190,000)	-

Net loss	-	(1,437,793)	(1,437,793)

Balance, December 31, 2012	$190,000	$(1,627,793)	$(1,437,793)

See accompanying notes to financial statements.

F-5

NEUROTROPE BIOSCIENCE, INC.

 (A Development Stage Company)

 STATEMENT OF CASH FLOWS

 For the Period October 31, 2012 (Inception) Through December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,437,793)
Adjustments to reconcile net loss to net
cash used by operating activities
Change in liabilities
Increase in accounts payable - related party	1,198,969
Increase in accounts payable	192,342
Increase in accrued expenses - related party	41,667
Total adjustments	1,432,978

Net Cash Used by Operating Activities	(4,815)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances from related party	4,815

Net Cash Provided by Financing Activities	4,815

NET INCREASE IN CASH	-

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$-

See accompanying notes to financial statements.

F-6

NEUROTROPE BIOSCIENCE, INC.

(A Development Stage Company)

Notes to Financial Statements

For the Period October 31, 2012 (Inception) Through December 31, 2012

Note 1 – Organization and Nature of Planned Business:

Neurotrope BioScience, Inc. (the “Company”) was incorporated in Delaware on October 31, 2012. The Company was formed to advance new diagnostic and therapeutic technologies in the field of neurodegenerative disease, primarily Alzheimer’s Disease. The Company plans to collaborate with Blanchette Rockefeller Neurosciences Institute (“BRNI”), a related party, in this process. The exclusive rights to the licensed technology transferred to the Company on February 28, 2013 (see note 4).

Note 2 - Summary of Significant Accounting Policies:

Development Stage:

The Company is considered to be a development stage company, as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 915-10, in that the Company is devoting substantially all of its efforts to establishing a new business where planned principal operations have commenced, but no revenues have been derived from these operations.

In addition, the Company’s licensed technology may not be ready for commercialization for several years, if at all. The Company expects to continue to incur losses at least until commercialization, because it anticipates that its expenditures on research and development and administrative activities will significantly exceed any potential revenues during the period. The Company cannot predict when, if ever, it will become profitable.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Research and Development Costs:

All research and development costs, including costs to maintain or expand the patent portfolio which do not meet the criteria for capitalization are expensed when incurred. FASB ASC Topic 730 requires companies involved in research and development activities to capitalize non-refundable advance payments for such services pursuant to contractual arrangements because the right to receive those services represents an economic benefit. Such capitalized advances will be expensed when the services occur and the economic benefit is realized. There were no capitalized research and development services at December 31, 2012.

F-7

NEUROTROPE BIOSCIENCE, INC.

(A Development Stage Company)

Notes to Financial Statements

For the Period October 31, 2012 (Inception) Through December 31, 2012

Income Taxes:

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due and deferred taxes. Deferred taxes are recognized for differences between the bases of assets and liabilities for financial statement and income tax purposes and the tax effects of net operating loss and other carry forwards. The deferred tax assets and liabilities represent the future tax consequences of those differences and carry forwards, which will either be taxable or deductible when the related assets, liabilities or carry forwards are recovered or settled. Deferred tax assets are reduced by a valuation allowance when, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Uncertain Tax Positions:

The Company applies the provisions of FASB ASC 740-10, Accounting for Uncertain Tax Positions, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The standard also provides guidance on de-recognition, classification, interest and penalties, and accounting in interim periods, disclosure and transitions.

The Company has concluded that there are no significant uncertain tax positions requiring recognition in the accompanying financial statements. The tax period that is subject to examination by major tax jurisdictions is from October 31, 2012 (inception) through December 31, 2012, for which the tax returns have not yet been filed.

In the event the Company was to receive an assessment for interest and/or penalties, it will be classified in the financial statements as selling, general and administrative expense when assessed.

Note 3 – Risks and Uncertainties:

The Company operates in an industry that is subject to rapid technological change, intense competition and significant government regulation. The Company’s operations are subject to significant risk and uncertainties including financial, operational, technological, regulatory and other risks including the potential for business failure.

Note 4 – Related Party Transactions:

The Company incurred consulting fees of $41,667 to its President during the period from October 31, 2012 through December 31, 2012 (see Note 6). This amount is included in accrued expenses – related party in the accompanying balance sheet. The Company’s President also paid personally certain expenses of the Company totaling $4,815 at December 31, 2012, which is reported as advances from related party.

One director of the Company is also a director of BRNI. A second director of the Company is both the president and a director of BRNI.

F-8

NEUROTROPE BIOSCIENCE, INC.

(A Development Stage Company)

Notes to Financial Statements

For the Period October 31, 2012 (Inception) Through December 31, 2012

Effective October 31, 2012, the Company executed a Technology License and Services Agreement with BRNI, a related party, and two entities affiliated with BRNI (the “Agreement”). Under the terms of the Agreement, BRNI provides research services and grants the Company the exclusive and nontransferable license right, effective upon the Company's completion of a Series A Preferred Stock financing generating net proceeds to the Company of at least $8,000,000, to utilize its patents and other intellectual property. The Agreement terminates on the latter of the date (i) the last of the licensed patent expires, is abandoned, or is declared unenforceable or invalid or (ii) the last of the intellectual property enters the public domain.

The research services provided under the Agreement commenced on April 2, 2012. The Agreement requires the Company to reimburse BRNI for services rendered (the “Services Reimbursement”) on a pro-rated, thirty month basis, with respect to the period of time elapsed from April 2, 2012 through the time the Company completes a Series A Preferred Stock financing of at least $8,000,000 in net proceeds. BRNI invoiced the Company $1,198,696 for these service reimbursements through December 31, 2012. This amount is included in accounts payable in the accompanying balance sheet and consisted primarily of reimbursements of BRNI's personnel costs, research facility supplies and expenses and legal fees incurred in conjunction with obtaining the licensed patents. On February 28, 2013, the Company completed a Series A Preferred Stock financing (see Note 6).

After the initial Series A Preferred Stock financing, the License Agreement requires the Company to enter into scope of work agreements with BRNI, the preferred service provider for any research and development services or other related scientific assistance and support services. The Company shall not engage any other person other than BRNI to perform research or development services or other related scientific assistance without prior written consent of BRNI.

In addition to the fees under the services reimbursement and scope of work agreements, the Agreement requires the Company to pay BRNI a “Fixed Research Fee”, commencing the earlier of (i) the date that the Company completes a Series B Preferred Stock financing resulting in net proceeds of at least $25,000,000 or (ii) twenty-four months following the conclusion of the Series A Preferred Stock financing. The fixed research fee is (i) a pro- rata amount of $1,000,000 in the year the Company completes such financing (ii) $1,000,000 per year for five calendar years subsequent to such financing (iii) an annual fixed research fee in an amount to be negotiated and agreed upon no later than 90 days prior to the end of the fifth calendar year following the completion of such financing to be paid with respect to each remaining calendar year during the term of the Agreement. The Company has not completed this financing at December 31, 2012 (see Note 6) and, accordingly, no such fee was due as of that date.

The Agreement also requires the payment of royalties ranging between 2% and 5% of the Company’s revenues generated from the licensed patents and other intellectual property, dependent upon the percentage ownership that Neurosciences Research Ventures, Inc. (NRVI) holds in the Company. Under the Agreement, the Company is required to prepay royalty fees at a rate of 5% of all investor funds raised in the Series A or Series B Preferred Stock financings or any subsequent rounds of financing prior to a public offering, less commissions. On March 25, 2013, the Company prepaid $409,549 in royalties under the Agreement.

F-9

NEUROTROPE BIOSCIENCE, INC.

(A Development Stage Company)

Notes to Financial Statements

For the Period October 31, 2012 (Inception) Through December 31, 2012

Note 5 – Income Taxes:

The Company incurred a net operating loss for income tax purposes of $1,437,793 for the period from October 31, 2012 (inception) through December 31, 2012. This amount is available for carry forward for use in offsetting taxable income of future years through 2032. The net operating loss carry forward resulted in a deferred tax asset of $540,134 at December 31, 2012, which is reduced to zero by an offsetting valuation allowance. As a result, there is no current provision for income taxes

Note 6 – Subsequent Events:

The Company’s management has evaluated the effects of events occurring between December 31, 2012 and August 1, 2013, the date these financial statements were available to be issued, and has determined that no events have occurred that would require adjustment to, or disclosure in, the accompanying financial statements, except as described below.

Common Stock:

On February 28, 2013, the Company amended and restated its Certificate of Incorporation to authorize 45,000,000 common shares at a par value of $0.01. On that date, the Company issued 19,000,000 common shares. This recapitalization has been presented retroactively in the accompanying financial statements.

Preferred Stock:

The February 28, 2013 Amended and Restated Certificate of Incorporation also authorized 15,000,000 shares of Series A preferred stock at $0.01 par value. Through a private placement, the Company issued 9,073,300 preferred shares at $1 per share on that date, resulting in gross proceeds of $9,073,000. In connection with the February 28, 2013 closing of the private placement, the Company was required to pay the placement agent, Allied Beacon Partners, Inc., a cash fee equal to the sum of (a) 10% of the proceeds received from purchasers sourced by Allied Beacon Partners, Inc. and (b) 5% of the proceeds received from purchasers sourced by the Company. No fee was payable on proceeds received from purchasers who were already stockholders of the Company. The total cash fee that the Company was required to pay in connection with this closing was $882,330. The Company was also obligated to issue to Allied Beacon Partners, Inc. warrants for the purchase of common stock and Series A preferred stock of the Company in connection with the closing. The aggregate number of shares subject to such warrants was the sum of (x) 10% of the number of shares purchased by purchasers sourced by Allied Beacon Partners, Inc. and (b) 5% of the number of shares purchased by purchasers sourced by the Company. No warrants were earned on proceeds received from purchasers who were already stockholders of the Company.

On May 17, 2013, the Company issued an additional 1,313,325 shares of Series A preferred stock at $1 per share, resulting in gross proceeds of $1,313,325, on which the Company was obligated to provide the placement agent with cash and warrant compensation under the same terms as applied with respect to the February 28, 2013 closing.

The total number of shares subject to warrants that the Company was required to issue in connection with the February and May 2013 closings was 988,663, consisting of 480,320 shares of common stock and 508,342 shares of Series A preferred stock. These warrants have a term of ten years. The strike price for the common stock warrants is $0.01 per share and the strike price for the Series A preferred stock warrants is $1.00 per share. The warrants have not yet been issued by the Company.

F-10

NEUROTROPE BIOSCIENCE, INC.

(A Development Stage Company)

Notes to Financial Statements

For the Period October 31, 2012 (Inception) Through December 31, 2012

The Series A preferred stock ranks senior with respect to liquidation preference and dividend rights to the common stock and any other class or series of stock that the Company may issue. The Series A preferred stock accrues a dividend at an annual rate of $0.08 per share. No dividends have been declared on the Series A preferred stock. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of our affairs or similar event, a holder of Series A preferred stock will be entitled to be paid, before any distribution or payment may be made to any holders of common stock or other class or series of stock, the liquidation amount (which shall equal $1.00 per share) and the amount of any accrued and unpaid dividends as of such distribution or payment date. Each share of Series A preferred stock is convertible into common stock at the option of the stockholder at a price of $1.00 per share, subject to adjustment. The Series A shares are subject to mandatory conversion upon the vote of holders of a majority of the outstanding shares of Series A preferred stock at any given time, or upon the closing of a sale of common stock to the public at a price of at least $5.00 per share (subject to adjustment in the case of certain events) in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, resulting in net proceeds to the Company of at least $30,000,000. The holders of Series A preferred stock are entitled to a class vote on certain Company actions, have the right to elect one of five members of the Company board of directors and have a right of first offer to purchase their pro rata share of equity securities issued by the Company in the future, in addition to certain additional rights and privileges as set forth in the Amended and Restated Certificate of Incorporation and in certain agreements between the Company and the holders thereof.

Contractual Commitments:

From October 31, 2012 through February 28, 2013, the Company compensated its President under an independent contractor agreement at the rate of $20,833 per month (see Note 3). On February 25, 2013, the Company executed a four-year employment agreement, effective March 1, 2013, with its President. This agreement provides for an annual salary of $250,000 and annual bonus of $50,000, which shall increase to an annual salary of $300,000 and an annual bonus of $100,000 effective as of the later of (a) February 28, 2015 and (b) the closing of the B Round Financing (as defined in “Preferred Stock” above).

Effective February 28, 2013, the Company executed an agreement with a consultant for consulting services, including business development and marketing consulting, for a five-year period, subject to annual renewals thereafter. The consultant’s annual fee is $50,000, payable in monthly installments of $4,167, plus pre-approved travel and other reimbursable expenses. The consultant is also entitled to an option, with a term of ten years, to purchase 300,000 shares of common stock of the Company at an exercise price of $1.00 per share. The option shall be deemed to have vested with respect to 20% of the shares as of February 28, 2013, and the balance shall vest on a daily basis over the four-year period beginning on February 28, 2013. The Company has not yet issued this option to the consultant. An entity related to the consultant purchased one million shares of Series A preferred stock on the effective date of this agreement.

F-11

NEUROTROPE BIOSCIENCE, INC.

(A Development Stage Company)

Notes to Financial Statements

For the Period October 31, 2012 (Inception) Through December 31, 2012

Effective April 10, 2013, the Company executed an agreement with Aptiv Solutions, Inc. for consulting services on the strategy and development of medical device products. Aptiv Solutions, Inc.'s fee is based on hourly rates ranging between $350 and $400, with the total fee not to exceed $60,000.

Effective April 15, 2013, the Company executed an agreement with Weisberg Consulting LLC for consulting services, including assistance in locating appropriate business opportunities with corporate partners related to the licensing of the Company's products and/or technologies to these partners and the consummation of agreements to form strategic alliances with these entities. The initial term of this agreement is for three months at a fee of $12,000 per month plus reimbursable expenses and is subject to renewal on a monthly basis at a fee of $14,000 per month. In addition, the agreement provides for a bonus of $25,000 to be paid upon its execution.

Effective April 17, 2013, the Company executed an agreement with Dominick & Dominick LLC for consulting services related to the structuring of a potential reverse merger with a publicly-held shell company. The fees under this agreement consist of $25,000 payable upon the execution of a merger term sheet and $50,000 payable upon the commencement of due diligence activities related to the merger.

Effective June 2, 2013, the Company executed a consulting agreement with Medical Cash Management Solutions, LLC for services as the Company's chief financial officer on an independent contractor basis through November 30, 2013 at a fee of $20,000 per month plus reimbursable expenses. This agreement is subject to renewal terms as agreed to by the parties.

F-12

NEUROTROPE BIOSCIENCE, INC.

 (A Development Stage Company)

 BALANCE SHEETS (UNAUDITED)

ASSETS

	June 30, 2013	December 31 ,2012
CURRENT ASSETS
Cash	$7,661,891	$-
Prepaid expenses	26,500	-

TOTAL CURRENT ASSETS	7,688,391	-

TOTAL ASSETS	$7,688,391	$-

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses - related party	$987,191	$1,240,636
Accounts payable	89,964	192,342
Advances from related party	1,612	4,815

TOTAL CURRENT LIABILITIES	1,078,767	1,437,793

Commitments and contingencies

Convertible redeemable preferred stock, Series A, $.01 par value, 15,000,000 shares authorized; 10,386,625 shares issued and outstanding	9,372,962	-

SHAREHOLDERS' DEFICIT
Common stock - 45,000,000 shares authorized at $0.01 par value; 19,000,000 shares issued and outstanding	190,000	190,000
Deficit accumulated during the development stage	(2,953,338)	(1,627,793)

TOTAL SHAREHOLDERS' DEFICIT	(2,763,338)	(1,437,793)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$7,688,391	$-

See accompanying notes to financial statements.

F-13

NEUROTROPE BIOSCIENCE, INC.

 (A Development Stage Company)

 STATEMENTS OF OPERATIONS (UNAUDITED)

		Period from
		October 31,
	Six Months	2012
	ended	(inception) to
	June 30, 2013	June 30, 2013

OPERATING EXPENSES:
Research and development - related party	$318,894	$1,302,385
General and administrative - related party	660,327	917,472
General and administrative	346,324	543,481

TOTAL OPERATING EXPENSES	1,325,545	2,763,338

NET LOSS	$(1,325,545)	$(2,763,338)

See accompanying notes to financial statements.

F-14

NEUROTROPE BIOSCIENCE, INC.

 (A Development Stage Company)

 STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIT (UNAUDITED)

			Deficit
			Accumulated
		Additional	During the
	Common	Paid-In	Development
	Stock	Capital	Stage	Total

Balance, October 31, 2012	$-	$-	$-	$-

Issuance of common stock	$190,000	$-	$(190,000)	$-

Net loss			$(1,437,793)	$(1,437,793)

Balance, December 31, 2012	$190,000	$-	$(1,627,793)	$(1,437,793)

Net loss	-	-	(1,325,545)	(1,325,545)

Balance, June 30, 2013	$190,000	$-	$(2,953,338)	$(2,763,338)

See accompanying notes to financial statements.

F-15

NEUROTROPE BIOSCIENCE, INC.

 (A Development Stage Company)

 STATEMENTS OF CASH FLOWS (UNAUDITED)

		Period from
		October 31,
	Six Months	2012
	ended	(inception) to
	June 30, 2013	June 30, 2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,325,545)	$(2,763,338)
Adjustments to reconcile net loss to net
cash used by operating activities
Change in assets and liabilties
Increase in prepaid expenses	(26,500)	(26,500)
Decrease (increase) in accounts payable
and accrued expenses - related party	(253,445)	987,191
Decrease (increase) in accounts payable	(102,378)	89,964
Total adjustments	(382,323)	1,050,655

Net Cash Used by Operating Activities	(1,707,868)	(1,712,683)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of preferred stock	9,372,962	9,372,972
Repayment of (borrowing) advances from related party	(3,203)	1,612

Net Cash Provided by Financing Activities	9,369,769	9,374,584

NET INCREASE IN CASH	7,661,891	7,661,901

CASH AT BEGINNING OF PERIOD	-	-

CASH AT END OF PERIOD	$7,661,891	$7,661,901

See accompanying notes to financial statements.

F-16

NEUROTROPE BIOSCIENCE, INC.

(A Development Stage Company)

Notes to Financial Statements

Six Months Ended June 30, 2013 and the Period

from October 31, 2012 (Inception) through June 30, 2013

Note 1 – Organization and Nature of Planned Business:

Neurotrope BioScience, Inc. (the “Company”) was incorporated in Delaware on October 31, 2012. The Company was formed to advance new diagnostic and therapeutic technologies in the field of neurodegenerative disease, primarily Alzheimer’s Disease. The Company plans to collaborate with Blanchette Rockefeller Neurosciences Institute (“BRNI”), a related party, in this process. The exclusive rights to the licensed technology transferred to the Company on February 28, 2013 (see Note 3).

Note 2 – Basis of Presentation

The accompanying unaudited condensed financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America for the interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Results for the six month period ended June 30, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013.

Note 3 – Contractual Commitments:

From January 1, 2013 through February 28, 2013, the Company compensated its President under an independent contractor agreement at the rate of $20,833 per month (see Note 5). On February 25, 2013, the Company executed a four-year employment agreement, effective March 1, 2013, with its President. This agreement provides for an annual salary of $250,000 and annual bonus of $50,000, which shall increase to an annual salary of $300,000 and an annual bonus of $100,000 effective as of the later of (a) February 28, 2015 and (b) the closing of the B Round Financing (as defined in “Preferred Stock” below).

Effective February 28, 2013, the Company executed an agreement with a consultant for consulting services, including business development and marketing consulting, for a five-year period, subject to annual renewals thereafter. The consultant’s annual fee is $50,000, payable in monthly installments of $4,167, plus pre-approved travel and other reimbursable expenses. The consultant is also entitled to an option, with a term of ten years, to purchase 300,000 shares of common stock of the Company at an exercise price of $1.00 per share. The option shall be deemed to have vested with respect to 20% of the shares as of February 28, 2013, and the balance shall vest on a daily basis over the four-year period beginning on February 28, 2013. The Company has not yet issued this option to the consultant. An entity related to the consultant purchased one million shares of Series A preferred stock on the effective date of this agreement.

Effective April 10, 2013, the Company executed an agreement with Aptiv Solutions, Inc. for consulting services on the strategy and development of medical device products. Aptiv Solutions, Inc.'s fee is based on hourly rates ranging between $350 and $400, with the total fee not to exceed $60,000.

Effective April 15, 2013, the Company executed an agreement with Weisberg Consulting LLC for consulting services, including assistance in locating appropriate business opportunities with corporate partners related to the licensing of the Company's products and/or technologies to these partners and the consummation of agreements to form strategic alliances with these entities. The initial term of this agreement is for three months at a fee of $12,000 per month plus reimbursable expenses and is subject to renewal on a monthly basis at a fee of $14,000 per month. In addition, the agreement provides for a bonus of $25,000 to be paid upon the execution of a transaction. The agreement term ended on July 15, 2013 and has been renewed on a month-to month-basis.

F-17

NEUROTROPE BIOSCIENCE, INC.

(A Development Stage Company)

Notes to Financial Statements

Six Months Ended June 30, 2013 and the Period

from October 31, 2012 (Inception) through June 30, 2013

Effective April 17, 2013, the Company executed an agreement with Dominick & Dominick LLC for consulting services related to the structuring of a potential reverse merger with a publicly-held shell company. The fees under this agreement consist of $25,000 payable upon the execution of a merger term sheet and $50,000 payable upon the commencement of due diligence activities related to the merger. Through June 30, 2013, the Company has recognized $75,000 of expenses relating to this agreement in general and administrative expenses on the statement of operations.

Effective June 2, 2013, the Company executed a consulting agreement with Medical Cash Management Solutions, LLC for services as the Company's chief financial officer on an independent contractor basis through November 30, 2013 at a fee of $20,000 per month plus reimbursable expenses. This agreement is subject to renewal terms as agreed to by the parties.

Note 4 - Summary of Significant Accounting Policies:

Development Stage:

The Company is considered to be a development stage company, as defined by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 915-10, in that the Company is devoting substantially all of its efforts to establishing a new business where planned principal operations have commenced, but no revenues have been derived from these operations.

In addition, the Company’s licensed technology may not be ready for commercialization for several years, if at all. The Company expects to continue to incur losses at least until commercialization, because it anticipates that its expenditures on research and development and administrative activities will significantly exceed any potential revenues during the period. The Company cannot predict when, if ever, it will become profitable.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F-18

NEUROTROPE BIOSCIENCE, INC.

(A Development Stage Company)

Notes to Financial Statements

Six Months Ended June 30, 2013 and the Period

from October 31, 2012 (Inception) through June 30, 2013

Cash and Cash Equivalents:

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less when purchased to be cash equivalents.  At times, the Company’s cash balances may exceed the current insured amounts under the Federal Deposit Insurance Corporation.

Research and Development Costs:

All research and development costs, including costs to maintain or expand the patent portfolio which do not meet the criteria for capitalization are expensed when incurred. FASB ASC Topic 730 requires companies involved in research and development activities to capitalize non-refundable advance payments for such services pursuant to contractual arrangements because the right to receive those services represents an economic benefit. Such capitalized advances will be expensed when the services occur and the economic benefit is realized. There were no capitalized research and development services at June 30, 2013 and December 31, 2012.

Income Taxes:

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due and deferred taxes. Deferred taxes are recognized for differences between the bases of assets and liabilities for financial statement and income tax purposes and the tax effects of net operating loss and other carry forwards. The deferred tax assets and liabilities represent the future tax consequences of those differences and carry forwards, which will either be taxable or deductible when the related assets, liabilities or carry forwards are recovered or settled. Deferred tax assets are reduced by a valuation allowance when, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Uncertain Tax Positions:

The Company applies the provisions of FASB ASC 740-10, Accounting for Uncertain Tax Positions, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The standard also provides guidance on de-recognition, classification, interest and penalties, and accounting in interim periods, disclosure and transitions.

The Company has concluded that there are no significant uncertain tax positions requiring recognition in the accompanying financial statements. The tax period that is subject to examination by major tax jurisdictions is from October 31, 2012 (inception) through December 31, 2012, for which the tax returns have not yet been filed.

In the event the Company was to receive an assessment for interest and/or penalties, it will be classified in the financial statements as selling, general and administrative expense when assessed.

F-19

NEUROTROPE BIOSCIENCE, INC.

(A Development Stage Company)

Notes to Financial Statements

Six Months Ended June 30, 2013 and the Period

from October 31, 2012 (Inception) through June 30, 2013

Risks and Uncertainties:

The Company operates in an industry that is subject to rapid technological change, intense competition and significant government regulation. The Company’s operations are subject to significant risk and uncertainties including financial, operational, technological, regulatory and other risks including the potential for business failure.

Note 5 – Related Party Transactions:

The Company incurred consulting fees of $41,667 to its President during the period from January 1, 2013 to February 28, 2013 (see Note 3).

One director of the Company is also a director of BRNI. A second director of the Company is both the president and a director of BRNI.

Effective October 31, 2012, the Company executed a Technology License and Services Agreement with BRNI, a related party, and two entities affiliated with BRNI (the “Agreement”). Under the terms of the Agreement, BRNI provides research services and grants the Company the exclusive and nontransferable license right to certain patent and intellectual property which became effective upon the Company's completion of a Series A Preferred Stock financing generating net proceeds to the Company of at least $8,000,000 on February 28, 2013. The Agreement terminates on the latter of the date (i) the last of the licensed patent expires, is abandoned, or is declared unenforceable or invalid or (ii) the last of the intellectual property enters the public domain.

The research services provided under the Agreement commenced on April 2, 2012. The Agreement requires the Company to reimburse BRNI for services rendered (the “Services Reimbursement”) on a pro-rated, thirty month basis, with respect to the period of time elapsed from April 2, 2012 through the date of the Series A Preferred Stock financing on February 28, 2013. BRNI invoiced the Company $1,198,696 for service reimbursements through December 31, 2012 and an additional $266,666 from January 1, 2013 to February 28, 2013. $954,660 is included in accounts payable – related party in the accompanying balance sheet and consisted primarily of reimbursements of BRNI's personnel costs, research facility supplies and expenses and legal fees incurred in conjunction with obtaining the licensed patents.

After the initial Series A Preferred Stock financing, the License Agreement requires the Company to enter into scope of work agreements with BRNI, the preferred service provider for any research and development services or other related scientific assistance and support services. The Company shall not engage any other person other than BRNI to perform research or development services or other related scientific assistance without prior written consent of BRNI.

In addition to the fees under the services reimbursement and scope of work agreements, the Agreement requires the Company to pay BRNI a “Fixed Research Fee”, commencing the earlier of (i) the date that the Company completes a Series B Preferred Stock financing resulting in net proceeds of at least $25,000,000 or (ii) twenty-four months following the conclusion of the Series A Preferred Stock financing. The fixed research fee is (i) a pro rata amount of $1,000,000 in the year the Company completes such financing (ii) $1,000,000 per year for five calendar years subsequent to such financing (iii) an annual fixed research fee in an amount to be negotiated and agreed upon no later than 90 days prior to the end of the fifth calendar year following the completion of such financing to be paid with respect to each remaining calendar year during the term of the Agreement. The Company has not completed this financing at June 30, 2013 (see Note 8) and, accordingly, no such fee was due as of that date.

F-20

NEUROTROPE BIOSCIENCE, INC.

(A Development Stage Company)

Notes to Financial Statements

Six Months Ended June 30, 2013 and the Period

from October 31, 2012 (Inception) through June 30, 2013

The Agreement also requires the payment of royalties ranging between 2% and 5% of the Company’s revenues generated from the licensed patents and other intellectual property, dependent upon the percentage ownership that Neurosciences Research Ventures, Inc. (NRVI) holds in the Company. Under the Agreement, the Company is required to prepay royalty fees at a rate of 5% of all investor funds raised in the Series A or Series B Preferred Stock financings or any subsequent rounds of financing prior to a public offering, less commissions. On March 25, 2013, the Company prepaid $409,549 in royalties under the Agreement and paid the remainder due of $60,319 in July 2013 relating to the May 7, 2013 Series A preferred stock financing.

Note 6 – Income Taxes:

The Company incurred a net operating loss for income tax purposes of $2,763,348 for the period from October 31, 2012 (inception) through June 30, 2013. This amount is available for carry forward for use in offsetting taxable income of future years through 2032. The net operating loss carry forward resulted in a deferred tax asset of $829,004 at June 30, 2013, which is reduced to zero by an offsetting valuation allowance. As a result, there is no provision for income taxes.

Note 7 – Common Stock:

On February 28, 2013, the Company amended and restated its Certificate of Incorporation to authorize 45,000,000 common shares at a par value of $0.01. On that date, the Company issued 19,000,000 common shares. This recapitalization has been presented retroactively in the accompanying financial statements.

Note 8 – Preferred Stock:

The February 28, 2013 Amended and Restated Certificate of Incorporation (Note 7 above) also authorized 15,000,000 shares of Series A preferred stock at $0.01 par value. Through a private placement, the Company issued 9,073,300 preferred shares at $1 per share on that date, resulting in gross proceeds of $9,073,300. In connection with the February 28, 2013 closing of the private placement, the Company was required to pay the placement agent, Allied Beacon Partners, Inc., a cash fee equal to the sum of (a) 10% of the proceeds received from purchasers sourced by Allied Beacon Partners, Inc. and (b) 5% of the proceeds received from purchasers sourced by the Company. No fee was payable on proceeds received from purchasers who were already stockholders of the Company. The total cash fee that the Company was required to pay in connection with this closing was $882,330. The Company was also obligated to issue to Allied Beacon Partners, Inc. warrants for the purchase of common stock and Series A preferred stock of the Company in connection with the closing. The aggregate number of shares subject to such warrants was the sum of (x) 10% of the number of shares purchased by purchasers sourced by Allied Beacon Partners, Inc. and (b) 5% of the number of shares purchased by purchasers sourced by the Company. No warrants were earned on proceeds received from purchasers who were already stockholders of the Company.

F-21

NEUROTROPE BIOSCIENCE, INC.

(A Development Stage Company)

Notes to Financial Statements

Six Months Ended June 30, 2013 and the Period

from October 31, 2012 (Inception) through June 30, 2013

On May 17, 2013, the Company issued an additional 1,313,325 shares of Series A preferred stock at $1 per share, resulting in gross proceeds of $1,313,325, on which the Company was obligated to provide the placement agent with cash and warrant compensation under the same terms as applied with respect to the February 28, 2013 closing.

The total number of shares subject to warrants that the Company was required to issue in connection with the February and May 2013 closings was 988,663, consisting of 480,320 shares of common stock and 508,343 shares of Series A preferred stock. These warrants have a term of ten years. The strike price for the common stock warrants is $0.01 per share and the strike price for the Series A preferred stock warrants is $1.00 per share. The warrants have not yet been issued by the Company.

The Series A preferred stock ranks senior with respect to liquidation preference and dividend rights to the common stock and any other class or series of stock that the Company may issue. The Series A preferred stock accrues a dividend at an annual rate of $0.08 per share, when and if declared by the Board of Directors of the Company. No dividends have been declared on the Series A preferred stock. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of our affairs or similar event, a holder of Series A preferred stock will be entitled to be paid, before any distribution or payment may be made to any holders of common stock or other class or series of stock, the liquidation amount (which shall equal $1.00 per share) and the amount of any accrued and unpaid dividends as of such distribution or payment date. Each share of Series A preferred stock is convertible into common stock at the option of the stockholder at a price of $1.00 per share, subject to adjustment. The Series A shares are subject to mandatory conversion upon the vote of holders of a majority of the outstanding shares of Series A preferred stock at any given time, or upon the closing of a sale of common stock to the public at a price of at least $5.00 per share (subject to adjustment in the case of certain events) in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, resulting in net proceeds to the Company of at least $30,000,000.The holders of Series A preferred stock are entitled to a class vote on certain Company actions, have the right to elect one of five members of the Company board of directors and have a right of first offer to purchase their pro rata share of equity securities issued by the Company in the future, in addition to certain additional rights and privileges as set forth in the Amended and Restated Certificate of Incorporation and in certain agreements between the Company and the holders thereof.

Subsequent to the end of the period, the Company expanded the Series A preferred stock financing through the issuance of an additional 11,533,375 shares. This additional financing was in conjunction with the Company’s reverse merger with a publicly reporting shell company (see Note 10 below).

F-22

NEUROTROPE BIOSCIENCE, INC.

(A Development Stage Company)

Notes to Financial Statements

Six Months Ended June 30, 2013 and the Period

from October 31, 2012 (Inception) through June 30, 2013

Note 9 – Warrants:

During the six months ended June 30, 2013, in conjunction with the Series A preferred stock financing (see Note 8), the Company became obligated to issue warrants for 988,663 underlying shares, consisting of warrants for 480,320 underlying shares of common stock and warrants for 508,343 underlying shares of Series A preferred stock to the placement agents. Both warrants have a term of ten years. The strike price for the common stock warrants is $0.01 per share and the strike price for the Series A preferred stock warrants is $1.00 per share. The warrants have not yet been issued by the Company. The Company has reserved 480,320 shares of common stock for the exercise of outstanding warrants on common stock and reserved 508,343 shares of Series A preferred stock for the exercise of outstanding warrants on the Series A preferred stock.

The warrants were valued using the Black-Scholes option pricing model.  The following weighted average assumptions were used for warrants issued during the six months ended June 30, 2013; risk free interest rates of 2.57%; expected dividend yield of 0%; expected term of 10 years and expected volatility of 106.0%.  The weighted average remaining life of the warrants at June 30, 2013 was assumed to be 10 years. The total calculated fair value of the warrants as of June 30, 2013 is $896,921

Note 10 – Subsequent Events:

The Company’s management has evaluated the effects of events occurring between June 30, 2013 and August 28, 2013, the date these financial statements were available to be issued, and has determined that no events have occurred that would require adjustment to, or disclosure in, the accompanying financial statements, except as described below.

On August 21, 2013, the Company amended its articles of incorporation to increase its authorized shares of common stock from 45,000,000 shares to 57,000,000 shares, and to increase its authorized shares of preferred stock from 15,000,000 shares to 27,000,000 shares.  As a result, the Company had a sufficient number of preferred shares to close the August 23, 2013, private placement.

On August 23, 2013, a wholly owned subsidiary of Neurotrope, Inc. (formerly BlueFlash Communications, Inc.) (“Parent”), Neurotrope Acquisition, Inc., a corporation formed in the State of Nevada on August 15, 2013 (“Acquisition Sub”) merged (the “Merger”) with and into the Company. The Company was the surviving corporation in the Merger and became a wholly owned subsidiary of Parent. All of the outstanding Company common stock was converted into shares of Parent common stock on a one-for-one basis.

As a result of the Merger, Parent discontinued its pre-Merger business and acquired the business of the Company, and will continue the existing business operations of the Company as a publicly-traded company under the name Neurotrope, Inc.

Also, on August 23 2013, the Company closed a private placement of 11,533,375 shares of its Series A preferred stock, for a purchase price of $1.00 per share, for aggregate gross proceeds of $11,533,375 (before deducting placement agent fees and expenses of the offering). All of the outstanding Company Series A preferred stock was converted into shares of Parent Series A convertible preferred stock (the “Series A Preferred Stock”) on a one-for-one basis in the Merger.

F-23

NEUROTROPE BIOSCIENCE, INC.

(A Development Stage Company)

Notes to Financial Statements

Six Months Ended June 30, 2013 and the Period

from October 31, 2012 (Inception) through June 30, 2013

The Company agreed to pay the placement agent in the offering a cash commission of 10% of the gross funds raised from investors in the private placement offering (“PPO”). In addition, the placement agent received (a) for the first $12,000,000 of gross PPO proceeds, (i) warrants exercisable for a period of ten (10) years to purchase a number of shares of Common Stock equal to 7.5% of the number of shares of Series A preferred stock sold to investors introduced by it, with a per share exercise price of $0.01, and (ii) warrants exercisable for a period of ten (10) years to purchase a number of shares of Series A preferred stock equal to 2.5% of the number of shares of Series A preferred stock sold to investors introduced by it, with a per share exercise price of $1.00; and (b) on gross PPO proceeds in excess of $12,000,000, warrants exercisable for a period of ten (10) years to purchase a number of shares of Series A preferred stock equal to 10% of the number of shares of Series A preferred stock sold to investors introduced by it, with an exercise price of $1.00 per share (collectively, the “Agent Warrants”). As a result of the foregoing, the placement agent was paid an aggregate commission of $1,128,338 and was issued Agent Warrants to purchase 419,680 shares of the Company’s common stock and Agent Warrants to purchase 708,657 shares of the Company’s Series A preferred stock.

Before the Merger, Parent’s Board of Directors adopted, and our stockholders approved, our 2013 Equity Incentive Plan (the “2013 Plan”), which provides for the issuance of incentive awards of up to 7,000,000 shares of the Company’s common stock to officers, key employees, consultants and directors. Options to purchase an aggregate of 5,154,404 shares of our Common Stock have been issued under the 2013 Plan on August 23, 2013, as follows: An option to purchase 300,000 shares of Common Stock was issued to a consultant with a term of ten years, at an exercise price of $1.00 per share. The option vested with respect to 20% of the shares as of February 28, 2013, and the balance is vesting on a daily basis over the four-year period beginning on February 28, 2013. Options to purchase 3,554,404 shares of Common Stock were issued to founding stockholders of Neurotrope BioScience with a term of ten years, at an exercise price of $1.75 per share. These options are fully vested. Options to purchase 1,300,000 shares of Common Stock were issued to directors and observers (or their affiliates) and a consultant with a term of ten years, at an exercise price of $1.00 per share. These options vest on a daily basis over five years from August 23, 2013.

Effective August 28, 2013, the Company signed a statement of work (“SOW”) with BRNI pursuant to its licensing agreement (see Note 5 – “Related Party Transactions”), whereby the Company has contracted for the further development of its AD diagnostic product. Pursuant to the SOW, the Company is obligated to pay BRNI a total of $1,645,470 in 12 equal monthly installments of $137,123, payable on the first business day of each month. These payments are for operating expenses associated with BRNI’s diagnostic laboratories. Operating expenses that are incurred in excess of this total amount are the responsibility of BRNI unless prior approval is obtained from the Company. The SOW may be extended if BRNI provides the Company with two months advanced notice that the SOW objectives are not met within the initial 12 month period. The Company will agree to continue funding the SOW at the same monthly rate for a period not to exceed an additional six (6) months to conclude the first anticipated clinical trial for the AD diagnostic product. In addition, the Company has agreed to pay an estimated $877,300 in external costs to complete the first clinical trial. If the results of the first clinical trial are accurate to pre-described tolerances, the Company has agreed to consider paying BRNI additional funds to further related research and development activities.

F-24

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Neurotrope, Inc. (f.k.a. BlueFlash Communications, Inc.)

 and

 Neurotrope BioScience, Inc.

 (A Development Stage Company)

 Proforma Condensed Combined Balance Sheets

 As of June 30, 2013 (Note 1)

 (Unaudited)

	Neurotrope BioScience, Inc. at June 30, 2013	Notes	Neurotrope, Inc. at April 30, 2013	Adjustments	Notes	Pro Forma
ASSETS:
Cash	$7,661,891		$1,099	$10,405,038	(4)
				(1,099)	(2)	$18,066,929

Prepaid expenses	26,500					26,500
TOTAL CURRENT ASSETS	7,688,391		1,099	10,403,939		18,093,429
TOTAL ASSETS	$7,688,391		$1,099	$10,403,939		$18,093,429
LIABILITIES AND STOCKHOLDERS DEFICIT:
CURRENT LIABILITIES:
Accounts payable and accrued expenses - related party	$987,191		$-	$-		$987,191
Accounts payable and accrued expenses	89,964		980	(980)	(2)	89,964
Advances from related party	1,612					1,612
Note payable	-		12,265	(12,265)	(2)	-
TOTAL CURRENT LIABILITIES	1,078,767		13,245	(13,245)		1,078,767
Convertible redeemable preferred stock	9,372,962		-	10,405,038	(4)	19,778,000
SHAREHOLDERS' DEFICIT
Common stock	190,000		1,020	(188,100)	(3)
				(751)	(2)	$2,169
Additional paid-in-capital	-		19,980	(19,980)	(2)
Deficit accumulated during the development stage	(2,953,338)		(33,146)	33,146	(2)
				188,100	(3)
				(269)	(2)	(2,765,507)
TOTAL SHAREHOLDERS' DEFICIT	(2,763,338)		(12,146)	12,146		(2,763,338)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$7,688,391		$1,099	$10,403,939		$18,093,429

F-25

Neurotrope, Inc. (f.k.a. BlueFlash Communications, Inc.)

 and

 Neurotrope BioScience, Inc.

 (A Development Stage Company)

 Proforma Condensed Combined Statements of Operations

 For the Six Months Ended June 30, 2013 (Note 1)

 (Unaudited)

	Neurotrope BioScience, Inc. Six Months Ended June 30, 2013	Notes	Neurotrope,Inc. Three Months Ended April 30, 2013	Adjustments	Notes	Pro Forma
OPERATING EXPENSES:
Research and development - related party	$318,894		$-			$318,894
General and administrative - related party	660,327		-			660,327
General and administrative	346,324		5,875	(5,875)	(2)	346,324
TOTAL OPERATING EXPENSES	1,325,545		5,875	(5,875)		1,325,545
Other income (expense) - Interest expense	-		(112)	112	(2)	-
NET LOSS	$(1,325,545)		$(5,987)	$5,987		$(1,325,545)
PER SHARE INFORMATION - BASIC AND FULLY DILUTED (Note 5):
Weighted average shares outstanding						21,700,000
Net loss per share, basic and fully diluted						$(0.06)

F-26

Neurotrope, Inc. (f.k.a. BlueFlash Communications, Inc.)

 and

 Neurotrope BioScience, Inc.

 (A Development Stage Company)

 Proforma Condensed Combined Statements of Operations

 For the period October 31, 2012 (Inception) to December 31, 2012

 (Unaudited)

	Neurotrope BioScience, Inc. period October 31, 2012 (Inception) to December 31, 2012	Notes	Neurotrope, Inc. Year Ended January 31, 2013	Adjustments	Notes	Pro Forma

OPERATING EXPENSES:
Research and development - related party	$983,491		$-			$983,491
General and administrative - related party	257,145		-			257,145
General and administrative	197,157		11,786	(11,786)	(2)	197,157
TOTAL OPERATING EXPENSES	1,437,793		11,786	(11,786)		1,437,793
Other income (expense) - Interest expense	-		(118)	118	(2)	-
NET LOSS	$(1,437,793)		$(11,904)	$11,904		$(1,437,793)
PER SHARE INFORMATION - BASIC AND FULLY DILUTED (Note 5):
Weighted average shares outstanding						21,700,000
Net loss per share, basic and fully diluted						$(0.07)

F-27

Neurotrope, Inc. (f.k.a. BlueFlash Communications, Inc.)

and

Neurotrope BioScience, Inc.

(A Development Stage Company)

Notes to Proforma Condensed Combined Financial Statements

(Unaudited)

Note 1. Financial Periods for Financial Statements

Neurotrope, Inc. (f.k.a. BlueFlash Communications, Inc.), a Nevada corporation (“Parent”) had a fiscal year ending January 31 during the periods presented. The most recent financial information available for Parent is for the three months ended April 30, 2013. There has been minimal operating activity in Parent after April 30, 2013. As a result, the information presented for Parent as of April 30, 2013 is deemed to be current for these proforma condensed combined financial statements. As of August 9, 2013, Parent changed its fiscal year to a calendar year basis. Neurotrope BioScience, Inc., a Delaware corporation (the “Company”) reports on a calendar year basis and is utilizing financial statements as of June 30, 2013 for these proforma condensed combined financial statements. As of August 9, 2013, Parent redomiciled from Florida to Nevada and changed its name to Neurotrope, Inc.

Note 2. Reincorporation; Reverse Merger Transaction

On August 9, 2013, Parent reincorporated in the State of Nevada by merging into a newly-formed special-purpose subsidiary, Neurotrope, Inc., which was the surviving corporation in the merger. As a result of this reincorporation merger, (i) Parent changed its name to Neurotrope, Inc., (ii) it changed its jurisdiction of incorporation from Florida to Nevada, (iii) it increased its authorized capital stock from 300,000,000 shares of common stock, par value $0.0001, to 300,000,000 shares of common stock, par value $0.0001, and 50,000,000 shares of “blank check” preferred stock, par value $0.0001, (iv) each share of BlueFlash Communications, Inc., common stock outstanding at the time of the reincorporation merger was automatically converted into 2.242 shares of Neurotrope, Inc., common stock, with the result that the 10,200,000 shares of common stock outstanding immediately prior to the reincorporation merger was converted into 22,868,400 shares of common stock outstanding immediately thereafter. All share and per share numbers in this Report relating to the common stock of Neurotrope, Inc., prior to this reincorporation merger have been adjusted to give effect to this conversion, unless otherwise stated.

On August 23, 2013, a wholly owned subsidiary of Parent, Neurotrope Acquisition, Inc., a corporation formed in the State of Delaware on August 15, 2013 (“Acquisition Sub”) merged (the “Merger”) with and into the Company. Neurotrope BioScience, Inc. was the surviving corporation in the Merger and became a wholly owned subsidiary of Parent. All of the outstanding Company common stock and Series A convertible preferred stock (see Note 4) was converted into shares of Parent common stock or Series A convertible preferred stock, resoectively, on a one-for-one basis. As a result of the Merger, Parent discontinued its pre-Merger business and acquired the business of the Company, and will continue the existing business operations of the Company as a publicly-traded company.

For financial reporting purposes, the transaction will be accounted for as a “reverse merger” rather than a business combination, because the sellers of the Company effectively control the combined companies immediately following the transaction. As such, the Company is deemed to be the accounting acquirer in the transaction and, consequently, the transaction is being treated as a reverse acquisition by the Company.  Accordingly, the assets and liabilities and the historical operations that will be reflected in Parent’s ongoing financial statements will be those of the Company and will be recorded at the historical cost basis of the Company.  All of Parent’s assets and liabilities were split off (See paragraph below) as part of the transaction and results of operations will be those of the Company after consummation of the transaction.  Parent’s historic capital accounts and retained earnings will be retroactively adjusted to reflect the equivalent number of shares issued by it in the transaction while the Company’s historical retained earnings will be carried forward. The historical financial statements of Parent before the transaction will be replaced with the historical financial statements of the Company before the transaction in all future filings with the Securities and Exchange Commission, or SEC. The Merger is intended to be treated as a tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

F-28

In connection with the Merger, Parent transferred all of its pre-Merger operating assets and liabilities to its wholly-owned special-purpose subsidiary, Blue Flash Communications, Inc., a Nevada corporation (“Split-Off Subsidiary”), formed on August 15, 2013. Thereafter, pursuant to the Split-Off Agreement, the Company transferred all of the outstanding shares of capital stock of Split-Off Subsidiary to Marisa Watson, the pre-Merger majority stockholder of the Company, and the former sole officer and director of the Company (the “Split-Off”), in consideration of and in exchange for: (i) the surrender and cancellation of an aggregate of 20,178,000 shares of our Common Stock, after giving effect to the stock split, held by Ms. Watson (which were cancelled and will resume the status of authorized but unissued shares of our Common Stock), and; (ii) certain representations, covenants and indemnities.

The Split-Off Agreement resulted in the reduction of all assets, liabilities and retained earnings of Parent in the proforma financial statements and an adjustment to the Company’s common stock value of $751 to give effect to the 20,178,000 shares canceled as outlined in note 2 on the proforma financial statements.

Note 3. Recapitalization of Neurotrope Bioscience, Inc.

The Company is reflecting the change in par value of the common stock of Neuortrope Bioscience, Inc., immediately prior to the Merger, from $0.01 to $0.0001 for the surviving entity and the Company pre-merger. This resulted in an adjustment to the par value of the common stock attributable to the Company of $188,100 as outlined in note 3 in on the proforma financial statements. Further, the Company exchanged its 19,000,000 shares outstanding into 19,000,000 shares of Parent.

Note 4. Financing Transaction

Concurrently with the closing of the Merger and in contemplation of the Merger, the Company held a closing of its private placement offering (“PPO”) of 11,533,375 shares of its Series A preferred stock, at a price of $1.00 per share, for gross proceeds (before deducting commissions and expenses of the PPO) of $11,533,375. The closing of this PPO and the closing of the Merger were conditioned upon each other.

The PPO was conducted on a “best efforts” basis. Neurotrope BioSciences, Inc. agreed to pay the placement agent in the offering, EDI Financial, Inc., a registered broker-dealer, a cash commission of 10% of the gross funds raised from investors in the PPO. In addition, the placement agent received (a) for the first $12,000,000 of gross PPO proceeds, (i) warrants exercisable for a period of ten (10) years to purchase a number of shares of Common Stock equal to 7.5% of the number of shares of Series A Preferred Stock sold to investors introduced by it, with a per share exercise price of $0.01, and (ii) warrants exercisable for a period of ten (10) years to purchase a number of shares of Series A Preferred Stock equal to 2.5% of the number of shares of Series A Preferred Stock sold to investors introduced by it, with a per share exercise price of $1.00; and (b) on gross PPO proceeds in excess of $12,000,000, warrants exercisable for a period of ten (10) years to purchase a number of shares of Series A Preferred Stock equal to 10% of the number of shares of Series A Preferred Stock sold to investors introduced by it, with an exercise price of $1.00 per share (collectively, the “Agent Warrants. The Company was also required to reimburse the placement agent $25,000 for legal expenses incurred in connection with the PPO.

F-29

As a result of the foregoing, the placement agent was paid an aggregate commission of $1,128,337.50 and was issued Agent Warrants to purchase 419,680 shares of the Company’s common stock and Agent Warrants to purchase 708,657 shares of the Company’s Series A preferred stock. The net proceeds received from the PPO of $10,405,038 was reflected as an increase to cash and preferred stock. The value ascribed to the Agent Warrants has been included as an expense netted against the Series A preferred stock and a corresponding increase to the Series A preferred stock with zero net impact on the balance sheet.

Note 5.  Earnings Per Share

The proforma weighted average shares outstanding gives effect to the issuance of 19,000,000 shares of common stock in connection with the Merger and the Split-Off as if it occurred at the beginning of the periods presented and the 2,690,400 shares outstanding in Parent post-merger and Split-Off.

The effect of any potentially dilutive instruments including the convertible Series A preferred stock warrants and options were anti-dilutive. Therefore, dilutive earnings per share is equivalent to basic earnings per share.

F-30

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Dated: August 30, 2013	By:	/s/ Jim New
		Name:	Jim New
		Title:	Chief Executive Officer